Exhibit 10.30

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                                CREDIT AGREEMENT


                                     between


                       EVEREST REINSURANCE HOLDINGS, INC.,


                            THE LENDERS NAMED HEREIN,


                                       and


                            FIRST UNION NATIONAL BANK
                             as Administrative Agent

                  $150,000,000 Senior Revolving Credit Facility





                       Lead Arranger and Sole Book-Runner:
                          FIRST UNION SECURITIES, INC.


                          Dated as of December 21, 1999





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                                TABLE OF CONTENTS

                                                                            Page

RECITALS ......................................................................1

                                    ARTICLE I

                                   DEFINITIONS

1.1      Defined Terms.........................................................1
1.2      Accounting Terms.....................................................18
1.3      Other Terms; Construction............................................18

                                   ARTICLE II

                          AMOUNT AND TERMS OF THE LOANS

2.1      Commitments..........................................................18
2.2      Borrowings...........................................................19
2.3      Disbursements; Funding Reliance; Domicile of Loans...................19
2.4      Notes................................................................20
2.5      Termination and Reduction of Commitment..............................21
2.6      Mandatory and Voluntary Payments and Prepayments.....................21
2.7      Interest.............................................................22
2.8      Fees.................................................................23
2.9      Interest Periods.....................................................23
2.10     Conversions and Continuations........................................24
2.11     Method of Payments; Computations.....................................25
2.12     Recovery of Payments.................................................26
2.13     Use of Proceeds......................................................26
2.14     Pro Rata Treatment...................................................27
2.15     Increased Costs; Change in Circumstances; Illegality; etc............28
2.16     Taxes................................................................30
2.17     Compensation.........................................................32
2.18     Extension of Maturity Date...........................................33
2.19     Replacement Lenders..................................................33

                                   ARTICLE III

                    CONDITIONS OF BORROWING AND RESTRUCTURING

3.1      Conditions of Initial Borrowing......................................34
3.2      Conditions to All Loans..............................................36
3.3      Conditions of Approval of and Borrowings after the Restructuring.....37

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                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

4.1      Corporate Organization and Power.....................................38
4.2      Authorization; Enforceability........................................38
4.3      No Violation.........................................................38
4.4      Governmental Authorization; Permits..................................38
4.5      Litigation...........................................................39
4.6      Taxes................................................................39
4.7      Subsidiaries.........................................................40
4.8      Full Disclosure......................................................40
4.9      Margin Regulations...................................................40
4.10     No Material Adverse Change...........................................40
4.11     Financial Matters....................................................40
4.12     ERISA................................................................42
4.13     Environmental Matters................................................42
4.14     Compliance With Laws.................................................43
4.15     Regulated Industries.................................................43
4.16     Insurance............................................................43
4.17     Year 2000 Compatibility..............................................43
4.18     Material Contracts...................................................43
4.19     Reinsurance Agreements...............................................44
4.20     Pari Passu Debt......................................................44

                                    ARTICLE V

                              AFFIRMATIVE COVENANTS

5.1      GAAP Financial Statements............................................44
5.2      Statutory Financial Statements.......................................45
5.3      Other Business and Financial Information.............................46
5.4      Corporate Existence; Franchises; Maintenance of Properties...........49
5.5      Compliance with Laws.................................................49
5.6      Payment of Obligations...............................................49
5.7      Insurance............................................................50
5.8      Maintenance of Books and Records; Inspection.........................50
5.9      Dividends............................................................50
5.10     Further Assurances...................................................50
5.11     Cross-Reference to Parent Guaranty...................................50

                                   ARTICLE VI

                               FINANCIAL COVENANTS

6.1      Maximum Consolidated Indebtedness to Total Capitalization............51
6.2      Minimum Statutory Surplus............................................51
6.3      Minimum Interest Coverage Ratio......................................51

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                                   ARTICLE VII

                               NEGATIVE COVENANTS

7.1      Fundamental Changes..................................................51
7.2      Indebtedness.........................................................51
7.3      Liens................................................................52
7.4      Disposition of Assets................................................54
7.5      Transactions with Affiliates.........................................54
7.6      Restricted Payments..................................................55
7.7      Lines of Business....................................................55
7.8      Fiscal Year..........................................................55
7.9      Ratings..............................................................55
7.10     Accounting Changes...................................................55
7.11     Limitation on Certain Restrictions...................................55
7.12     Investments..........................................................56

                                  ARTICLE VIII

                                EVENTS OF DEFAULT

8.1      Events of Default....................................................56
8.2      Remedies; Termination of Commitments, Acceleration, Etc..............59
8.3      Remedies; Set-Off....................................................59

                                   ARTICLE IX

                            THE ADMINISTRATIVE AGENT

9.1      Appointment..........................................................60
9.2      Nature of Duties.....................................................60
9.3      Exculpatory Provisions...............................................60
9.4      Reliance by Administrative Agent.....................................60
9.5      Non-Reliance on Administrative Agent and Other Lenders...............61
9.6      Notice of Default....................................................62
9.7      Indemnification......................................................62
9.8      The Administrative Agent in its Individual Capacity..................62
9.9      Successor Agent......................................................63

                                    ARTICLE X

                                  MISCELLANEOUS

10.1     Fees and Expenses....................................................63
10.2     Indemnification......................................................64
10.3     Governing Law; Consent to Jurisdiction...............................64
10.4     Waiver of Trial by Jury..............................................65
10.5     Notices..............................................................65

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10.6     Amendments Waivers, Etc..............................................66
10.7     Assignments, Participations..........................................67
10.8     No Waiver............................................................69
10.9     Successors and Assigns...............................................69
10.10    Survival.............................................................69
10.11    Severability.........................................................70
10.12    Construction.........................................................70
10.13    Confidentiality......................................................70
10.14    Counterparts; Effectiveness..........................................70
10.15    Disclosure of Information............................................70
10.16    Entire Agreement.....................................................71

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                                    EXHIBITS

Exhibit A             Form of Note
Exhibit B-1           Form of Notice of Borrowing
Exhibit B-2           Form of Notice of Conversion/Continuation
Exhibit C-1           Form of GAAP Compliance Certificate
Exhibit C-2           Form of SAP Compliance Certificate
Exhibit D             Form of Assignment and Acceptance
Exhibit E-1           Form of Opinion for Mayer, Brown & Platt
Exhibit E-2           Form of In-House Counsel Opinion
Exhibit E-3           Form of Restructuring Opinion for Mayer, Brown & Platt
Exhibit E-4           Form of Restructuring Opinion for In-House Counsel
Exhibit E-5           Form of Restructuring Opinion for Conyers, Dill & Pearman
Exhibit F             Form of Parent Guaranty
Exhibit G             Request for Extension of Maturity Date


                                    SCHEDULES

Schedule 4.4          Licenses
Schedule 4.7          Subsidiaries
Schedule 4.18         Material Contracts
Schedule 7.3          Liens


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                                CREDIT AGREEMENT

     THIS CREDIT AGREEMENT, dated as of the 21st day of December 1999, is made among EVEREST REINSURANCE HOLDINGS, INC., a Delaware corporation with its principal offices in Liberty Corner, New Jersey (the "Borrower"), the banks and financial institutions listed on the signature pages hereto or that become parties hereto after the date hereof (collectively, the "Lenders"), and FIRST UNION NATIONAL BANK ("First Union"), as administrative agent for the Lenders.

                                    RECITALS

     A. The Borrower has requested that the Lenders make available to the Borrower a revolving credit facility in the aggregate principal amount of $150,000,000. The Borrower will use the proceeds of this facility (i) to acquire outstanding shares of the Borrower's Capital Stock or shares of the Guarantor's Capital Stock after the effectiveness of the Restructuring (as defined herein),
(ii) to refinance certain existing indebtedness (including the $75,000,000 credit facility currently in effect with First Union), (iii) to pay certain transaction fees and expenses in connection herewith and therewith, and (iv) for liquidity and general corporate purposes, all as more fully described herein.

     B. The Lenders are willing to make available to the Borrower the revolving credit facility described above subject to and on the terms and conditions set forth in this Agreement.

     C. The Borrower has proposed a Restructuring to occur some time after the date hereof. After the effectiveness of the Restructuring, the Guarantor shall own directly 100% of the issued and outstanding stock of the Borrower and the Borrower shall own directly 100% of the issued and outstanding stock of Everest Re. The Lenders are willing to approve the Restructuring and continue to make available to the Borrower the credit facilities described herein subject to and on the terms and conditions set forth in this Agreement.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the mutual provisions, covenants and agreements herein contained, the parties hereto hereby agree as follows:

                                    ARTICLE I


                                   DEFINITIONS

     1.1 DEFINED TERMS. For purposes of this Agreement, in addition to the terms defined elsewhere herein, the following terms shall have the meanings set forth below (such meanings to be equally applicable to the singular and plural forms thereof):

     "Account Designation Letter" shall mean a letter from the Borrower to the Administrative Agent, duly completed and signed by an Authorized Officer of the Borrower and in form and substance satisfactory to the Administrative Agent, listing any one or more accounts

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to which the Borrower may from time to time request the Administrative  Agent to forward the proceeds of any Loans made hereunder.

     "Adjusted LIBOR Rate" shall mean, at any time with respect to any LIBOR Loan, a rate per annum, equal to the LIBOR Rate as in effect at such time plus the applicable Margin Percentage as in effect at such time.

     "Administrative   Agent"  shall  mean  First  Union,  in  its  capacity  as
Administrative Agent appointed under ARTICLE IX, and its successors and permitted assigns in such capacity.

     "Affiliate" shall mean, as to any Person, each other Person that directly, or indirectly through one or more intermediaries, owns or controls, is controlled by or under common control with, such Person or is a director or officer of such Person. For purposes of this definition, with respect to any Person "control" shall mean (i) the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise, or
(ii) the beneficial ownership of securities or other ownership interests of such Person having 10% or more of the combined voting power of the then outstanding securities or other ownership interests of such Person ordinarily (and apart from rights accruing under special circumstances) having the right to vote in the election of directors or other governing body of such Person.

     "Agreement" shall mean this Credit Agreement, as amended, modified or supplemented from time to time.

     "Annual Statement" shall mean, with respect to any Insurance Subsidiary for any fiscal year, the annual financial statements of such Insurance Subsidiary as required to be filed with the Insurance Regulatory Authority of its jurisdiction of domicile and in accordance with the laws of such jurisdiction, together with all exhibits, schedules, certificates and actuarial opinions required to be filed or delivered therewith.

     "Applicable Margin Percentage" shall mean, at any time from and after the Closing Date, the applicable percentage (a) to be added to the LIBOR Rate pursuant to SECTION 2.7 for purposes of determining the Adjusted LIBOR Rate, (b) to be used in calculating the commitment fee payable pursuant to SECTION 2.8(B), and (c) to be used in calculating the utilization fee payable pursuant to
SECTION 2.8(D), in each case as determined under the following matrix with reference to the Borrower's senior unsecured debt rating by Moody's or Standard & Poor's (in each case based upon the higher of the two ratings), when available, or, if not available, then with reference to three rating levels below the higher of the financial strength ratings (individual company or pool rating, if applicable) assigned to Everest Re by Standard & Poor's and Moody's (the "Financial Strength Rating"):

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             Standard & Poor's/                Applicable Margin
                  Moody's                       Percentage for   Utilization Fee
   Level          Rating        Commitment Fee   LIBOR Loans      Usage > 50%
   -----          ------        --------------   -----------      -----------

     I        A+/A1 or above        0.125%          0.525%           0.10%
     II            A/A2             0.150%          0.650%           0.10%
     III           A-/A3            0.175%          0.750%          0.125%
     IV          BBB+/Baa1          0.250%          0.875%          0.125%
     V           BBB/Baa2           0.350%           1.00%          0.125%
     VI         Less than
                 BBB/Baa2           0.500%           1.55%           0.20%

Notwithstanding anything set forth herein to the contrary, if at any time the difference between the senior unsecured debt ratings by Moody's and Standard & Poor's is more than one rating grade, then for purposes of determining the applicable level set forth above, the rating one level above the lower rating will apply.

On each Adjustment Date (as hereinafter defined), the Applicable Margin Percentage for all Loans and the commitment fee and utilization fee payable pursuant to SECTION 2.8(B) and (D) respectively shall be adjusted effective as of such date in accordance with the above matrix; provided, however, that, notwithstanding the foregoing or anything else herein to the contrary, if at any time an Event of Default described in SECTION 8.1(A) shall have occurred and be continuing, at all times from and including the date on which such Event of Default occurred to the date on which such Event of Default shall have been cured or waived, each Applicable Margin Percentage shall be determined in accordance with Level VI of the above matrix (notwithstanding the actual level). For purposes of this definition, "Adjustment Date" shall mean the tenth (10th) Business Day after the announcement by either Moody's or Standard & Poor's of any change in its rating with respect to the Borrower's senior unsecured debt or the Financial Strength Rating if the Borrower does not have a senior unsecured debt rating. Until the first Adjustment Date, each Applicable Margin Percentage shall be determined in accordance with Level III of the above matrix. In the event Borrower does not obtain a senior unsecured debt rating from either Standard & Poor's or Moody's within one year of the Closing Date, then Borrower shall obtain Standard & Poor's bank loan rating, an issue-specific rating comparable to a senior unsecured debt rating which then will be used to apply the appropriate rating level.

     "Assignee" shall have the meaning given to such term in SECTION 10.7(A).

     "Assignment and Acceptance" shall mean an Assignment and Acceptance entered into between a Lender and an Assignee and accepted by the Administrative Agent and the Borrower, in substantially the form of EXHIBIT D.

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     "Authorized  Officer" shall mean any officer of the Borrower  authorized by resolution of the board of directors of the Borrower to take the action specified herein with respect to such officer and whose signature and incumbency shall have been certified to the Administrative Agent by the secretary or an assistant secretary of the Borrower.

     "Available Dividend Amount" shall mean, with respect to Everest Re for any period of four consecutive fiscal quarters, the aggregate maximum amount of dividends that is or, if such period were a fiscal year, would be permitted by the Insurance Regulatory Authority of its jurisdiction of domicile, under all applicable Requirements of Law (without the necessity of any consent, approval or other action of such Insurance Regulatory Authority involving the granting of permission or the exercise of discretion by such Insurance Regulatory Authority), to be paid by Everest Re to the Borrower in respect of such four-quarter period as if such period were a fiscal year (whether or not any such dividends are actually paid).

     "Bankruptcy Code" shall mean 11 U.S.C. ss.ss.101 et seq., as amended from time to time, and any successor statute.

     "Base Rate" shall mean the higher of (i) the per annum interest rate publicly announced from time to time by First Union in Charlotte, North Carolina, to be its prime rate (which may not necessarily be its best lending rate), as adjusted to conform to changes as of the opening of business on the date of any such change in such prime rate, and (ii) the Federal Funds Rate plus 0.5% per annum, as adjusted to conform to changes as of the opening of business on the date of any such change in the Federal Funds Rate.

     "Base Rate Loan" shall mean, at any time, any Loan that bears interest at such time at the Base Rate.

     "Borrower Margin Stock" shall mean shares of Capital Stock of the Borrower or, for the period on or after the Restructuring Date, the Guarantor, that are held by the Borrower or the Guarantor or any of their Subsidiaries and that constitute Margin Stock.

     "Borrowing" shall mean the incurrence by the Borrower (including as a result of conversions and continuations of outstanding Loans pursuant to SECTION 2.10) on a single date of a group of Loans of a single Type and, in the case of LIBOR Loans, as to which a single Interest Period is in effect.

     "Borrowing Date" shall mean, with respect to any Borrowing, the date upon which such Borrowing is made.

     "Business Day" shall mean (i) any day other than a Saturday or Sunday, a legal holiday or a day on which commercial banks in Charlotte, North Carolina or New York, New York are authorized by law or proclamation to be closed and (ii) in respect of any determination relevant to a LIBOR Loan, any such day that is also a day on which tradings are conducted in the London interbank Eurodollar market.

     "Capital Stock" shall mean (i) with respect to any Person that is a corporation, any and all shares, interests or equivalents in capital
stock  (whether  voting  or  nonvoting,  and   whether  common   or   preferred)
of  such  corporation,  and  (ii)  with  respect  to  any  Person  that is not a

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corporation, any and all partnership,  membership,  limited liability company or other equity interests of such Person; and in each case, any and all warrants, rights or options to purchase any of the foregoing.

     "Cash Equivalents" shall mean (i) securities issued or unconditionally guaranteed by the United States of America or any agency or instrumentality thereof, backed by the full faith and credit of the United States of America and maturing within ninety (90) days from the date of acquisition, (ii) commercial paper issued by any Person organized under the laws of the United States of America, maturing within ninety (90) days from the date of acquisition and, at the time of acquisition, having a rating of at least A-1 or the equivalent thereof by Standard & Poor's Ratings Services or at least P-1 or the equivalent thereof by Moody's Investors Service, Inc., (iii) time deposits and certificates of deposit maturing within ninety (90) days from the date of issuance and issued by a bank or trust company organized under the laws of the United States of America or any state thereof that has combined capital and surplus of at least $500,000,000 and that has (or is a subsidiary of a bank holding company that has) a long-term unsecured debt rating of at least A or the equivalent thereof by Standard & Poor's Ratings Services or at least A2 or the equivalent thereof by Moody's Investors Service, Inc., (iv) repurchase obligations with a term not exceeding seven (7) days with respect to underlying securities of the types described in clause (i) above entered into with any bank or trust company meeting the qualifications specified in clause (iii) above, and (v) money market funds at least 95% of the assets of which are continuously invested in securities of the type described in clauses (i) through (iv) above.

     "Closing Date" shall mean the date upon which the initial extension of credit is made pursuant to this Agreement.

     "Combined Net Cash Flow" shall mean, for any period prior to the Restructuring Date and without duplication, the aggregate Net Cash Flow of the Borrower's non-Insurance Subsidiaries for such period and for any period on or after the Restructuring Date and without duplication, the aggregate Net Cash Flow of the Guarantor's non-Insurance Subsidiaries for such period. For purposes of this definition, "non-Insurance Subsidiaries" shall not include any Subsidiary of an Insurance Subsidiary.

     "Commitment" shall mean, with respect to any Lender at any time, the amount set forth opposite such Lender's name on its signature page hereto under the caption "Commitment" or, if such Lender has entered into one or more Assignment and Acceptances, the amount set forth for such Lender at such time in the Register maintained by the Administrative Agent pursuant to SECTION 10.7(B) as such Lender's "Commitment," as such amount may be reduced at or prior to such time pursuant to the terms hereof.

     "Compliance Certificate" shall mean a fully completed and duly executed certificate in the form of EXHIBIT C-1 or Exhibit C-2, each together with a Covenant Compliance Worksheet.

     "Consolidated  Indebtedness"  shall  mean,  as  of  the  last  day  of  any fiscal quarter, the aggregate (without duplication) of all Indebtedness (whether or not reflected on the Guarantor's or the Borrower's or any Subsidiary's balance sheet) of the Borrower and its Subsidiaries for all such dates prior to the Restructuring Date, and the Guarantor and its Subsidiaries for all such dates on or after the Restructuring Date, determined on a consolidated basis in accordance with

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GAAP, excluding reimbursement obligations in respect of letters of credit issued for the benefit of any Insurance Subsidiary or the Borrower or the Guarantor after the effectiveness of the Restructuring in the ordinary course of its business to support the payment of obligations arising under insurance and reinsurance contracts and weather and similar swap agreements, but only in each case to the extent such letters of credit (i) are not drawn upon and (ii) are collateralized by cash or Cash Equivalents; provided that the aggregate redemption value of all Trust Preferred Securities shall be included in or added to, as the case may be and without duplication, Consolidated Indebtedness to the extent such aggregate redemption value exceeds fifteen percent (15%) of Total Capitalization.

     "Consolidated Interest Expense" shall mean, for any period, the sum (without duplication) of (i) total interest expense of Borrower and its Subsidiaries for such period in respect of Consolidated Indebtedness of Borrower and its Subsidiaries (including, without limitation, all such interest expense accrued or capitalized during such period, whether or not actually paid during such period), determined on a consolidated basis in accordance with GAAP, (ii) all net amounts payable under or in respect of Hedge Agreements, to the extent paid or accrued by Borrower and its Subsidiaries during such period, and (iii) all commitment fees and other ongoing fees in respect of Consolidated Indebtedness (including the fees provided for under SECTIONS 2.8(B) and (D)) paid, accrued or capitalized by Borrower and its Subsidiaries during such period; provided that, for any period on or after the Restructuring Date, this definition shall read as if "Guarantor" were substituted for "Borrower."

     "Consolidated Net Income" shall mean, for any period, net income (or loss) for the Borrower and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP.

     "Consolidated Net Worth" shall mean, as of any date of determination, the net worth of the Borrower and its Subsidiaries as of such date prior to the Restructuring Date, and the Guarantor and its Subsidiaries as of such date on or after the Restructuring Date, determined on a consolidated basis in accordance with GAAP, but (i) excluding any Disqualified Capital Stock and (ii) without regard to the requirements of Statement of Financial Accounting Standards No. 115 issued by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants.

     "Contingent Obligation" shall mean, with respect to any Person, any direct or indirect liability of such Person with respect to any Indebtedness, liability or other obligation (the "primary obligation") of another Person (the "primary obligor"), whether or not contingent, (a) to purchase, repurchase or otherwise acquire such primary obligation or any property constituting direct or indirect security therefor, (b) to advance or provide funds (i) for the payment or discharge of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor in respect thereof to make payment of such primary obligation or (d) otherwise to assure or hold harmless the owner of any such primary obligation against loss or failure or inability to perform in respect thereof; provided, however, that, with respect to the Borrower and its Subsidiaries, the term Contingent Obligation

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shall not include (y)  endorsements  for  collection  or deposit in the ordinary course of business or (z) obligations entered into by an Insurance Subsidiary in the ordinary course of its insurance or reinsurance business under insurance policies, surety bonds or contracts issued by it or to which it is a party, including reinsurance agreements (and security posted by any such Insurance Subsidiary in the ordinary course of its business to secure obligations thereunder); provided that, for any period on or after the Restructuring Date, this definition shall read as if "Guarantor" were substituted for "Borrower."

     "Covenant Compliance Worksheet" shall mean a fully completed worksheet in the form of Attachment A to EXHIBIT C-1 or EXHIBIT C-2.

     "Credit Documents" shall mean, this Agreement, the Notes, the Fee Letter, the Parent Guaranty and all other agreements, instruments, documents and certificates now or hereafter executed and delivered to the Administrative Agent or any Lender by or on behalf of the Borrower, the Guarantor or any of the Borrower's Subsidiaries with respect to this Agreement and the transactions contemplated hereby, in each case as amended, modified, supplemented or restated from time to time.

     "Default" shall mean, any event or condition that, with the passage of time or giving of notice, or both, would constitute an Event of Default.

     "Disqualified Capital Stock" shall mean, with respect to any Person, any Capital Stock of such Person that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event or otherwise, (i) matures or is mandatorily redeemable or subject to any mandatory repurchase requirement, pursuant to a sinking fund obligation or otherwise, (ii) is redeemable or subject to any mandatory repurchase requirement at the sole option of the holder thereof, or (iii) is convertible into or exchangeable for (whether at the option of the issuer or the holder thereof) (a) debt securities or (b) any Capital Stock referred to in (i) or (ii) above, in each case under (i), (ii) or (iii) above at any time on or prior to the first anniversary of the Maturity Date; provided, however, that only the portion of Capital Stock that so matures or is mandatorily redeemable, is so redeemable at the option of the holder thereof, or is so convertible or exchangeable on or prior to such date shall be deemed to be Disqualified Capital Stock.
     "Dollars" or "$" shall mean dollars of the United States of America.

     "Eligible Assignee" shall mean (i) a commercial bank organized under the laws of the United States or any state thereof and having total assets in excess of $1,000,000,000, (ii) a commercial bank organized under the laws of any other country that is a member of the Organization for Economic Cooperation and Development or any successor thereto (the "OECD") or a political subdivision of any such country and having total assets in excess of
$1,000,000,000, provided that such bank or other financial institution is acting through a branch or agency located in the United States, in the country under the laws of which it is organized or in another country that is also a member of the OECD, (iii) the central bank of any country that is a member of the OECD, (iv) a finance company, insurance company or other financial institution or fund that is engaged in making, purchasing or otherwise investing in loans in the ordinary course of its business and having total assets in excess of $500,000,000, (v) any Affiliate of an existing Lender or (vi) any other Person approved by the Required Lenders, which approval shall not be unreasonably withheld.

     "Environmental Claims" shall mean any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations (other than internal reports prepared by any Person in the ordinary course of its business and not in response to any third party action or request of any kind) or proceedings relating in any way to any Environmental Law or any permit issued, or any approval given, under any such Environmental Law (collectively, "Claims"), including, without limitation,
(i) any and all Claims by Governmental Authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law and (ii) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Substances or arising from alleged injury or threat of injury to human health or the environment.

     "Environmental Laws" shall mean any and all federal, state and local laws, statutes, ordinances, rules, regulations, permits, licenses, approvals, interpretations, rules of common law and orders of courts or Governmental Authorities, relating to the protection of human health or occupational safety or the environment, now or hereafter in effect and in each case as amended from time to time, including, without limitation, requirements pertaining to the manufacture, processing, distribution, use, treatment, storage, disposal, transportation, handling, reporting, licensing, permitting, investigation or remediation of Hazardous Substances.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor statute, and all rules and regulations from time to time promulgated thereunder.

     "ERISA Affiliate" shall mean any Person (including any trade or business, whether or not incorporated) that would be deemed to be under "common control" with, or a member of the same "controlled group" as, the Borrower or any of its Subsidiaries, within the meaning of Sections 414(b), (c), (m) or (o) of the Internal Revenue Code or Section 4001 of ERISA.

     "ERISA Event" shall mean any of the following with respect to a Plan or Multiemployer Plan, as applicable: (i) a Reportable Event with respect to a Plan or a Multiemployer Plan, (ii) a complete or partial withdrawal by the Borrower or any ERISA Affiliate from a Multiemployer Plan that results in liability under
Section 4201 or 4204 of ERISA, or the receipt by the Borrower or any ERISA Affiliate of notice from a Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA or that it intends to terminate or has terminated under Section 4041A of ERISA, (iii) the distribution by the Borrower or any ERISA Affiliate under Section 4041 or 4041A of ERISA of a notice of intent to terminate any Plan or the taking of any action to terminate any Plan, (iv) the commencement of proceedings by the PBGC under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Borrower or any ERISA Affiliate of a notice from any Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan, (v) the institution of a proceeding by any fiduciary of any Multiemployer Plan against the Borrower or any ERISA Affiliate to enforce Section 515 of ERISA, which is not dismissed within thirty
(30) days, (vi) the imposition upon the Borrower or any ERISA Affiliate of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, or the imposition or threatened imposition of any Lien upon any assets of the Borrower or any ERISA Affiliate as a result of any alleged failure to comply with the Internal Revenue Code or ERISA in respect of any Plan, (vii) the engaging in or otherwise becoming liable for a nonexempt Prohibited Transaction by the Borrower or any ERISA Affiliate,
(viii) a violation of the applicable requirements of Section 404 or 405 of ERISA or the exclusive benefit rule under Section 401(a) of the Internal Revenue Code by any fiduciary of any Plan for which the Borrower or any of its ERISA Affiliates may be directly or indirectly liable or (ix) the adoption of an amendment to any Plan that, pursuant to Section 401(a)(29) of the Internal Revenue Code or Section 307 of ERISA, would result in the loss of tax-exempt status of the trust of which such Plan is a part if the Borrower or an ERISA Affiliate fails to timely provide security to such Plan in accordance with the provisions of such sections.

     "Event of  Default"  shall have the  meaning  given to such term in SECTION
8.1.

     "Everest Bermuda" shall mean Everest Reinsurance (Bermuda), Ltd., a corporation to be organized under the laws of Bermuda as a Wholly-Owned Subsidiary of Guarantor.

     "Everest Indemnity" shall mean Everest Indemnity Insurance Company, a Delaware corporation and subsidiary of Everest Re.

     "Everest National" shall mean Everest National Insurance Company, an Arizona insurance corporation and subsidiary of Everest Re.

     "Everest Re" shall mean Everest Reinsurance Company, a Delaware insurance corporation and the Borrower's primary insurance subsidiary.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time, and any successor statute, and all rules and regulations from time to time promulgated thereunder.

     "Existing Credit Agreement" shall mean the Credit Agreement, dated June 16, 1997, between the Borrower and First Union, as amended.

     "FASB 5" shall mean the Financial Accounting Standards Board Opinion No. 5.

     "Federal Funds Rate" shall mean, for any period, a fluctuating per annum interest rate (rounded upwards, if necessary, to the nearest 1/100 of one percentage point) equal for each day during such period to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by the Administrative Agent.

     "Federal Reserve Board" shall mean the Board of Governors of the Federal Reserve System or any successor thereto.

     "Fee Letter" shall mean the letter from First Union to the Borrower, dated November 22, 1999, relating to certain fees payable by the Borrower in respect of the transactions contemplated by this Agreement, as amended, modified or supplemented from time to time.

     "Financial Officer" shall mean, with respect to the Borrower or the Guarantor, the chief financial officer, vice president finance, principal accounting officer or treasurer of the Borrower or the Guarantor.

     "GAAP" shall mean generally accepted accounting principles, as set forth in the statements, opinions and pronouncements of the Accounting Principles Board, the American Institute of Certified Public Accountants and the Financial Accounting Standards Board, consistently applied and maintained, as in effect from time to time (subject to the provisions of SECTION 1.2).

     "Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof and any central bank thereof, any municipal, local, city or county government, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

     "Guarantor" shall mean Everest Re Group, Ltd., a corporation organized under the laws of Bermuda.

     "Hazardous Substances" shall mean any substances or materials (i) that are or become defined as hazardous wastes, hazardous substances, pollutants, contaminants or toxic substances under any Environmental Law, (ii) that are defined by any Environmental Law as toxic, explosive, corrosive, ignitable, infectious, radioactive, mutagenic or otherwise hazardous, (iii) the presence of which require investigation or response under any Environmental Law, (iv) that constitute a nuisance, trespass or health or safety hazard to Persons or neighboring properties, (v) that consist of underground or aboveground storage tanks, whether empty, filled or partially filled with any substance or (vi) that contain, without limitation, asbestos, polychlorinated biphenyls, urea formaldehyde foam insulation, petroleum hydrocarbons, petroleum derived substances or wastes, crude oil, nuclear fuel, natural gas or synthetic gas.

     "Hedge Agreement" shall mean any interest or foreign currency rate swap, cap, collar, option, hedge, forward rate or other similar agreement or arrangement designed to protect against fluctuations in interest rates or currency exchange rates.

     "Historical Statutory Statements" shall have the meaning given to such term in SECTION 4.11(D).

     "Holding Company Expenses" shall mean, for any period, the aggregate of all operating costs and expenses incurred or paid by the Borrower and the Guarantor during such period, including without limitation rent, utilities, professional fees, taxes (without duplication for taxes included in the determination of Net Tax Sharing Payments) and payroll expenses.

     "Indebtedness" shall mean, with respect to any Person (without duplication), (i) all indebtedness of such Person for borrowed money or in respect of loans or advances, (ii) all obligations of such Person evidenced by notes, bonds, debentures or similar instruments, (iii) all reimbursement obligations of such Person with respect to surety bonds, letters of credit and bankers' acceptances (in each case, whether or not drawn or matured and in the stated amount thereof), (iv) all obligations of such Person to pay the deferred purchase price of property or services, (v) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person, (vi) all obligations of such Person as lessee under leases that are or should be, in accordance with GAAP, recorded as capital leases, to the extent such obligations are required to be so recorded, (vii) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any capital stock or other equity securities that, by their stated terms (or by the terms of any equity securities issuable upon conversion thereof or in exchange therefor), or upon the occurrence of any event, mature or are mandatorily redeemable, or are redeemable at the option of the holder thereof, in whole or in part, at any time prior to the Maturity Date, (viii) the net termination obligations of such Person under any Hedge Agreements, calculated as of any date as if such agreement or arrangement were terminated as of such date,
(ix) all Contingent Obligations of such Person and (x) all indebtedness referred to in clauses (i) through (ix) above secured by any Lien on any property or asset owned or held by such Person regardless of whether the indebtedness secured thereby shall have been assumed by such Person or is nonrecourse to the credit of such Person.

     "Insurance Code" shall mean, with respect to any Insurance Subsidiary, the insurance code of any state where such Insurance Subsidiary is domiciled or conducting business, as amended from time to time, and any successor statute, together with all rules and regulations from time to time promulgated thereunder.

     "Insurance Regulatory Authority" shall mean, with respect to any Insurance Subsidiary, the insurance department or similar Governmental Authority charged with regulating insurance companies or insurance holding companies, in its jurisdiction of domicile and, to the extent that it has regulatory authority over such Insurance Subsidiary, in each other jurisdiction in which such Insurance Subsidiary conducts business or is licensed to conduct business.

     "Insurance Subsidiary" shall mean Everest Re, Everest Bermuda, Everest National and any other Subsidiary of the Borrower the ability of which to pay dividends is regulated by an Insurance Regulatory Authority or that is otherwise required to be regulated thereby in accordance with the applicable Requirements of Law of its jurisdiction of domicile.

     "Interest Coverage Ratio" shall mean, as of the last day of any period of four consecutive fiscal quarters (the "Measurement Period"), the ratio of:

                  (i) the sum (without duplication) of (A) the Available Dividend Amount for the Measurement Period for Everest Re, plus (B) the Net Tax Sharing Payments with respect to the Measurement Period, plus
         (C) the Combined Net Cash Flow (whether positive or negative) for the Measurement Period, plus (D) other Net Cash Flow to the Borrower (whether positive or negative) and on or after the Restructuring Date, to the Guarantor and the Borrower, during the Measurement Period, minus Holding Company Expenses accrued during such Measurement Period, to

                  (ii) the sum (without duplication) of (A) Consolidated Interest Expense and (B) dividends to be paid on Trust Preferred Securities, each as projected for the four consecutive fiscal quarters immediately following the date of determination.

     "Interest Period" shall have the meaning given to such term in SECTION 2.9.

     "Internal Revenue Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any successor statute, and all rules and regulations from time to time promulgated thereunder.

     "Lending Office" shall mean, with respect to any Lender, the office of such Lender designated as its "Lending Office" on its signature page hereto or in an Assignment and Acceptance, or such other office as may be otherwise designated in writing from time to time by such Lender to the Borrower and the Administrative Agent. A Lender may designate separate Lending Offices as provided in the foregoing sentence for the purposes of making or maintaining different Types of Loans, and, with respect to LIBOR Loans, such office may be a domestic or foreign branch or Affiliate of such Lender.

     "LIBOR Loan" shall mean, at any time, any Loan that bears interest at such time at the Adjusted LIBOR Rate.

     "LIBOR Rate" shall mean, with respect to each LIBOR Loan comprising part of the same Borrowing for any Interest Period, an interest rate per annum obtained by dividing (i)(y) the rate of interest (rounded upward, if necessary, to the nearest 1/16 of one percentage point) appearing on Telerate Page 3750 (or any successor page) or (z) if no such rate is available, the rate of interest determined by the Administrative Agent to be the rate or the arithmetic mean of rates (rounded upward, if necessary, to the nearest 1/16 of one percentage point) at which Dollar deposits in immediately available funds are offered by First Union to first-tier banks in the London interbank Eurodollar market, in each case under (y) and (z) above at approximately 11:00 a.m., London time, two
(2) Business Days prior to the first day of such Interest Period for a period substantially equal to such Interest Period and in an amount substantially equal to the amount of First Union's LIBOR Loan comprising part of such Borrowing, by
(ii) the amount equal to 1.00 minus the Reserve Requirement (expressed as a decimal) for such Interest Period.

     "Licenses" shall have the meaning given to such term in SECTION 4.4(C).

     "Lien" shall mean any mortgage, pledge, hypothecation, assignment, security interest, lien (statutory or otherwise), preference, priority, charge or other encumbrance of any nature, whether voluntary or involuntary, including, without limitation, the interest of any vendor or lessor under any conditional sale agreement, title retention agreement, capital lease or any other lease or arrangement having substantially the same effect as any of the foregoing.

     "Loans" shall have the meaning given to such term in SECTION 2.1 and may consist of Base Rate Loans or LIBOR Loans. For purposes of greater clarity, the conversion of one Type of Loan to the other Type or the continuation of a LIBOR Loan into a different Interest Period shall not constitute the making of a Loan hereunder.

     "Margin Stock" shall have the meaning given to such term in Regulation U.

     "Material Adverse Change" shall mean a material adverse change in the condition (financial or otherwise), operations, business, or properties of the Guarantor and its Subsidiaries, taken as a whole, or Borrower and its Subsidiaries, taken as a whole;

     "Material Adverse Effect" shall mean a material adverse effect upon (i) the condition (financial or otherwise), operations, business, or properties of (A) the Borrower, (B) the Borrower and its Subsidiaries, taken as a whole, (C) the Guarantor or (D) the Guarantor and its Subsidiaries, taken as a whole, (ii) the ability of the Borrower or the Guarantor to perform its obligations under this Agreement or any of the other Credit Documents or (iii) the legality, validity or enforceability of this Agreement or any of the other Credit Documents or the rights and remedies of the Administrative Agent and the Lenders hereunder and thereunder.

     "Material Insurance Subsidiary" shall mean any Insurance Subsidiary that is a Material Subsidiary.

     "Material Subsidiary" shall mean each of (i) Everest Re, and (ii) at the relevant time of determination, any Subsidiary having (after the elimination of intercompany accounts) (y) in the case of a non-Insurance Subsidiary, (A) assets constituting at least ten percent (10%) of the total assets of Borrower and its Subsidiaries on a consolidated basis, (B) revenues for the four quarters most recently ended constituting at least ten percent (10%) of the total revenues of Borrower and its Subsidiaries on a consolidated basis, or (C) Net Income for the four quarters most recently ended constituting at least ten percent (10%) of the Consolidated Net Income of Borrower and its Subsidiaries, in each case determined in accordance with GAAP as of the date of the GAAP financial statements  of Borrower  and its  Subsidiaries  most  recently  delivered  under
SECTION 5.1 prior to such time (or, with regard to determinations at any time prior to the initial delivery of financial statements under SECTION 5.1, as of the date of the most recent financial statements referred to in SECTION 4.11(A)), or (z) in the case of an Insurance Subsidiary, (A) assets constituting at least ten percent (10%) of the aggregate assets of all the Borrower's Insurance Subsidiaries, or (B) Gross Written Premiums for the four quarters most recently ended constituting at least ten percent (10%) of the aggregate Gross Written Premiums (without duplication) of all the Borrower's Insurance Subsidiaries, in each case determined in accordance with SAP as of the date of the statutory financial statements most recently delivered under SECTION 5.2 prior to such time (or, with regard to determinations at any time prior to the initial delivery of financial statements under SECTION 5.2, as of the date of the most recent financial statements referred to in SECTION 4.11(A)) and (vi) any Subsidiary that has one of the foregoing as a Subsidiary.

     "Maturity Date" shall mean the third anniversary of the Closing Date or such later date to which the Maturity Date may be extended pursuant to SECTION 2.18.

     "Moody's" shall mean Moody's Investors Service, Inc., its successors and assigns.

     "Multiemployer Plan" shall mean any "multiemployer plan" within the meaning of Section 4001(a)(3) of ERISA to which the Borrower or any ERISA Affiliate makes, is making or is obligated to make contributions or has made or been obligated to make contributions.

     "NAIC" shall mean the National Association of Insurance Commissioners and any successor thereto.

     "Net Cash Flow" shall mean, for any Person (other than an Insurance Subsidiary or a Subsidiary of an Insurance Subsidiary) for any period, (i) the aggregate Net Income of such Person for such period, plus (ii) the sum of depreciation expense, amortization (whether positive or negative) of intangible assets and other non-cash expenses, losses and charges reducing income, in each case to the extent taken into account in the calculation of such Net Income for such period, minus (iii) the sum of capital expenditures and all non-cash gains and other non-cash items taken into account in determining such Net Income for such period, plus (iv) any increase during such period in deferred taxes, minus
(v) any decrease during such period in deferred taxes; provided that with respect to the Guarantor, Net Cash Flow shall include any cash dividends actually paid by Everest Bermuda to Guarantor during such period

     "Net Income" shall mean, with respect to any Person for any period, the net income (or loss), after extraordinary items, taxes and all other items of expense and income of such Person for such period, determined in accordance with GAAP.

     "Net Tax Sharing Payments" shall mean, for any period, (i) the aggregate (without duplication) of all payments made or to be made to the Borrower by its Subsidiaries pursuant to tax sharing or tax allocation agreements or arrangements or otherwise in respect of taxable income realized during such period, minus (ii) the aggregate (without duplication) of all foreign, federal, state or local income, franchise and other tax payments made or to be made by the Borrower in respect of taxable income realized during such period and any payments made or to be made by the Borrower during such period pursuant to such tax sharing or tax allocation agreement or arrangement. For purposes of the Interest Coverage Ratio, if the amount in clause (ii) exceeds the amount in clause (i) hereof, the result shall be expressed as a negative amount.

     "Notes" shall mean the promissory notes of the Borrower in substantially the form of EXHIBIT A, together with any amendments, modifications and supplements thereto, substitutions therefor and restatements thereof.

     "Notice of Borrowing" shall have the meaning given to such term in SECTION 2.2(B).

     "Notice of Conversion/Continuation" shall have the meaning given to such term in SECTION 2.10(B).

     "Obligations" shall mean all principal of and interest (including, to the greatest extent permitted by law, post-petition interest) on the Loans and all fees, expenses, indemnities and other obligations owing, due or payable at any time by the Borrower to the Administrative Agent or any other Person entitled thereto, under this Agreement or any of the other Credit Documents.

     "PBGC" shall mean the Pension Benefit Guaranty Corporation and any successor thereto.

     "Parent Guaranty" shall mean a guaranty agreement made by the Guarantor in favor of the Administrative Agent and the Lenders, in substantially the form of EXHIBIT F, as amended, modified or supplemented from time to time.

     "Participant" shall have the meaning given to such term in SECTION 10.7(D).

     "Permitted Liens" shall have the meaning given to such term in SECTION 7.3.

     "Person" shall mean any corporation, association, joint venture, partnership, limited liability company, organization, business, individual, trust, government or agency or political subdivision thereof or any other legal entity.

     "Plan" shall mean any "employee pension benefit plan" within the meaning of
Section 3(2) of ERISA that is subject to the provisions of Title IV of ERISA (other than a Multiemployer Plan) and to which the Borrower or any ERISA Affiliate may have any liability.

     "Prohibited  Transaction"  shall  mean  any  transaction  described  in (i)
Section 406 of ERISA that is not exempt by reason of Section 408 of ERISA or by reason of a Department of Labor prohibited transaction individual or class exemption or (ii) Section 4975(c) of the Internal Revenue Code that is not exempt by reason of Section 4975 (c)(2) or 4975(d) of the Internal Revenue Code.

     "Pro Forma  Balance  Sheet"  shall have the  meaning  given to such term in
SECTION 4.11(B).

     "Projections" shall have the meaning given to such term in SECTION 4.11(C).

     "Quarterly Statement" shall mean, with respect to any Insurance Subsidiary for any fiscal quarter, the quarterly financial statements of such Insurance Subsidiary as required to be filed with the Insurance Regulatory Authority of its jurisdiction of domicile, together with all exhibits, schedules, certificates and actuarial opinions required to be filed or delivered therewith.

     "Register" shall have the meaning given to such term in SECTION 10.7(B).

     "Regulations D, T, U and X" shall mean Regulations D, T, U and X, respectively, of the Federal Reserve Board, and any successor regulations.

     "Reinsurance Agreement" shall mean any agreement, contract, treaty, certificate or other arrangement whereby any Insurance Subsidiary agrees to transfer, cede or retrocede to another insurer or reinsurer all or part of the liability assumed or assets held by such Insurance Subsidiary under a policy or policies of insurance issued by such Insurance Subsidiary or under a reinsurance agreement assumed by such Insurance Subsidiary.

     "Reportable Event" shall mean (i) any "reportable event" within the meaning of Section 4043(c) of ERISA for which the 30-day notice under Section 4043(a) of ERISA has not been waived by the PBGC (including any failure to meet the minimum funding standard of, or timely make any required installment under, Section 412 of the Internal Revenue Code or Section 302 of ERISA, regardless of the issuance of any waivers in accordance with Section 412(d) of the Internal Revenue Code),
(ii) any such  "reportable  event"  subject to advance  notice to the PBGC under
Section 4043(b)(3) of ERISA, (iii) any application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Internal Revenue Code, and (iv) a cessation of operations described in Section 4062(e) of ERISA.

     "Required Lenders" shall mean the Lenders holding outstanding Loans and Unutilized Commitments (or, after the termination of the Commitments, outstanding Loans) representing more than fifty percent (50%) of the aggregate at such time of all outstanding Loans and Unutilized Commitments (or, after the termination of the Commitments, the aggregate at such time of all outstanding Loans).

     "Requirement of Law" shall mean, with respect to any Person, the charter, articles or certificate of organization or incorporation and bylaws or other organizational or governing documents of such Person, and any statute, law, treaty, rule, regulation, order, decree, writ, injunction or determination of any arbitrator or court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject or otherwise pertaining to any or all of the transactions contemplated by this Agreement and the other Credit Documents.

     "Reserve Requirement" shall mean, with respect to any Interest Period, the reserve percentage (expressed as a decimal) in effect from time to time during such Interest Period, as provided by the Federal Reserve Board, applied for determining the maximum reserve requirements (including, without limitation, basic, supplemental, marginal and emergency reserves) applicable to First Union under Regulation D with respect to "Eurocurrency liabilities" within the meaning of Regulation D, or under any similar or successor regulation with respect to Eurocurrency liabilities or Eurocurrency funding.

     "Responsible Officer" shall mean the president, chief executive officer, chief financial officer, or any other Financial Officer of the Borrower or the Guarantor, and any executive officer, other officer or similar official thereof responsible for the administration of the obligations of the Borrower or the Guarantor, as the case may be, in respect of this Agreement.

     "Restructuring" shall mean the following transaction to be undertaken by Borrower pursuant to the Guarantor's Form S-4 Registration Statement previously delivered to the Administrative Agent and the Lenders: Everest Re Merger Corporation, a Delaware company ("MergerCo"), will be merged with and into the Borrower with the Borrower as the surviving company and pursuant to which (A) each share of common stock of the Borrower shall automatically convert into one share of common stock of the Guarantor, and (B) each share of common stock of MergerCo will be converted into one share of the Borrower. After the effectiveness of the Restructuring, the Guarantor shall own directly 100% of the issued and outstanding stock of the Borrower.

     "Restructuring Date" shall mean the date upon which the Restructuring is effective and all conditions set forth in SECTION 3.3 have been satisfied or waived in accordance herewith.

     "Standard & Poor's" shall mean Standard & Poor's Ratings Services, a division of The McGraw Hill Companies, Inc. and its successors and assigns.

     "Statutory Surplus" shall mean, as to Everest Re, at any time, the amount shown on line 27, page 3, column I of its Annual Statement, or the amount determined in a consistent manner for any date other than a date as of which its Annual Statement is prepared.

     "SAP" shall mean, with respect to any Insurance Subsidiary, the statutory accounting practices prescribed or permitted by the relevant Insurance Regulatory Authority of its jurisdiction of domicile, consistently applied and maintained and in conformity with those used in the preparation of the most recent Historical Statutory Statements.

     "Subsidiary" shall mean, with respect to any Person, any corporation or other Person of which more than fifty percent (50%) of the outstanding Capital Stock having ordinary voting power to elect a majority of the board of directors, in the case of a corporation, or of the ownership or beneficial interests, in the case of a Person not a corporation, is at the time, directly or indirectly, owned or controlled by such Person and one or more of its other Subsidiaries or a combination thereof (irrespective of whether, at the time, securities of any other class or classes of any such corporation or other Person shall or might have voting power by reason of the happening of any contingency). When used without reference to a parent entity, the term "Subsidiary" shall be deemed to refer to a Subsidiary of the Borrower.

     "Terminating Senior Indebtedness" shall mean all Indebtedness of the Borrower under the Existing Credit Agreement.

     "Termination Date" shall mean the Maturity Date or any earlier date of termination of the Commitments pursuant to SECTION 2.5 or SECTION 8.2.

     "Total Capitalization" shall mean, as of any date of determination, Consolidated Net Worth as of such date plus Consolidated Indebtedness as of such date plus the aggregate redemption value of Trust Preferred Securities.

     "Trust Preferred Securities" shall mean the preferred securities to be issued by Everest Re Capital Trust and any other preferred securities offered by a Delaware statutory business trust of which the Guarantor, Borrower or any of their respective Subsidiaries is the grantor, the proceeds of which securities are or have been used principally to purchase debentures issued by the Borrower or Guarantor or an Affiliate of the Guarantor or Borrower or any such Subsidiary of the Guarantor or Borrower.

     "Type" shall have the meaning given to such term in SECTION 2.2(A).

     "Unfunded Pension Liability" shall mean, with respect to any Plan or Multiemployer Plan, the excess of its benefit liabilities under Section 4001(a)(16) of ERISA over the current value of its assets, determined in accordance with the applicable assumptions used for funding under Section 412 of the Code for the applicable plan year.

     "Unutilized Commitment" shall mean, with respect to any Lender at any time, such Lender's Commitment at such time less the aggregate principal amount of all Loans made by such Lender that are outstanding at such time.

     "Wholly Owned" shall mean, with respect to any Subsidiary of any Person, that 100% of the outstanding Capital Stock or other ownership interests of such Subsidiary is owned, directly or indirectly, by such Person.

     1.2 ACCOUNTING TERMS. Except as specifically provided otherwise in this Agreement, all accounting terms used herein that are not specifically defined shall have the meanings customarily given them, and all financial computations hereunder shall be made, in accordance with GAAP (or, to the extent that such terms apply solely to any Insurance Subsidiary or if otherwise expressly required, SAP). All accounting determinations and computations under this Agreement that refer to Guarantor or to Guarantor and its Subsidiaries shall, with respect to any dates or periods occurring prior to the Restructuring Date, be deemed to mean the Borrower or the Borrower and its Subsidiaries, as the case may be. Notwithstanding the foregoing, in the event that any changes in GAAP or SAP after the date hereof are required to be applied to the transactions described herein and would affect the computation of the financial covenants contained in ARTICLE VI as applicable, such changes shall be followed only from and after the date this Agreement shall have been amended to take into account any such changes. References to amounts on particular exhibits, schedules, lines, pages and columns of any Annual Statement or Quarterly Statement are based on the format promulgated by the NAIC for the 1998 Annual Statements and 1999 Quarterly Statements. In the event such format is changed in future years so that different information is contained in such items or they no longer exist, or if the Annual Statement or Quarterly Statement is replaced by the NAIC or by any Insurance Regulatory Authority after the date hereof such that different forms of financial statements are required to be furnished by the Insurance Subsidiaries in lieu thereof, such references shall be to information consistent with that reported in the referenced item in the 1998 Annual Statements or 1999 Quarterly Statements, as the case may be.

     1.3 OTHER TERMS; CONSTRUCTION. Unless otherwise specified or unless the context otherwise requires, all references herein to sections, annexes, schedules and exhibits are references to sections, annexes, schedules and exhibits in and to this Agreement, and all terms defined in this Agreement shall have the defined meanings when used in any other Credit Document or any certificate or other document made or delivered pursuant hereto.


                                   ARTICLE II

                          AMOUNT AND TERMS OF THE LOANS

     2.1 COMMITMENTS. Each Lender severally agrees, subject to and on the terms and conditions of this Agreement, to make loans (each, a "Loan," and collectively, the "Loans") to the Borrower, from time to time on any Business Day during the period from and including the Closing Date to but not including the Termination Date, in an aggregate principal amount at any time outstanding not greater than its Commitment at such time, provided that no Borrowing of Loans shall be made if, immediately after giving effect thereto, the aggregate principal amount of Loans outstanding at such time would exceed the aggregate Commitments at such time. Subject to and on the terms and conditions of this Agreement, the Borrower may borrow, repay and reborrow Loans.

     2.2 BORROWINGS.

     (a) The Loans shall, at the option of the Borrower and subject to the terms and conditions of this Agreement, be either Base Rate Loans or LIBOR Loans (each, a "Type" of Loan).

     (b) In order to make a Borrowing of Base Rate Loans or LIBOR Loans (other than Borrowings involving continuations or conversions of outstanding Base Rate or LIBOR Loans , which shall be made pursuant to SECTION 2.10), the Borrower will give the Administrative Agent written notice not later than 11:00 a.m., Charlotte time, three (3) Business Days prior to a Borrowing of LIBOR Loans and not later than 10:00 a.m., Charlotte time, on the same Business Day of a Borrowing of Base Rate Loans; provided, however, that a request for a Borrowing of Base Rate Loans to be made on the Closing Date may, at the discretion of the Administrative Agent, be given later than the time specified therefor as set forth hereinabove. Each such notice (each, a "Notice of Borrowing") shall be irrevocable, shall be given in the form of EXHIBIT B-1 and shall specify (a) the aggregate principal amount and initial Type of the Loan, (b) in the case of a LIBOR Loan, the initial Interest Period to be applicable thereto, and (c) the requested Borrowing Date, which shall be a Business Day. Upon its receipt of a Notice of Borrowing, the Administrative Agent will promptly notify each Lender of the proposed Borrowing. Notwithstanding anything to the contrary contained herein, the aggregate principal amount of each Borrowing shall not be less than $3,000,000 or, if greater, an integral multiple of $1,000,000 in excess thereof (or, if less, in the amount of the aggregate Unutilized Commitments).

     (c) Upon fulfillment of the applicable conditions in ARTICLE III, each Lender will make available to the Administrative Agent at its office referred to in SECTION 10.5 (or at such other location as the Administrative Agent may designate) an amount, in Dollars and in immediately available funds, equal to the amount of the Loan to be made by such Lender. To the extent the Lenders have made such amounts available to the Administrative Agent as provided hereinabove, the Administrative Agent will make the aggregate of such amounts available to the Borrower in accordance with SECTION 2.3(A) and in like funds as received by the Administrative Agent.

     2.3 DISBURSEMENTS; FUNDING RELIANCE; DOMICILE OF LOANS.

     (a) The Borrower hereby authorizes the Administrative Agent to disburse the proceeds of each Borrowing in accordance with the terms of any written instructions from any of the Authorized Officers, provided that the Administrative Agent shall not be obligated under any circumstances to forward amounts to any account not listed in an Account Designation Letter.

     (b) Unless the Administrative Agent has received, prior to 1:00 p.m., Charlotte time, on the relevant Borrowing Date, written notice from a Lender that such Lender will not make available to the Administrative Agent such Lender's ratable portion of the relevant Borrowing, the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent in immediately available funds on such Borrowing Date
in   accordance  with  the  applicable  provisions  of  SECTION  2.2,  and   the
Administrative Agent may, in reliance upon such assumption, but shall not be obligated to, make a corresponding amount available to the Borrower on such Borrowing Date. If and to the extent that such Lender shall not have made such portion available to the Administrative Agent, and the Administrative Agent shall have made such corresponding amount available to the Borrower, such Lender, on the one hand, and the Borrower, on the other, severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount, together with interest thereon for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent, (i) in the case of such Lender, at the Federal Funds Rate, and (ii) in the case of the Borrower, at the rate of interest applicable at such time to the Type of Loans comprising such Borrowing, as determined under the provisions of SECTION 2.7. If such Lender shall repay to the Administrative Agent such corresponding amount, such amount shall constitute such Lender's Loan as part of such Borrowing for purposes of this Agreement. The failure of any Lender to make any Loan required to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Loan as part of such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Loan to be made by such other Lender as part of any Borrowing.

     (c) Each Lender may, at its option, make and maintain any Loan at, to or for the account of any of its Lending Offices, provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan to or for the account of such Lender in accordance with the terms of this Agreement.

     (d) The Borrower may at any time deliver to the Administrative Agent an Account Designation Letter listing any additional accounts or deleting any accounts listed in a previous Account Designation Letter.

     2.4 NOTES.

     (a)  The  Loans  made  by  each  Lender   shall  be  evidenced  by  a  Note
appropriately completed in substantially the form of EXHIBIT A.

     (b) Each Note issued to a Lender  shall (i) be  executed  by the  Borrower,
(ii) be payable to the order of such Lender, (iii) be dated the Closing Date (or, in the case of a Note issued after the Closing Date, dated the effective date of the applicable Assignment and Acceptance), (iv) be in a stated principal amount equal to such Lender's Commitment, (v) bear interest in accordance with the provisions of SECTION 2.7, as the same may be applicable from time to time to the Loans made by such Lender, and (vi) be entitled to all of the benefits of this Agreement and the other Credit Documents and subject to the provisions hereof and thereof.

     (c) Each Lender will record on its internal records the amount and Type of each Loan made by it and each payment received by it in respect thereof and will, in the event of any transfer of its Note, either endorse on the reverse side thereof or on a schedule attached thereto (or any continuation thereof) the outstanding principal amount and Type of the Loans evidenced thereby as of the date of transfer or provide such information on a schedule to the Assignment and Acceptance relating to such transfer; provided, however, that the failure of any Lender to make any such recordation or provide any such information, or any error therein, shall not affect the Borrower's obligations under this Agreement or the Notes.

     2.5 TERMINATION AND REDUCTION OF COMMITMENT.

     (a) The Commitments shall be automatically and permanently terminated on the Termination Date (or on January 18, 2000, but only if the Closing Date shall not have occurred on or prior to such date).

     (b) At any time and from time to time after the date hereof, upon not less than five (5) Business Days' prior written notice to the Administrative Agent, the Borrower may terminate in whole or reduce in part the aggregate Unutilized Commitments, provided that any such partial reduction shall be in an aggregate amount of not less than $5,000,000 or, if greater, an integral multiple thereof. The amount of any termination or reduction made under this subsection (b) may not thereafter be reinstated.

     (c) Each reduction of the Commitments pursuant to this Section shall be applied ratably among the Lenders according to their respective Commitments

     2.6 MANDATORY AND VOLUNTARY PAYMENTS AND PREPAYMENTS.

     (a) Except to the extent due or paid sooner pursuant to the provisions of this Agreement, the Borrower will repay the aggregate outstanding principal amount of all the Loans in full on the Maturity Date.

     (b) In the event that, at any time, the aggregate principal amount of Loans outstanding at such time shall exceed the aggregate Commitments at such time (after giving effect to any concurrent termination or reduction thereof), the Borrower will immediately prepay the outstanding principal amount of the Loans in the amount of such excess.

     (c) At any time and from time to time, the Borrower shall have the right to prepay any Loan, in whole or in part, together with accrued interest to the date of prepayment, without premium or penalty (except as provided in clause (iii) below), upon written notice to the Administrative Agent given not later than 11:00 a.m., Charlotte time, three (3) Business Days prior to each intended prepayment of LIBOR Loans and one (1) Business Day prior to each intended prepayment of Base Rate Loans, provided that (i) each partial prepayment shall be in an aggregate principal amount of not less than $1,000,000 or, if greater, an integral multiple of $500,000 in excess thereof, (ii) no partial prepayment of LIBOR Loans shall reduce the aggregate outstanding principal amount of the Borrowing of which such LIBOR Loans are a part to less than $3,000,000 or to any greater amount not an integral multiple of $1,000,000 in excess thereof, and
(iii) unless made together with all amounts required under SECTION 2.17 to be paid as a consequence of such prepayment, a prepayment of LIBOR Loans may be made only on the last day of the Interest Period applicable thereto. Each such notice shall specify the proposed date of such prepayment and the aggregate principal amount of the Loans to be prepaid and shall be irrevocable and shall bind the Borrower to make such prepayment on the terms specified therein. Amounts prepaid pursuant to this subsection (c) may be reborrowed, subject to the terms and conditions of this Agreement.

     (d) Each payment or prepayment of LIBOR Loans made pursuant to the provisions of this Section on a day other than the last day of the Interest Period applicable thereto shall be made together with all amounts required under
SECTION 2.17 to be paid as a consequence thereof.

     (e) Each prepayment of the Loans made pursuant to this Section shall be applied ratably among the Lenders holding the Loans being prepaid, in proportion to the principal amount held by each.

     2.7 INTEREST.

     (a) The Borrower will pay interest in respect of the unpaid principal amount of each Loan, from the date of Borrowing thereof until such principal amount shall be paid in full, (i) at the Base Rate, as in effect from time to time during such periods as such Loan is a Base Rate Loan, and (ii) at the Adjusted LIBOR Rate, as in effect from time to time during such periods as such Loan is a LIBOR Loan.

     (b) Upon the occurrence and during the continuance of an Event of Default as the result of failure by the Borrower to pay any principal of or interest on any Loan, any fees or other amount hereunder when due (whether at maturity, pursuant to acceleration or otherwise), all outstanding principal amounts of the Loans and, to the greatest extent permitted by law, all interest accrued on the Loans and all other accrued and outstanding fees and other amounts hereunder, shall bear interest at a rate per annum equal to the interest rate applicable from time to time thereafter to such Loans (whether the Base Rate or the Adjusted LIBOR Rate) plus 2% (or, in the case of fees and other amounts, at the Base Rate plus 2%), and, in each case, such default interest shall be payable on demand. To the greatest extent permitted by law, interest shall continue to accrue after the filing by or against the Borrower of any petition seeking any relief in bankruptcy or under any law pertaining to insolvency or debtor relief.

     (c) Accrued (and theretofore unpaid) interest shall be payable as follows:

         (i) in respect of each Base Rate Loan (including any Base Rate Loan or portion thereof paid or prepaid pursuant to the provisions of
     SECTION 2.6) in arrears on the last Business Day of each calendar quarter, beginning with the first such day to occur after the Closing Date;

         (ii) in respect of each LIBOR Loan (including any LIBOR Loan or portion thereof paid or prepaid pursuant to the provisions of SECTION 2.6) in arrears on the last Business Day of the Interest Period applicable thereto and, if such Interest Period is in excess of three months, the day three months after the commencement of such Interest Period; provided, that in the event all LIBOR Loans made pursuant to a single Borrowing are repaid or prepaid in full, then accrued interest in respect of such LIBOR Loans shall be payable together with such repayment or prepayment on the date thereof; and

         (iii) in respect of any Loan, at maturity (whether pursuant to acceleration or otherwise) and, after maturity, on demand.

     (d) Nothing contained in this Agreement or in any other Credit Document shall be deemed to establish or require the payment of interest to any Lender at a rate in excess of the maximum rate permitted by applicable law. If the amount of interest payable for the account of any Lender on any interest payment date would exceed the maximum amount permitted by applicable law to be charged by such Lender, the amount of interest payable for its account on such interest payment date shall be automatically reduced to such maximum permissible amount.

In the event of any such reduction affecting any Lender, if from time to time thereafter the amount of interest payable for the account of such Lender on any interest payment date would be less than the maximum amount permitted by applicable law to be charged by such Lender, then the amount of interest payable for its account on such subsequent interest payment date shall be automatically increased to such maximum permissible amount, provided that at no time shall the aggregate amount by which interest paid for the account of any Lender has been increased pursuant to this sentence exceed the aggregate amount by which interest paid for its account has theretofore been reduced pursuant to the previous sentence.

     2.8 FEES. THE BORROWER AGREES TO PAY:

     (a) To First Union Securities, Inc., for its own account, on the date of execution of this Agreement, the fees described in paragraph (1) of the Fee Letter, in the amounts set forth therein as due and payable on such date and to the extent not theretofore paid to it;

     (b) To the Administrative Agent, for the account of each Lender, a commitment fee for each calendar quarter (or portion thereof) for the period from the date of this Agreement to the Termination Date, at a per annum rate equal to the Applicable Margin Percentage in effect for such fee from time to time during such quarter, on such Lender's ratable share (based on the proportion that its Commitment bears to the aggregate Commitments) of the average daily aggregate Unutilized Commitments, payable in arrears (i) on the last Business Day of each calendar quarter, beginning with the first such day to occur after the Closing Date, and (ii) on the Termination Date;

     (c)  To  the  Administrative   Agent,  for  its  own  account,  the  annual
administrative fee described in paragraph (2) of the Fee Letter, on the terms, in the amount and at the times set forth therein; and

     (d) To the Administrative Agent, for the account of each Lender, a utilization fee in respect of the unpaid principal amount of each Loan, at a per annum rate equal to the Applicable Margin Percentage in effect for such fee from time to time payable during such periods in which the Borrower's outstanding Loans exceed 50% of the aggregate Commitments payable in accordance with SECTION 2.7(C).

     2.9 INTEREST PERIODS. Concurrently with the giving of a Notice of Borrowing of a LIBOR Loan or of a Notice of Conversion/Continuation of any LIBOR Loan, the Borrower shall have the right to elect, pursuant to such notice, the interest period (each, an "Interest Period") to be applicable to such LIBOR Loan, which Interest Period shall, at the option of the Borrower, be, in the case of a LIBOR Loan, a one, two, three or six-month period; provided, however, that:

          (i) the initial Interest Period for any LIBOR Loan shall commence on the date of the borrowing of such LIBOR Loan (including the date of any continuation of, or conversion into, such LIBOR Loan), and each successive Interest Period applicable to such LIBOR Loan shall commence on the day on which the next preceding Interest Period applicable thereto expires;

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
          (ii) LIBOR Loans may not be outstanding under more than seven (7) separate Interest Periods at any one time (for which purpose Interest Periods shall be deemed to be separate even if they are coterminous);

          (iii) if any Interest Period otherwise would expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day unless such next succeeding Business Day falls in another calendar month, in which case such Interest Period shall expire on the next preceding Business Day;

          (iv) the Borrower may not select any Interest Period that expires after the Maturity Date; and

          (v) if any Interest Period for a LIBOR Loan begins on a day for which there is no numerically corresponding day in the calendar month during which such Interest Period would otherwise expire, such Interest Period shall expire on the last Business Day of such calendar month.

     2.10 CONVERSIONS AND CONTINUATIONS.

     (a) The Borrower shall have the right, on any Business Day, to elect (i) to convert all or a portion of the outstanding principal amount of any Base Rate Loans into LIBOR Loans, or to convert any LIBOR Loans into Base Rate Loans, or
(ii) to continue all or a portion of the outstanding principal amount of any LIBOR Loans for an additional Interest Period, provided that (x) any such conversion of LIBOR Loans of the same Borrowing into Base Rate Loans shall involve an aggregate principal amount of not less than $1,000,000 or, if greater, an integral multiple of $500,000 in excess thereof; any such conversion of Base Rate Loans of the same Borrowing into, or continuation of LIBOR Loans shall involve an aggregate principal amount of not less than $3,000,000 or, if greater, an integral multiple of $1,000,000 in excess thereof; and no partial conversion of LIBOR Loans of the same Borrowing shall reduce the outstanding principal amount of such LIBOR Loans to less than $3,000,000 or to any greater amount not an integral multiple of $1,000,000 in excess thereof, (y) except as otherwise provided in SECTION 2.15(D), a LIBOR Loan may be converted into a Base Rate Loan only on the last day of the Interest Period applicable thereto (and, in any event, if a LIBOR Loan is converted into a Base Rate Loan on any day other than the last day of the Interest Period applicable thereto, the Borrower will pay, upon such conversion, all amounts required under SECTION 2.17 to be paid as a consequence thereof) and (z) no conversion of Base Rate Loans into LIBOR Loans or continuation of LIBOR Loans shall be permitted during the continuance of a Default or Event of Default.

     (b) The Borrower shall make each such election by giving the Administrative Agent written notice not later than 11:00 a.m., Charlotte time, three (3) Business Days prior to the intended effective date of any conversion of Base Rate Loans into, or continuation of, LIBOR Loans and one (1) Business Day prior to the intended effective date of any conversion of LIBOR Loans into Base Rate Loans. Each such notice (each, a "Notice of Conversion/ Continuation") shall be irrevocable, shall be given in the form of EXHIBIT B-2 and shall specify (x) the date of such conversion or continuation (which shall be a Business Day), (y) in the case of a conversion into, or a continuation of, LIBOR Loans, the Interest Period to be applicable thereto, and (z) the aggregate amount and Type of the Loans being converted or continued. Upon the receipt of a Notice of Conversion/Continuation, the Administrative Agent will promptly notify each Lender of the proposed conversion or continuation. In the event that the Borrower shall fail to deliver a Notice of Conversion/Continuation as provided herein with respect to any outstanding LIBOR Loan, such LIBOR Loan shall automatically be converted to a LIBOR Loan having an Interest Period of one (1) month; provided that if Borrower is not otherwise entitled to convert into or continue a LIBOR Loan, then such LIBOR Loan shall automatically be converted to a Base Rate Loan, in each case upon the expiration of the then current Interest Period applicable thereto (unless repaid pursuant to the terms hereof).

     2.11 METHOD OF PAYMENTS; COMPUTATIONS.

     (a) All payments by the Borrower hereunder shall be made without setoff, counterclaim or other defense, in Dollars and in immediately available funds to the Administrative Agent, for the account of the Lenders entitled to such payment (except as otherwise expressly provided herein as to payments required to be made directly to the Lenders) at its office referred to in SECTION 10.5, prior to 12:00 noon, Charlotte time, on the date payment is due. Any payment made as required hereinabove, but after 12:00 noon, Charlotte time, shall be deemed to have been made on the next succeeding Business Day. If any payment falls due on a day that is not a Business Day, then such due date shall be extended to the next succeeding Business Day (except that in the case of LIBOR Loans to which the provisions of clause (iii) in SECTION 2.9 are applicable, such due date shall be the next preceding Business Day), and such extension of time shall then be included in the computation of payment of interest, fees or other applicable amounts.

     (b) The Administrative Agent will distribute to the Lenders like amounts relating to payments made to the Administrative Agent for the account of the Lenders as follows: (i) if the payment is received by 12:00 noon, Charlotte time, in immediately available funds, the Administrative Agent will make available to each relevant Lender on the same date, by wire transfer of immediately available funds, such Lender's ratable share of such payment (based on the percentage that the amount of the relevant payment owing to such Lender bears to the total amount of such payment owing to all of the relevant Lenders), and (ii) if such payment is received after 12:00 noon, Charlotte time, or in other than immediately available funds, the Administrative Agent will make available to each such Lender its ratable share of such payment by wire transfer of immediately available funds on the next succeeding Business Day (or in the case of uncollected funds, as soon as practicable after collected). If the Administrative Agent shall not have made a required distribution to the appropriate Lenders as required hereinabove after receiving a payment for the account of such Lenders, the Administrative Agent will pay to each such Lender, on demand, its ratable share of such payment with interest thereon at the Federal Funds Rate for each day from the date such amount was required to be disbursed by the Administrative Agent until the date repaid to such Lender.

     (c) Unless the Administrative Agent shall have received written notice from the Borrower prior to the date on which any payment is due to any Lender hereunder that such payment will not be made in full, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent on such date, and the Administrative Agent may, in reliance on such assumption, but shall not be obligated to, cause to be distributed to such Lender on such due date an amount equal to the amount then due to such Lender. If and to the extent the Borrower shall not have so made such payment in full to the Administrative Agent, and without limiting the obligation of the Borrower to make such payment in accordance with the terms hereof, such Lender shall repay to the Administrative Agent forthwith on demand such amount so distributed to such Lender, together with interest thereon for each day from the date such amount is so distributed to such Lender until the date repaid to the Administrative Agent, at the Federal Funds Rate.

     (d) With respect to each payment hereunder, except as specifically provided otherwise herein or in any of the other Credit Documents, the Borrower may designate by written notice to the Administrative Agent prior to or concurrently with such payment the specific Loans or other Obligations that are to be paid, repaid or prepaid, provided that unless made together with all amounts required under SECTION 2.17 to be paid as a consequence thereof, a prepayment of a LIBOR Loan may be made only on the last day of the Interest Period applicable thereto. In the absence of any such designation by the Borrower, or if an Event of Default has occurred and is continuing, the Administrative Agent shall make such designation in its sole discretion subject to the foregoing and to the other provisions of this Agreement.

     (e) All computations of interest and fees hereunder (including computations of the Reserve Requirement), excluding the computation of interest with respect to Base Rate Loans, shall be made on the basis of a year consisting of 360 days and the actual number of days (including the first day, but excluding the last day) elapsed. Interest on Base Rate Loans shall be computed on the basis of a year of 365 or 366 days, as the case may be, and the actual number of days (including the first day, but excluding the last day) elapsed.

     2.12 RECOVERY OF PAYMENTS.

     (a) The Borrower agrees that to the extent the Borrower makes a payment or payments to or for the account of the Administrative Agent or any Lender, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy, insolvency or similar state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, the Obligation intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been received.

     If any amounts distributed by the Administrative Agent to any Lender are subsequently returned or repaid by the Administrative Agent to the Borrower or its representative or successor in interest, whether by court order or by settlement approved by the Lender in question, such Lender will, promptly upon receipt of notice thereof from the Administrative Agent, pay the Administrative Agent such amount. If any such amounts are recovered by the Administrative Agent from the Borrower or its representative or successor in interest, the Administrative Agent will redistribute such amounts to the Lenders on the same basis as such amounts were originally distributed.

     2.13 USE OF PROCEEDS. The proceeds  of  the  Loans  shall  be  used  solely
(i)  to  acquire   outstanding   shares  of  the  Borrower's  Capital  Stock  or
shares of the Guarantor after the Restructuring, (ii) to refinance certain existing debt (including the Existing Credit Agreement),

(iii) to pay certain transaction fees and expenses in connection with the closing of the transactions contemplated hereby and the Restructuring in amounts acceptable to the Administrative Agent, and (iv) to provide for the working capital, liquidity needs and general corporate requirements of the Borrower and its Subsidiaries.

     2.14 PRO RATA TREATMENT.

     (a) All fundings, continuations and conversions of Loans shall be made by the Lenders pro rata on the basis of their respective Commitments (in the case of the funding of Loans pursuant to SECTION 2.2) or on the basis of their respective outstanding Loans (in the case of continuations and conversions of Loans pursuant to SECTION 2.10, and additionally in all cases in the event the Commitments have expired or have been terminated), as the case may be from time to time. All payments on account of principal of or interest on any Loans, fees or any other Obligations owing to or for the account of any one or more Lenders shall be apportioned ratably among such Lenders in proportion to the amounts of such principal, interest, fees or other Obligations owed to them respectively.

     (b) Each Lender agrees that if it shall receive any amount hereunder (whether by voluntary payment, realization upon security, exercise of the right of setoff or banker's lien, counterclaim or cross action, or otherwise, other than pursuant to SECTION 2.15, 2.16, 2.17 OR 10.7) applicable to the payment of any of the Obligations that exceeds its ratable share (according to the proportion of (i) the amount of such Obligations due and payable to such Lender at such time to (ii) the aggregate amount of such Obligations due and payable to all Lenders at such time) of payments on account of such Obligations then or therewith obtained by all the Lenders to which such payments are required to have been made, such Lender shall forthwith purchase from the other Lenders such participations in such Obligations as shall be necessary to cause such purchasing Lender to share the excess payment or other recovery ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each such other Lender shall be rescinded and each such other Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery, together with an amount equal to such other Lender's ratable share (according to the proportion of (i) the amount of such other Lender's required repayment to
(ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to the provisions of this subsection may, to the fullest extent permitted by law, exercise any and all rights of payment (including, without limitation, setoff, banker's lien or counterclaim) with respect to such participation as fully as if such participant were a direct creditor of the Borrower in the amount of such participation. If under any applicable bankruptcy, insolvency or similar law, any Lender receives a secured claim in lieu of a setoff to which this subsection applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this subsection to share in the benefits of any recovery on such secured claim.

     2.15 INCREASED COSTS; CHANGE IN CIRCUMSTANCES; ILLEGALITY; ETC.

     (a) If, at any time after the date hereof and from time to time, the introduction of or any change in any applicable law, rule or regulation or in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof, or compliance by any Lender with any guideline or request from any such Governmental Authority (whether or not having the force of law), shall (i) subject such Lender to any tax or other charge, or change the basis of taxation of payments to such Lender, in respect of any of its LIBOR Loans or any other amounts payable hereunder or its obligation to make, fund or maintain any LIBOR Loans (other than any change in the rate or basis of tax on the overall net income of such Lender or its applicable Lending Office), (ii) impose, modify or deem applicable any reserve, special deposit or similar requirement (but excluding any reserves to the extent actually included within the Reserve Requirement in the calculation of the LIBOR
Rate) against assets of, deposits with or for the account of, or credit extended by, such Lender or its applicable Lending Office, or (iii) impose on such Lender or its applicable Lending Office any other condition, and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any LIBOR Loans or to reduce the amount of any sum received or receivable by such Lender hereunder, the Borrower will, promptly upon demand therefor by such Lender, pay to such Lender such additional amounts as shall compensate such Lender for such increase in costs or reduction in return; provided that the Borrower shall not be obligated to pay any such amount or amounts (i) unless such Lender shall have first notified the Borrower in writing that it intends to seek compensation pursuant to this Section and (ii) which are attributable to any period of time occurring more than 90 days prior to the date of receipt by the Borrower of the notice provided for in the preceding clause
(i); provided further that if the event or circumstance requiring such compensation is retroactive, then the 90-day period referred to above shall be extended to include the period of retroactive effect thereof.

     (b) If, at any time after the date hereof and from time to time, any Lender shall have reasonably determined that the introduction of or any change in any applicable law, rule or regulation regarding capital adequacy or in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof, or compliance by such Lender with any guideline or request from any such Governmental Authority (whether or not having the force of law), has or would have the effect, as a consequence of such Lender's Commitment or Loans hereunder, of reducing the rate of return on the capital of such Lender or any Person controlling such Lender to a level below that which such Lender or controlling Person could have achieved but for such introduction, change or compliance (taking into account such Lender's or controlling Person's policies with respect to capital adequacy), the Borrower will, promptly upon demand therefor by such Lender therefor, pay to such Lender such additional amounts as will compensate such Lender or controlling Person for such reduction in return; provided that the Borrower shall not be obligated to pay any such amount or amounts (i) unless such Lender shall have first notified the Borrower in writing that it intends to seek compensation pursuant to this Section and (ii) which are attributable to any period of time occurring more than 90 days prior to the date of receipt by the Borrower of the notice provided for in the preceding clause (i); provided further that if the event or circumstance requiring such compensation is retroactive, then the 90-day period referred to above shall be extended to include the period of retroactive effect thereof.

     (c) If, on or prior to the first day of any Interest Period, (y) the Administrative Agent shall have determined that adequate and reasonable means do not exist for ascertaining the applicable LIBOR Rate for such Interest Period or
(z) the Administrative Agent shall have received written notice from the Required Lenders of their determination that the rate of interest referred to in the definition of "LIBOR Rate" upon the basis of which the Adjusted LIBOR Rate for LIBOR Loans for such Interest Period is to be determined will not adequately and fairly reflect the cost to such Lenders of making or maintaining LIBOR Loans during such Interest Period, the Administrative Agent will forthwith so notify the Borrower and the Lenders. Upon such notice, (i) all then outstanding LIBOR Loans shall automatically, on the expiration date of the respective Interest Periods applicable thereto (unless then repaid in full), be converted into Base Rate Loans, (ii) the obligation of the Lenders to make, to convert Base Rate Loans into, or to continue, LIBOR Loans shall be suspended (including pursuant to the Borrowing to which such Interest Period applies), and (iii) any Notice of Borrowing or Notice of Conversion/Continuation given at any time thereafter with respect to LIBOR Loans shall be deemed to be a request for Base Rate Loans, in each case until the Administrative Agent or the Required Lenders, as the case may be, shall have determined that the circumstances giving rise to such
suspension  no  longer  exist  (and  the  Required   Lenders,   if  making  such
determination, shall have so notified the Administrative Agent), and the Administrative Agent shall have so notified the Borrower and the Lenders.

     (d) Notwithstanding any other provision in this Agreement, if, at any time after the date hereof and from time to time, any Lender shall have determined in good faith that the introduction of or any change in any applicable law, rule or regulation or in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof, or compliance with any guideline or request from any such Governmental Authority (whether or not having the force of law), has or would have the effect of making it unlawful for such Lender to make or to continue to make or maintain LIBOR Loans, such Lender will forthwith so notify the Administrative Agent and the Borrower. Upon such notice, (i) each of such Lender's then outstanding LIBOR Loans shall automatically, on the expiration date of the respective Interest Period applicable thereto (or, to the extent any such LIBOR Loan may not lawfully be maintained as a LIBOR Loan until such expiration date, upon such notice), be converted into a Base Rate Loan, (ii) the obligation of such Lender to make, to convert Base Rate Loans into, or to continue, LIBOR Loans shall be suspended (including pursuant to any Borrowing for which the Administrative Agent has received a Notice of Borrowing but for which the Borrowing Date has not arrived), and (iii) any Notice of Borrowing or Notice of Conversion/Continuation given at any time thereafter with respect to LIBOR Loans shall, as to such Lender, be deemed to be a request for a Base Rate Loan, in each case until such Lender shall have determined that the circumstances giving rise to such suspension no longer exist and shall have so notified the Administrative Agent, and the Administrative Agent shall have so notified the Borrower.

     Determinations by the Administrative Agent or any Lender for purposes of this Section of any increased costs, reduction in return, market contingencies, illegality or any other matter shall, absent manifest error, be conclusive, PROVIDED that such determinations are made in good faith. No failure by the Administrative Agent or any Lender at any time to demand payment of any amounts payable under this Section shall constitute a waiver of its right to demand payment of any additional amounts arising at any subsequent time. Nothing in this Section shall require or be construed to require the Borrower to pay any interest, fees, costs or other amounts in excess of that permitted by applicable law.

     2.16 TAXES.

     (a) Subject to SECTION 2.16(E), any and all payments by the Borrower hereunder or under any Note shall be made, in accordance with the terms hereof and thereof, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding taxes imposed on, or measured by, the overall net income (or franchise taxes imposed in lieu thereof) of the Administrative Agent or any Lender by the jurisdiction (or any political subdivision thereof) under the laws of which such Lender or the Administrative Agent, as the case may be, is organized or maintains a Lending Office (all such nonexcluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any Note to the Administrative Agent or any Lender, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section), the Administrative Agent or such Lender, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower will make such deductions, (iii) the Borrower will pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law and (iv) the Borrower will deliver to the Administrative Agent or such Lender, as the case may be, evidence of such payment.

     (b) Subject to SECTION 2.16(E), the Borrower will indemnify the Administrative Agent and each Lender for the full amount of Taxes (including, without limitation, any Taxes imposed by any jurisdiction on amounts payable under this Section) paid by the Administrative Agent or such Lender, as the case may be, and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally asserted. This indemnification shall be made within 30 days from the date the Administrative Agent or such Lender, as the case may be, makes written demand therefor.

     (c) Each of the Administrative Agent and the Lenders agrees that if it subsequently recovers, or receives a permanent net tax benefit with respect to, any amount of Taxes (i) previously paid by it and as to which it has been indemnified by or on behalf of the Borrower or (ii) previously deducted by the Borrower (including, without limitation, any Taxes deducted from any additional sums payable under clause (i) of subsection (a) above), the Administrative Agent or such Lender, as the case may be, shall reimburse the Borrower to the extent of the amount of any such recovery or permanent net tax benefit (but only to the extent of indemnity payments made, or additional amounts paid, by or on behalf of the Borrower under this Section with respect to the Taxes giving rise to such recovery or tax benefit); PROVIDED, HOWEVER, that the Borrower, upon the request of the Administrative Agent or such Lender, agrees to repay to the Administrative Agent or such Lender, as the case may be, the amount paid over to the Borrower (together with any penalties, interest or other charges), in the event the Administrative Agent or such Lender is required to repay such amount to the relevant taxing authority or other Governmental Authority. The determination by the Administrative Agent or any Lender of the

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
amount of any such recovery or permanent net tax benefit shall, in the absence of manifest error, be conclusive and binding.

     (d) If any Lender is not a "United States person" as defined in Section 7701(a)(30) of the Internal Revenue Code (a "Non-U.S. Lender"), such Non-U.S. Lender will deliver to each of the Administrative Agent and the Borrower, on or prior to the Closing Date (or, in the case of a Non-U.S. Lender that becomes a party to this Agreement as a result of an assignment after the Closing Date, on the effective date of such assignment), (i) in the case of a Non-U.S. Lender that is a "bank" for purposes of Section 881(c)(3)(A) of the Internal Revenue Code, two properly completed copies of Internal Revenue Service Form 4224, 1001, W-8BEN, W-8ECI or W-8 EXP, as applicable (or successor forms), certifying that such Non-U.S. Lender is entitled to an exemption from or a reduction of withholding or deduction for or on account of United States federal income taxes in connection with payments under this Agreement or any of the Notes, together with a properly completed Internal Revenue Service Form W-8 or W-9, as applicable (or successor forms), and (ii) in the case of a Non-U.S. Lender that is not a "bank" for purposes of Section 881(c)(3)(A) of the Internal Revenue Code, a certificate in form and substance reasonably satisfactory to the Administrative Agent and the Borrower and to the effect that (x) such Non-U.S. Lender is not a "bank" for purposes of Section 881(c)(3)(A) of the Internal Revenue Code, is not subject to regulatory or other legal requirements as a bank in any jurisdiction, and has not been treated as a bank for purposes of any tax, securities law or other filing or submission made to any governmental authority, any application made to a rating agency or qualification for any exemption from any tax, securities law or other legal requirements, (y) is not a 10-percent shareholder for purposes of Section 881(c)(3)(B) of the Internal Revenue Code and (z) is not a controlled foreign corporation receiving interest from a related person for purposes of Section 881(c)(3)(C) of the Internal Revenue Code, together with two properly completed copies of Internal Revenue Service Form 1001 or W-8 BEN (as applicable), or successor forms and a properly completed Internal Revenue Service Form W-8 or W-9, as applicable (or successor forms). Each such Non-U.S. Lender further agrees to deliver to each of the Administrative Agent and the Borrower an additional copy of each such relevant form on or before the date that such form expires or becomes obsolete or after the occurrence of any event (including a change in its applicable Lending Office) requiring a change in the most recent forms so delivered by it, in each case certifying that such Non-U.S. Lender is entitled to an exemption from or a reduction of withholding or deduction for or on account of United States federal income taxes in connection with payments under this Agreement or any of the Notes, unless an event (including, without limitation, any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required, which event renders all such forms inapplicable or the exemption to which such forms relate unavailable and such Non-U.S. Lender notifies the Administrative Agent and the Borrower that it is not entitled to receive payments without deduction or withholding of United States federal income taxes. Each such Non-U.S. Lender will promptly notify the Administrative Agent and the Borrower of any changes in circumstances that would modify or render invalid any claimed exemption or reduction. If any Lender is a United States person, if requested by the Borrower, it agrees to complete and deliver to the Borrower a statement signed by an authorized signatory of such Lender to the effect that such Lender is a United States person together with a duly completed and executed copy of Internal Revenue Service Form W-9 or a successor form establishing that such Lender is not subject to U.S. backup withholding tax.

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
     (e) If any Lender is entitled to a reduction in (and not a complete exemption from) the applicable withholding tax, the Borrower and the Administrative Agent shall withhold from any interest payment to such Lender an amount equivalent to the applicable withholding tax after taking into account such reduction. The Borrower shall not be obligated to gross up any payments to any Lender pursuant to SECTION 2.16(A),or to indemnify any Lender pursuant to
SECTION 2.16(B), in respect of United States federal withholding taxes to the extent imposed as a result of (i) the failure of such Lender to deliver to the Borrower the form or forms and/or documentation, as applicable to such Lender, pursuant to SECTION 2.16(D), (ii) such form or forms and/or documentation required not establishing an exemption from U.S. federal withholding tax or the information or certifications made therein by the Lender being untrue or inaccurate on the date delivered in any material respect, or (iii) the Lender designating a successor Lending Office at which it maintains its Loans which has the effect of causing such Lender to become obligated for tax payments in excess of those in effect immediately prior to such designation; PROVIDED, HOWEVER, that the Borrower shall be obligated to gross up any payments to any such Lender pursuant to SECTION 2.16(A)(I), and to indemnify any such Lender pursuant to
SECTION 2.16(B), in respect of United States federal withholding taxes if (A) any such failure to deliver a form or forms or the failure of such form or forms to establish a complete exemption from U.S. federal withholding tax or inaccuracy or untruth contained therein resulted from a change in any applicable statute, treaty, regulation or other applicable law or any interpretation of any of the foregoing occurring after the date hereof (or, with respect to any Lender becoming a party hereto after the date hereof, after the date such Lender became a party hereto), which change rendered such Lender no longer legally entitled to deliver such form or forms or otherwise ineligible for a complete exemption from U.S. federal withholding tax, or rendered the information or certifications made in such form or forms untrue or inaccurate in a material respect or (B) the redesignation of the Lender's Lending Office was made at the request of the Borrower.

     2.17 COMPENSATION. The Borrower will compensate each Lender upon demand for all losses, expenses and liabilities (including, without limitation, any loss, expense or liability incurred by reason of the liquidation or reemployment of deposits or other funds required by such Lender to fund or maintain LIBOR Loans) that such Lender may incur or sustain (i) if for any reason (other than a default by such Lender) a Borrowing or continuation of, or conversion into, a LIBOR Loan does not occur on a date specified therefor in a Notice of Borrowing or Notice of Conversion/Continuation or a conversion of a LIBOR Loan does not occur in the event no Notice of Conversion/Continuation has been delivered by Borrower as specified in SECTION 2.10(B), (ii) if any repayment, prepayment or conversion of any LIBOR Loan occurs on a date other than the last day of an Interest Period applicable thereto (including as a consequence of acceleration of the maturity of the Loans pursuant to SECTION 8.2), (iii) if any prepayment of any LIBOR Loan is not made on any date specified in a notice of prepayment given by the Borrower or (iv) as a consequence of any other failure by the Borrower to make any payments with respect to any LIBOR Loan when due hereunder. Calculation of all amounts payable to a Lender under this Section shall be made as though such Lender had actually funded its relevant LIBOR Loan through the purchase of a Eurodollar deposit bearing interest at the LIBOR Rate in an amount equal to the amount of such LIBOR Loan, having a maturity comparable to the relevant Interest Period; PROVIDED, HOWEVER, that each Lender may fund its LIBOR Loans in any manner it sees fit and the foregoing assumption shall be utilized only for the calculation of amounts payable under this Section.
Determinations by any Lender for purposes of this Section of any such losses, expenses or liabilities shall, absent manifest error, be conclusive, provided that such determinations are made in good faith.

     2.18 EXTENSION OF MATURITY DATE. The Borrower, may, by written notice to the Administrative Agent substantially in the form set forth in EXHIBIT G, request up to two (2) one-year extensions of the Maturity Date, each such request to be given not less than 90 nor more than 120 days prior to the Maturity Date (or one year after the initial Maturity Date in the case of the second one-year extension request). The Lenders, as provided in SECTION 10.6(A), in their sole and absolute discretion may grant each request for an one-year extension and shall notify the Borrower of their decision within 60 days after the Borrower's request.

     2.19 REPLACEMENT LENDERS. The Borrower may, at any time and so long as no Default or Event of Default has then occurred and is continuing, replace any Lender (i) that has requested compensation from the Borrower under SECTION 2.15 or 2.16, (ii) the obligation of which to make or maintain LIBOR Loans has been suspended under SECTION 2.15(D) or (iii) that shall refuse to fund, or otherwise default in the funding, of its ratable share of any Borrowing requested and permitted to be made hereunder and such refusal has not been withdrawn or such default has not been cured within three (3) Business Days after the Borrower has given such Lender written notice thereof, in any case under clauses (i) through
(iii) above by written notice to such Lender and the Administrative Agent identifying one or more Persons each of which shall be an Eligible Assignee and reasonably acceptable to the Administrative Agent (each, a "Replacement Lender," and collectively, the "Replacement Lenders") to replace such Lender (the "Replaced Lender"), PROVIDED that (a) the notice from the Borrower to the Replaced Lender and the Administrative Agent provided for hereinabove shall specify an effective date for such replacement (the "REPLACEMENT EFFECTIVE DATE"), which shall be at least five (5) Business Days after such notice is given, (b) as of the relevant Replacement Effective Date, each Replacement Lender shall enter into an Assignment and Acceptance with the Replaced Lender pursuant to SECTION 10.7, pursuant to which such Replacement Lenders collectively shall acquire, in such proportion among them as they may agree with the Borrower and the Administrative Agent, all (but not less than all) of the Commitment and outstanding Loans of the Replaced Lender, and, in connection therewith, shall pay (x) to the Replaced Lender, as the purchase price in respect thereof, an amount equal to the sum as of the Replacement Effective Date (without duplication) of (1) the unpaid principal amount of, and all accrued but unpaid interest on, all outstanding Loans of the Replaced Lender and (2) all accrued but unpaid fees owing to the Replaced Lender under SECTION 2.8(B), (y) to the Administrative Agent, for its own account, any amounts owing to the Administrative Agent by the Replaced Lender under SECTION 2.3(B), and (c) all other obligations of the Borrower owing to the Replaced Lender (other than those specifically described in clause (b) above in respect of which the assignment purchase price has been, or is concurrently being, paid), including, without limitation, amounts payable under SECTION 2.15(A) and (B) which give rise to the replacement of such Replaced Lender and amounts payable under SECTION 2.17 as a result of the actions required to be taken under this SECTION 2.19, shall be paid in full by the Borrower to the Replaced Lender on or prior to the Replacement Effective Date.

                                  ARTICLE III

                    CONDITIONS OF BORROWING AND RESTRUCTURING

     3.1 CONDITIONS OF INITIAL BORROWING. The obligation of each Lender to make Loans in connection with the initial Borrowing hereunder is subject to the satisfaction of the following conditions precedent:

     (a) the Administrative Agent shall have received the following, each dated the Closing Date (unless otherwise specified) and, except for the Notes, in sufficient copies for each Lender:

         (i) A Note for each Lender that is a party hereto as of the Closing Date, in the amount of such Lender's Commitment, each duly completed in accordance with the relevant provisions of SECTION 2.4 and executed by the Borrower;

         (ii) a certificate, signed by the president, chief financial officer, treasurer or comptroller of the Borrower, in form and substance satisfactory to the Administrative Agent, certifying that (A) all representations and warranties of the Borrower contained in this Agreement and the other Credit Documents are true and correct in all material respects as of the Closing Date (except representations and warranties which relate solely to a specific earlier date, which shall have been true and correct in all material respects as of such earlier date), both immediately before and after giving effect to the making of the initial Loans hereunder and the application of the proceeds thereof, (B) no Default or Event of Default has occurred and is continuing, both immediately before and after giving effect to the initial Loans hereunder and the application of the proceeds thereof, (C) there are no insurance regulatory proceedings pending or, to such individual's knowledge, threatened against any Insurance Subsidiary in any jurisdiction that, if reasonably possible (as defined under FASB 5) to be adversely determined, would be reasonably likely to have a Material Adverse Effect, and (D) both immediately before and after giving effect to the consummation of the transactions contemplated by this Agreement, no Material Adverse Change has occurred since December 31, 1998 and there exists no event, condition or state of facts that could reasonably be expected to result in a Material Adverse Change;

         (iii) a certificate of the secretary or an assistant secretary of the Borrower, in form and substance satisfactory to the Administrative Agent, certifying (A) that attached thereto is a true and complete copy of the certificate of incorporation and all amendments thereto of the Borrower, certified as of a recent date by the Secretary of State of Delaware and that the same has not been amended since the date of such certification, (B) that attached thereto is a true and complete copy of the bylaws of the Borrower, as then in effect and as in effect at all times from the date on which the resolutions referred to in clause (C) below were adopted to and including the date of such certificate, and (C) that attached thereto is a true and complete copy of resolutions adopted by the board of directors of the Borrower authorizing the execution, delivery and performance of this Agreement and the other Credit
     Documents  to  which  it  is  a  party,  and  as  to   the  incumbency  and
     genuineness  of  the  signature  of  each officer of the Borrower executing

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
     this Agreement or any of the other Credit Documents, and attaching all such copies of the documents described above; and

         (iv) a favorable opinion of (i) Mayer Brown & Platt, special counsel to the Guarantor, in substantially the form of EXHIBIT E-1, and (ii) Janet Burak, General Counsel of the Borrower, in substantially the form of EXHIBIT E-2, in each case addressed to the Administrative Agent and the Lenders, and addressing such other matters as the Administrative Agent or any Lender may reasonably request;

     (b) The Administrative Agent shall have received a certificate as of a recent date of the good standing of each of (i) the Borrower, (ii) Everest Re,
(iii) Everest Indemnity and (iv) Everest National, under the laws of their respective jurisdictions of organization, from the Secretary of State or Insurance Regulatory Authorities (or comparable Governmental Authority) of such jurisdiction;

     (c) All legal matters, documentation and corporate or other proceedings incident to the transactions contemplated hereby shall be reasonably acceptable to the Administrative Agent; all approvals, permits and consents of any Governmental Authorities (including, without limitation, all relevant Insurance Regulatory Authorities) or other Persons required in connection with the
execution  and  delivery  of  this  Agreement  and  the   consummation   of  the
transactions contemplated hereby shall have been obtained (without the imposition of conditions that are not reasonably acceptable to the Administrative Agent), and all related filings, if any, shall have been made, and all such approvals, permits, consents and filings shall be in full force and effect and the Administrative Agent shall have received such copies thereof as it shall have requested; all applicable waiting periods shall have expired without any adverse action being taken by any Governmental Authority having jurisdiction; and no action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before, and no order, injunction or decree shall have been entered by, any court or other Governmental Authority, in each case to enjoin, restrain or prohibit, to obtain substantial damages in respect of, or that is otherwise related to or arises out of, this Agreement, any of the other Credit Documents or the consummation of the transactions contemplated hereby, or that, in the opinion of the Administrative Agent, would otherwise be reasonably likely to have a Material Adverse Effect;

     (d) Since December 31, 1998, both immediately before and after giving effect to the consummation of the transactions contemplated by this Agreement, there shall not have occurred any Material Adverse Change or any event, condition or state of facts that could reasonably be expected to result in a Material Adverse Change;

     (e) The Borrower shall have paid (i) to First Union Securities, Inc., the unpaid balance of the fees described in paragraph (1) of the Fee Letter, (ii) to the Administrative Agent, the initial payment of the annual administrative fee described in paragraph (2) of the Fee Letter, and (iii) all other fees and expenses of the Administrative Agent and the Lenders required hereunder or under any other Credit Document to be paid on or prior to the Closing Date (including fees and expenses of counsel) in connection with this Agreement and the transactions contemplated hereby;

     (f) The Administrative Agent shall have received a Covenant Compliance Worksheet, duly completed and certified by the chief financial officer or treasurer of Borrower and in form and substance satisfactory to the Administrative Agent, demonstrating Borrower's compliance with the financial covenants set forth in SECTIONS 6.1 through 6.3, determined on a pro forma basis as of September 30, 1999;

     (g) The Lenders shall have received the Pro Forma Balance Sheet and the Projections as described in SECTIONS 4.11(B) and 4.11(c), all of which shall be in form and substance satisfactory to the Administrative Agent;

     (h) The Administrative Agent shall have received evidence satisfactory to it that concurrently with the making of the initial Loans hereunder, (x) all
principal,   interest  and  other  amounts   outstanding  with  respect  to  the
Terminating Senior Indebtedness shall be repaid and satisfied in full and (y) all commitments to extend credit under the agreements and instruments relating thereto shall be terminated;

     (i) The Administrative Agent shall have received (A) satisfactory confirmation from A.M. Best Company that the current rating of each Material Insurance Subsidiary is "A-" or better and (B) satisfactory confirmation of the Moody's and Standard & Poor's Financial Strength Rating of Everest Re;

     (j) The Administrative Agent shall have received (i) an Account Designation Letter, together with written instructions from an Authorized Officer of the Borrower, including wire transfer information, directing the payment of the proceeds of the initial Loans to be made hereunder and (ii) a LIBOR borrowing indemnity letter; and

     (k) The Administrative Agent shall have received such other documents, certificates, opinions and instruments as it shall have reasonably requested.

     3.2 CONDITIONS TO ALL LOANS. The obligation of each Lender to make any Loan hereunder, including its initial Loan, is subject to the satisfaction of the following conditions precedent on the relevant Borrowing Date:

     (a) The Administrative Agent shall have received a Notice of Borrowing in accordance with SECTION 2.2(B);

     (b) Each of the representations and warranties contained in ARTICLE IV and in the other Credit Documents shall be true and correct in all material respects on and as of the Closing Date (in the case of the initial Loan made hereunder) and as of any such later Borrowing Date in the case of all subsequent Loans (except those found at SECTIONS 4.18 and 4.19), with the same effect as if made on and as of such date, both immediately before and after giving effect to the Loans to be made on such date (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty shall be true and correct in all material respects as of such date); and

     (c) No Default or Event of Default shall have occurred and be continuing on such date, both immediately before and after giving effect to, the Loans to be made on such date.

     Each giving of a Notice of Borrowing, and the consummation of each Borrowing, shall be deemed to constitute a representation and warranty by the Borrower that the statements contained in subsections (b) and (c) above are true, both as of the date of such notice or request and as of the relevant Borrowing Date.

     3.3 CONDITIONS OF APPROVAL OF AND BORROWINGS AFTER THE RESTRUCTURING

     The approval of the Restructuring by the Lenders, and the obligation of each Lender to make Loans after the effectiveness of the Restructuring, are subject to the satisfaction, or waiver in accordance with SECTION 11.6 hereof, of the conditions precedent of SECTION 3.2 and the following conditions precedent:

     (a)  The  Guarantor  shall  execute  and  deliver  an   unconditional   and
irrevocable Parent Guaranty of the obligations of the Borrower under the Credit Agreement substantially in the form of EXHIBIT F;

     (b) The Administrative Agent shall have received a Compliance Certificate, duly completed and certified by the chief financial officer or treasurer of the Guarantor and in form and substance satisfactory to the Administrative Agent, demonstrating Guarantor's compliance with the financial covenants set forth in SECTIONS 6.1 through 6.3, determined on a pro forma basis as of the end of the most recent fiscal quarter, after giving effect to the effectiveness of the Restructuring;

     (c) The Administrative Agent shall have received (i) opinions of Mayer Brown & Platt, special counsel to the Borrower, in substantially the form of EXHIBIT E-3, of Janet Burak, General Counsel of the Borrower, in substantially the form of EXHIBIT E-4, and of Conyers, Dill & Pearman, Bermuda counsel to the Guarantor, in substantially the form of EXHIBIT E-5, in each case addressed to the Administrative Agent and the Lenders and dated the Restructuring Date, and each addressing such other matters as the Administrative Agent or any Lender may reasonably request; (ii) the articles of merger relating to the Restructuring; and (iii) the Certificate of Merger giving effect to the Restructuring;

     (d) The Restructuring (i) shall have been consummated pursuant to the Form S-4 Registration Statement and its definition herein except for any modification in the Restructuring or waiver of a default approved by the Required Lenders and
(ii) would not result in a Default under this Agreement;

     (e) Before giving effect to the Restructuring, no Default or Event of Default shall have occurred and be continuing under this Agreement, and after giving effect to the Restructuring, no Default or Event of Default shall occur under this Agreement;

     (f) No Material Adverse Change shall have occurred since December 31, 1998, and there shall exist no event, condition or state of facts that could reasonably be expected to result in a Material Adverse Change; and

     (g) The Restructuring shall have been consummated prior to December 31, 2000.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

     To induce the Administrative Agent and the Lenders to enter into this Agreement and to induce the Lenders to extend the credit contemplated hereby, the Borrower represents and warrants to the Administrative Agent and the Lenders as follows:

     4.1 CORPORATE ORGANIZATION AND POWER. Each of the Borrower and its Subsidiaries (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) has the full corporate power and authority to execute, deliver and perform the Credit Documents to which it is or will be a party, to own and hold its property and to engage in its business as presently conducted, and (iii) is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the nature of its business or the ownership of its properties requires it to be so qualified, except when the failure to be so qualified would not be reasonably likely to have a Material Adverse Effect.

     4.2 AUTHORIZATION; ENFORCEABILITY. The Borrower has taken all necessary corporate action to execute, deliver and perform each of the Credit Documents to which it is or will be a party, and has, or on the Closing Date (or any later date of execution and delivery) will have, validly executed and delivered each of the Credit Documents to which it is or will be a party. This Agreement constitutes, and each of the other Credit Documents upon execution and delivery by the Borrower will constitute, the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally or by general equitable principles.

     4.3 NO VIOLATION. The execution, delivery and performance by the Borrower of this Agreement and each of the other Credit Documents, and compliance by it with the terms hereof and thereof, do not and will not (i) violate any provision of its certificate of incorporation or bylaws or contravene any other Requirement of Law applicable to it, (ii) conflict with, result in a breach of or constitute (with notice, lapse of time or both) a default under any material indenture, agreement or other instrument to which it is a party, by which it or any of its properties is bound or to which it is subject, or (iii) result in or require the creation or imposition of any Lien upon any of its properties or assets. No Subsidiary is subject to any restriction or encumbrance on its ability to make dividend payments or other distributions in respect of its Capital Stock, to repay Indebtedness owed to the Borrower or any other Subsidiary, to make loans or advances to the Borrower or any other Subsidiary, or to transfer any of its assets or properties to the Borrower or any other Subsidiary, in each case other than such restrictions or encumbrances existing under or by reason of the Credit Documents or applicable Requirements of Law.

     4.4 GOVERNMENTAL AUTHORIZATION; PERMITS.

     (a) No consent, approval, authorization or other action by, notice to, or registration or filing with, any Governmental Authority or other Person is or will be required as a condition to or otherwise in connection with the due execution, delivery and performance by the Borrower of this Agreement or any of the other Credit Documents or the legality, validity or enforceability hereof or thereof.

     (b) Each of the Borrower and its Subsidiaries has, and is in good standing with respect to, all governmental approvals, licenses, permits and authorizations necessary to conduct its business as presently conducted and to own or lease and operate its properties, except for those the failure to obtain which would not individually or in the aggregate, have a Material Adverse Effect.

     (C) SCHEDULE 4.4 lists with respect to each Insurance Subsidiary, as of the Closing Date, all of the jurisdictions in which such Insurance Subsidiary holds licenses (including, without limitation, licenses or certificates of authority from relevant Insurance Regulatory Authorities), permits or authorizations to transact insurance and reinsurance business (collectively, the "Licenses"), and indicates the type or types of insurance in which each such Insurance Subsidiary is permitted to be engaged with respect to each License therein listed. (i) No such License is the subject of a proceeding for suspension, revocation or limitation or any similar proceedings, (ii) there is no sustainable basis for such a suspension, revocation or limitation, and (iii) no such suspension, revocation or limitation is threatened by any relevant Insurance Regulatory Authority, that, in each instance under (i), (ii) and (iii) above, would individually or in the aggregate, have a Material Adverse Effect. No Insurance Subsidiary transacts any insurance business, directly or indirectly, in any jurisdiction other than those listed on SCHEDULE 4.4, where such business requires any license, permit or other authorization of an Insurance Regulatory Authority of such jurisdiction.

     4.5 LITIGATION. Except as disclosed in the Borrower's 1998 Form 10-K and as supplemented in written disclosure to the Administrative Agent delivered prior to execution of this Agreement, there are no actions, investigations, suits or proceedings pending or threatened, at law, in equity or in arbitration, before any court, other Governmental Authority or other Person, (i) against or affecting the Borrower, any of its Subsidiaries or any of their respective properties that would, if reasonably possible (as defined under FASB 5) to be adversely determined, have a Material Adverse Effect, or (ii) with respect to this Agreement or any of the other Credit Documents.

     4.6 TAXES. Each of the Borrower and its Subsidiaries has timely filed all federal, state and local tax returns and reports required to be filed by it and has paid all taxes, assessments, fees and other charges levied upon it or upon its properties that are shown thereon as due and payable, other than those that are being contested in good faith and by proper proceedings and for which adequate reserves have been established in accordance with GAAP. Such returns are true, correct and complete in all material respects. There is no ongoing audit or examination or other investigation by any Governmental Authority of the tax liability of the Borrower or any of its Subsidiaries, and there is no unresolved claim by any Governmental Authority concerning the tax liability of the Borrower or any of its Subsidiaries for any period for which tax returns have been or were required to have been filed, other than (i) the ongoing audit of the former parent of the Borrower, Prudential Insurance Company of America, in connection with the consolidated federal income tax returns for periods prior to October 1995 and (ii) claims for which adequate reserves have been established in accordance with GAAP. Except in connection with the consolidated federal income tax
returns   for   periods   prior   to    October   1995,   neither  the  Borrower
nor any of its Subsidiaries has waived or extended or has been requested to waive or extend the statute of limitations relating to the payment of any taxes.

     4.7 SUBSIDIARIES. SCHEDULE 4.7 sets forth a list, as of the Closing Date, of all of the Subsidiaries of the Borrower and, as to each such Subsidiary, the percentage ownership (direct and indirect) of the Borrower in each class of its Capital Stock and each direct owner thereof. All of the issued and outstanding shares of Capital Stock of Everest Re are directly owned and held by the Borrower.

     4.8 FULL DISCLOSURE. All factual information (other than financial projections and forecasts) heretofore or contemporaneously furnished to the Administrative Agent or any Lender in writing by or on behalf of the Borrower or any of its Subsidiaries for purposes of or in connection with this Agreement and the transactions contemplated hereby is, and all other such factual information (other than financial projections and forecasts) hereafter furnished to the Administrative Agent or any Lender in writing by or on behalf of the Borrower or any of its Subsidiaries will be, true and accurate in all material respects on the date as of which such information is dated or certified (or, if such information has been amended or supplemented, on the date as of which any such amendment or supplement is dated or certified) and not made incomplete by omitting to state a material fact necessary to make the statements contained therein, in light of the circumstances under which such information was provided, not misleading.

     4.9 MARGIN REGULATIONS. Neither the Borrower nor any of its Subsidiaries is engaged principally or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying Margin Stock. No proceeds of the Loans will be used, directly or indirectly, for any purpose that would violate or be inconsistent with Regulations T, U or X or any provision of the Exchange Act. Following the application of the proceeds of the Loan, less than 25% of the value (as determined by any reasonable method) of the assets of the Borrower and its Subsidiaries will be represented by Margin Stock.

     4.10 NO MATERIAL ADVERSE CHANGE. There has been no Material Adverse Change since December 31, 1998, and there exists no event, condition or state of facts that could reasonably be expected to result in a Material Adverse Change.

     4.11 FINANCIAL MATTERS.

     (a) The Borrower has heretofore furnished to the Administrative Agent copies of (i) the audited consolidated balance sheets of the Borrower and its Subsidiaries as of December 31, 1998, 1997 and 1996 and the related statements of income, stockholders' equity and cash flows for the fiscal years then ended, together with each opinion of the independent certified public accounting firm retained by the Borrower thereon, and (ii) the unaudited consolidated balance sheet of the Borrower and its Subsidiaries as of September 30, 1999, and the related statements of income, stockholders' equity and cash flows for the nine-month period then ended. Such financial statements have been prepared in accordance with GAAP (subject, with respect to the unaudited financial statements, to the absence of notes required by GAAP and to normal year-end audit adjustments) and present fairly the financial condition of the Borrower and its Subsidiaries on a consolidated basis as of the respective dates thereof and the consolidated results of operations of the Borrower and its Subsidiaries for the respective periods then ended. Except as fully reflected in the most recent financial statements referred to above and the notes thereto, there are no material liabilities or obligations with respect to the Borrower or any of its Subsidiaries of any nature whatsoever (whether absolute, contingent or otherwise and whether or not due).

     (b) The unaudited pro forma balance sheet of the Borrower as of September 30, 1999, a copy of which has heretofore been delivered to the Administrative Agent, gives pro forma effect to the consummation of the initial extensions of credit made under this Agreement, and the payment of transaction fees and expenses related to the foregoing, all as if such events had occurred on such date (the "Pro Forma Balance Sheet"). The Pro Forma Balance Sheet has been prepared in accordance with GAAP (subject to the absence of footnotes required by GAAP and subject to normal year-end adjustments) and, subject to stated assumptions made in good faith and having a reasonable basis set forth therein, presents fairly the financial condition of the Borrower on an unaudited pro forma basis as of the date set forth therein after giving effect to the consummation of the transactions described above.

     (c) The Borrower has prepared, and has heretofore furnished to the Administrative Agent a copy of, annual projected balance sheets and statements of income of the Borrower for the three-year period beginning with the year ending December 31, 1999, giving effect to the initial extensions of credit made under this Agreement, and the payment of transaction fees and expenses related to the foregoing (the "Projections"). In the opinion of management of the Borrower, the assumptions used in the preparation of the Projections were fair, complete and reasonable when made and continue to be fair, complete and reasonable as of the date hereof. The Projections have been prepared in good faith by the executive and financial personnel of the Borrower, are complete and represent a reasonable estimate of the future performance and financial condition of the Borrower, subject to the uncertainties and approximations inherent in any projections.

     (d) The Borrower has heretofore furnished to the Administrative Agent copies of (i) the Annual Statements of each of Everest Re, Everest Indemnity and Everest National as of December 31, 1998, 1997 and 1996 and for the fiscal years then ended, each as filed with the relevant Insurance Regulatory Authority, and
(ii) the Quarterly Statements of each of Everest Re and Everest National as of September 30, 1999, and for the nine-month period then ended, each as filed with the relevant Insurance Regulatory Authority (collectively, the "Historical Statutory Statements"). The Historical Statutory Statements (including, without limitation, the provisions made therein for investments and the valuation thereof, reserves, policy and contract claims and statutory liabilities) have been prepared, in all material respects, in accordance with SAP (except as may be reflected in the notes thereto and subject, with respect to the Quarterly Statements, to the absence of notes required by SAP and to normal year-end adjustments), were in all material respects, in compliance with applicable Requirements of Law when filed and present fairly the financial condition of the respective Insurance Subsidiaries covered thereby as of the respective dates thereof and the results of operations, changes in capital and surplus and cash flow of the respective Insurance Subsidiaries covered thereby for the respective periods then ended. Except for liabilities and obligations disclosed or provided for in the Historical Statutory Statements (including, without limitation, reserves, policy and contract claims and statutory liabilities), no Insurance Subsidiary had, as of the date of its respective Historical Statutory Statements, any material liabilities or obligations of any nature whatsoever (whether absolute, contingent or otherwise and whether or not due) that, in accordance with SAP, would have been required to have been disclosed or provided for in such Historical Statutory Statements. All books of account of each Insurance Subsidiary fully and fairly disclose all of its material transactions, properties, assets, investments, liabilities and obligations, are in its possession and are true, correct and complete in all material respects.

     4.12 ERISA. Each Plan is and has been administered in compliance in all material respects with all applicable Requirements of Law, including, without limitation, the applicable provisions of ERISA and the Internal Revenue Code. No ERISA Event has occurred and is continuing or, to the knowledge of the Borrower, is reasonably expected to occur with respect to any Plan, in either case that would, individually or in the aggregate, have a Material Adverse Effect. No Plan has any Unfunded Pension Liability, and neither the Borrower nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or 4212(c) of ERISA, in either instance where the same would individually or in the aggregate have a Material Adverse Effect. Neither the Borrower nor any ERISA
Affiliate is required to contribute to or has, or has at any time had, any liability to a Multiemployer Plan.

     4.13 ENVIRONMENTAL MATTERS.

     (a) No Hazardous Substances are or have been generated, used, located, released, treated, disposed of or stored by the Borrower or any of its Subsidiaries or, to the knowledge of the Borrower, by any other Person or otherwise, in, on or under any portion of any real property, leased or owned, of the Borrower or any of its Subsidiaries, except in compliance with all applicable Environmental Laws, and no portion of any such real property or, to the knowledge of the Borrower, any other real property at any time leased, owned or operated by the Borrower or any of its Subsidiaries, has been contaminated by any Hazardous Substance; and no portion of any real property, leased or owned, of the Borrower or any of its Subsidiaries has been or, to the knowledge of the Borrower, is presently the subject of an environmental audit, assessment or remedial action.

     (b) To the knowledge of the Borrower, (i) no portion of any real property, leased or owned, of the Borrower or any of its Subsidiaries has been used as or for a mine, a landfill, a dump or other disposal facility, a gasoline service station, or (other than for petroleum substances stored in the ordinary course of business) a petroleum products storage facility, (ii) no portion of such real property or any other real property at any time leased, owned or operated by the Borrower or any of its Subsidiaries has, pursuant to any Environmental Law, been placed on the "National Priorities List" or "CERCLIS List" (or any similar federal, state or local list) of sites subject to possible environmental problems, and (iii) there are not and have never been any underground storage tanks situated on any real property, leased or owned, of the Borrower or any of its Subsidiaries.

     (c)  Except  as   disclosed  in   the   Borrower's  1998   Form  10-K,  (i)
all activities and operations of the Borrower and its Subsidiaries are in compliance with the requirements of all applicable Environmental Laws, except to the extent the failure so to comply, individually or in the aggregate, would not have a Material Adverse Effect; (ii) neither the Borrower nor any of its Subsidiaries is involved in any suit, action or proceeding, or has received any notice, complaint or other request for information from any Governmental Authority or other Person, with respect to any actual or alleged Environmental Claims that, if adversely determined, would be reasonably likely, individually or in the aggregate, to have a Material Adverse Effect; and (iii) to the knowledge of the Borrower, there are no threatened actions, suits, proceedings or investigations with respect to any such Environmental Claims, nor any basis therefor.

     4.14 COMPLIANCE WITH LAWS. Each of the Borrower and its Subsidiaries has timely filed all material reports, documents and other materials required to be filed by it under all applicable Requirements of Law with any Governmental Authority, has retained all material records and documents required to be retained by it under all applicable Requirements of Law, and is otherwise in compliance with all applicable Requirements of Law in respect of the conduct of its business and the ownership and operation of its properties, except for such Requirements of Law the failure to comply with which, individually or in the aggregate, would not have a Material Adverse Effect.

     4.15 REGULATED INDUSTRIES. Neither the Borrower nor any of its Subsidiaries is (i) an "investment company," a company "controlled" by an "investment company," or an "investment advisor," within the meaning of the Investment Company Act of 1940, as amended, or (ii) a "holding company," a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     4.16 INSURANCE. The assets, properties and business of the Borrower and its Subsidiaries are insured against such hazards and liabilities, under such coverages and in such amounts, as are customarily maintained by prudent companies similarly situated and under policies issued by insurers of recognized responsibility. No notice of any pending or threatened cancellation or material premium increase has been received by the Borrower or any of its Subsidiaries with respect to any such policies, and the Borrower and each of its Subsidiaries are in substantial compliance with all conditions contained therein.

     4.17 YEAR 2000 COMPATIBILITY. Any reprogramming required to permit the proper functioning, before, on and after January 1, 2000, of (i) the Borrower's and its Subsidiaries' computer-based systems and (ii) equipment containing embedded microchips (including systems and equipment supplied by others or with which the Borrower's or any of its Subsidiaries' systems interface), and the testing of all such systems and equipment, as so reprogrammed, will be completed by December 31, 1999. The cost to the Borrower and its Subsidiaries of such reprogramming and testing and of the reasonably foreseeable consequences of the year 2000 to the Borrower and its Subsidiaries (including, without limitation, reprogramming errors and the failure of others' systems or equipment) will not result in a Default or Material Adverse Effect. Except for such of the reprogramming referred to in the preceding sentence as may be necessary, the computer and management information systems of the Borrower and its Subsidiaries are and, with ordinary course upgrading and maintenance will continue for the term of this Agreement to be, sufficient to permit the Borrower and its Subsidiaries to conduct their respective businesses without a Material Adverse Effect.

     4.18 MATERIAL CONTRACTS. SCHEDULE 4.18 lists, as of the Closing Date, each "material contract" (within the meaning of Item 601(b)(10) of Regulation S-K under the Exchange Act)

(other than Reinsurance Agreements) to which the Borrower or any of its Subsidiaries is a party, by which any of them or their respective properties is bound or to which any of them is subject (collectively, "Material Contracts"), other than Material Contracts disclosed in the Borrower's quarterly or annual statement most recently filed with the Securities and Exchange Commission, and also indicates the parties, subject matter and term thereof. As of the Closing Date, (i) each Material Contract is in full force and effect and, to Borrower's knowledge, is enforceable by the Borrower or the Subsidiary that is a party thereto in accordance with its terms, subject to the effects of bankruptcy, insolvency and other similar laws affecting the enforcement of creditors' rights generally and to the effect of principles of equity and (ii) neither the Borrower nor any of its Subsidiaries (nor, to the knowledge of the Borrower, any other party thereto) is in breach of or default under any Material Contract in any material respect or has given notice of termination or cancellation of any Material Contract.

     4.19 REINSURANCE AGREEMENTS. As of the Closing Date, except as set forth on Schedule F to the Annual Statements for the Insurance Subsidiaries for the fiscal year ending December 31, 1998 or as provided for or disclosed on the interim GAAP financial statements dated as of September 30, 1999, there are no material liabilities outstanding as of the Closing Date under any Reinsurance Agreement to which any Insurance Subsidiary is the ceding party. Each Reinsurance Agreement to which an Insurance Subsidiary is the ceding party and which is in effect on the Closing Date is in full force and effect on the Closing Date. Each Reinsurance Agreement to which an Insurance Subsidiary is the ceding party and which is in effect on the Closing Date is qualified as of the Closing Date under all applicable Requirements of Law to receive the statutory credit assigned to such Reinsurance Agreement in the relevant Annual Statement or Quarterly Statement at the time prepared.

     4.20 PARI PASSU DEBT. The Loans rank at least pari passu in right of payment with all other debt of the Borrower.


                                   ARTICLE V

                              AFFIRMATIVE COVENANTS

     The Borrower covenants and agrees that, until the termination of the Commitments and the payment in full of all principal and interest with respect to the Loans together with all other amounts then due and owing hereunder:

     5.1 GAAP FINANCIAL STATEMENTS. The Borrower will deliver to each Lender:

     (a) As soon as available and in any event within fifty-five (55) days after the end of each of the first three fiscal quarters of each fiscal year, beginning with the fiscal quarter ending March 31, 2000, unaudited consolidated and, to the extent otherwise prepared for external distribution, consolidating balance sheets of the Borrower and its Subsidiaries as of the end of such fiscal quarter and unaudited consolidated and, to the extent otherwise prepared for external distribution, consolidating statements of income, stockholders' equity and cash flows for the Borrower and its Subsidiaries for the fiscal quarter then ended and for that portion of the fiscal year then ended, in each case setting forth comparative consolidated or consolidating figures as of the end of and for the corresponding period in the preceding fiscal year, all prepared in accordance with GAAP (subject to the absence of notes required by GAAP and subject to normal year-end audit adjustments) applied on a basis consistent with that of the preceding quarter or containing disclosure of the effect on the financial condition or results of operations of any change in the application of accounting principles and practices during such quarter; and

     (b) As soon as available and in any event within 105 days after the end of each fiscal year, beginning with the fiscal year ending December 31, 1999, (i) an audited consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such fiscal year and audited consolidated statements of income, stockholders' equity and cash flows for the Borrower and its Subsidiaries for the fiscal year then ended, including the applicable notes, in each case setting forth comparative figures as of the end of and for the preceding fiscal year, certified by the independent certified public accounting firm regularly retained by the Borrower or another independent certified public accounting firm of recognized national standing, together with (y) a report thereon by such accountants that is not qualified as to going concern or scope of audit and to the effect that such financial statements present fairly the consolidated financial condition and results of operations of the Borrower and its Subsidiaries as of the dates and for the periods indicated in accordance with GAAP applied on a basis consistent with that of the preceding year or containing disclosure of the effect on the financial condition or results of operations of any change in the application of accounting principles and practices during such year, and (z) a report by such accountants to the effect that, based on and in connection with their examination of the financial statements of the Borrower and its Subsidiaries, they obtained no knowledge of the occurrence or existence of any Default or Event of Default relating to accounting or financial reporting matters, or a statement specifying the nature and period of existence of any such Default or Event of Default disclosed by their audit; provided, however, that such accountants shall not be liable by reason of the failure to obtain knowledge of any Default or Event of Default that would not be disclosed or revealed in the course of their audit examination, and (ii) to the extent otherwise prepared, an unaudited consolidating balance sheet of the Borrower and its Subsidiaries as of the end of such fiscal year and unaudited consolidating statements of income, stockholders' equity and cash flows for the Borrower and its Subsidiaries for the fiscal year then ended, all in reasonable detail.

     5.2  STATUTORY  FINANCIAL  STATEMENTS.  The  Borrower  will deliver to each
Lender:

     (a) As soon as available and in any event within fifty-five (55) days after the end of each of the first three fiscal quarters of each fiscal year (or, in the case of Everest Insurance Company of Canada and Everest Bermuda, within fifteen (15) days after the required filing date), beginning with the fiscal quarter ending March 31, 2000, a Quarterly Statement of each of its Insurance Subsidiaries as of the end of such fiscal quarter and for that portion of the fiscal year then ended, in the form filed with the relevant Insurance Regulatory Authority, prepared in accordance with SAP applied on a basis consistent with that of the preceding quarter or containing disclosure of the effect on the financial condition or results of operations of any change in the application of accounting principles and practices during such quarter;

     (b) As soon as  available  and in any event within  seventy-five  (75) days after the end of each fiscal year (or, in the case of Everest Insurance Company of Canada and Everest Bermuda, within fifteen (15) days after the required filing date), beginning with the fiscal year ending December 31, 1999, an Annual Statement of each of its Insurance Subsidiaries as of the end of such fiscal year and for the fiscal year then ended, in the form filed with the relevant Insurance Regulatory Authority, prepared in accordance with SAP applied on a basis consistent with that of the preceding year or containing disclosure of the effect on the financial condition or results of operations of any change in the application of accounting principles and practices during such year;

     (c) As soon as available and in any event within 135 days after the end of each fiscal year, beginning with the fiscal year ending December 31, 1999, an unaudited consolidated balance sheet of the Borrower and its Insurance Subsidiaries (other than Everest Insurance Company of Canada) as of the end of such fiscal year and unaudited consolidated statements of income, stockholders' equity and cash flows for the Borrower and its Insurance Subsidiaries (other than Everest Reinsurance Company of Canada) for the fiscal year then ended, in each case setting forth comparative consolidated figures as of the end of and for the preceding fiscal year, all prepared in accordance with SAP applied on a basis consistent with that of the preceding year or containing disclosure of the effect on the financial condition or results of operations of any change in the application of accounting principles and practices during such year; and

     (d) As soon as available and in any event within 165 days after the end of each fiscal year, beginning with the fiscal year ending December 31, 1999 (but only if and to the extent required by the applicable Insurance Regulatory Authority with regard to any Insurance Subsidiary), a certification by the independent certified public accounting firm referred to in SECTION 5.1(B) as to the Annual Statement of each such Insurance Subsidiary as of the end of such fiscal year and for the fiscal year then ended, together with a report thereon by such accountants that is not qualified as to going concern or scope of audit and to the effect that such financial statements present fairly the consolidated financial condition and results of operations of such Insurance Subsidiary as of the date and for the period indicated in accordance with SAP applied on a basis consistent with that of the preceding year or containing disclosure of the effect on the financial position or results of operations of any change in the application of accounting principles and practices during such year.

     5.3 OTHER BUSINESS AND FINANCIAL INFORMATION. The Borrower will deliver to each Lender:

     (a) Concurrently with each delivery of the financial statements described in SECTIONS 5.1 and 5.2, a Compliance Certificate in the form of EXHIBIT C-1 (in the case of the financial statements described in SECTION 5.1) or EXHIBIT C-2 (in the case of the financial statements described in SECTION 5.2) with respect to the period covered by the financial statements then being delivered, executed by the chief financial officer, comptroller or treasurer of the Borrower, together with a Covenant Compliance Worksheet reflecting the computation of the respective financial covenants set forth in such Covenant Compliance Worksheet as of the last day of the period covered by such financial statements;

     (b) As soon as available and in any event prior to the end of each fiscal year, beginning with the fiscal year ending December 31, 2000, (i) a complete set of projections for the Borrower and its Subsidiaries prior to the
Restructuring   Date  and  Guarantor  and  its  Subsidiaries  on  or  after  the
Restructuring Date for the next fiscal year consisting of consolidated balance sheets and income statements prepared based on GAAP principles, and (ii) consolidated projections of Everest Re prepared based on SAP principles;

     (c) Promptly upon filing with the relevant Insurance Regulatory Authority and in any event within 105 days after the end of each fiscal year (or, in the case of Everest Insurance Company of Canada, within fifteen (15) days of the required filing date), beginning with the fiscal year ended December 31, 1999, a copy of each Insurance Subsidiary's "Statement of Actuarial Opinion" (or equivalent information should the relevant Insurance Regulatory Authority not require such a statement) as to the adequacy of such Insurance Subsidiary's loss reserves for such fiscal year, together with a copy of its management discussion and analysis in connection therewith (but only if and to the extent required by the applicable Insurance Regulatory Authority with regard to such Insurance Subsidiary), each in the format prescribed by the applicable insurance laws of such Insurance Subsidiary's jurisdiction of domicile;

     (d) Promptly upon the sending, filing or receipt thereof, copies of (i) all financial statements, reports, notices and proxy statements that the Borrower (or, if applicable, the Guarantor) or any of the Borrower's Subsidiaries shall send or make available generally to its shareholders, (ii) all reports (other than earnings press releases) on Form 10-Q, Form 10-K or Form 8-K (or their successor forms) or registration statements and prospectuses (other than on Form S-8 or its successor form) that the Borrower (or, if applicable, the Guarantor) or any of the Borrower's Subsidiaries shall render to or file with the Securities and Exchange Commission, the National Association of Securities Dealers, Inc. or any national securities exchange, (iii) all reports on Form A (or any successor form) that any Insurance Subsidiary shall file with any Insurance Regulatory Authority, (iv) all material reports on examination or similar material reports, financial examination reports or market conduct examination reports by the NAIC or any Insurance Regulatory Authority or other Governmental Authority with respect to any Insurance Subsidiary's insurance business, and (v) all material filings made under applicable state insurance holding company acts by the Borrower or any of its Subsidiaries, including, without limitation, filings seeking approval of transactions with Affiliates;

     (e) As soon as available, the business plan approved by the applicable Insurance Regulatory Authority for Everest Bermuda;

     (f) As soon as available, the investment policy for Guarantor and Everest Bermuda.

     (g) Promptly upon (and in any event within five (5) Business Days after) any Responsible Officer of the Borrower obtaining knowledge thereof, written notice of any of the following:

         (i) the occurrence of any Default or Event of Default, together with a written statement of a Responsible Officer of the Borrower specifying the nature of such Default or Event of Default, the period of existence thereof and the action that the Borrower has taken and proposes to take with respect thereto;

         (ii) the institution or threatened institution of any action, suit, investigation or proceeding against or affecting the Borrower or any of its Subsidiaries, including any such investigation or proceeding by any Insurance Regulatory Authority or other

     Governmental Authority (other than routine periodic inquiries, investigations or reviews), that would, if adversely determined, individually or in the aggregate, have, or be reasonably likely to have, a Material Adverse Effect, and any material development in any litigation or other proceeding previously reported pursuant to SECTION 4.5 or this
     SECTION 5.3(G)(II);

         (iii) the receipt by the Borrower or any of its Subsidiaries from any Insurance Regulatory Authority or other Governmental Authority of (i) any notice asserting any failure by the Borrower or any of its Subsidiaries to be in compliance with applicable Requirements of Law or that threatens the taking of any action against the Borrower or such Subsidiary or sets forth circumstances that, if taken or adversely determined, would have, or be reasonably likely to have, a Material Adverse Effect, or (ii) any notice of any actual or threatened suspension, limitation or revocation of, failure to renew, or imposition of any restraining order, escrow or impoundment of funds in connection with, any license, permit, accreditation or authorization of the Borrower or any of its Subsidiaries, where such action would have, or be reasonably likely to have, a Material Adverse Effect;

         (iv) the occurrence of any ERISA Event, together with (i) a written statement of a Responsible Officer of the Borrower specifying the details of such ERISA Event and the action that the Borrower has taken and proposes to take with respect thereto, (ii) a copy of any notice with respect to such ERISA Event that may be required to be filed with the PBGC and (iii) a copy of any notice delivered by the PBGC to the Borrower or such ERISA Affiliate with respect to such ERISA Event;

         (v) the occurrence of any decrease in (y) the rating given by either Standard & Poor's or Moody's with respect to Everest Re's claims paying ability or insurance strength rating or (z) the rating given to any Insurance Subsidiary by A.M. Best Company;

         (vi) the occurrence of any actual changes in any insurance statute or regulation governing the investment or dividend practices of any Material Insurance Subsidiary that would be reasonably likely to have a Material Adverse Effect; and

         (vii) any other matter or event that has, or would have, a Material Adverse Effect, together with a written statement of a Responsible Officer of the Borrower setting forth the nature and period of existence thereof and the action that the Borrower has taken and proposes to take with respect thereto;

     (h) Promptly, notice of (i) the occurrence of any material amendment or modification (other than expiration) to any Reinsurance Agreement (whether entered into before or after the Closing Date), including any such agreements that are in a runoff mode on the date hereof, which amendment or modification would be reasonably likely to have a Material Adverse Effect, or (ii) the receipt by the Borrower or any of its Subsidiaries of any written notice of any denial of coverage or claim, litigation or arbitration with respect to any Reinsurance Agreement to which it is a ceding party which would be reasonably likely to have a Material Adverse Effect;

     (i) Promptly following the request from the Administrative Agent or the Required Lenders (which request may only be made when an Event of Default has occurred and is continuing), a report prepared by an independent actuarial consulting firm of recognized professional standing reasonably satisfactory to the Administrative Agent or the Required Lenders, as the case may be, reviewing the adequacy of reserves of each Insurance Subsidiary determined in accordance with SAP, which firm shall be provided access to or copies of all reserve analyses and valuations relating to the insurance business of each Insurance Subsidiary in the possession of or available to the Borrower or any of its Subsidiaries.

     (j) Any material change to the investment policy for the Insurance Subsidiaries, the Borrower or the Guarantor including copies of such changes.

     (k) As promptly as reasonably possible, such other information about the business, condition (financial or otherwise), operations or properties of the Borrower or any of its Subsidiaries as the Administrative Agent or any Lender may from time to time reasonably request.

     5.4  CORPORATE  EXISTENCE;  FRANCHISES;   MAINTENANCE  OF  PROPERTIES.  The
Borrower will, and will cause each of the Borrower's Subsidiaries to, (i) subject to SECTION 7.1 maintain and preserve in full force and effect its corporate existence, (ii) obtain, maintain and preserve in full force and effect all other rights, franchises, licenses, permits, certifications, approvals and authorizations required by Governmental Authorities and necessary to the ownership, occupation or use of its properties or the conduct of its business, except to the extent the failure to do so would not be reasonably likely to have a Material Adverse Effect, (iii) continue to conduct and operate its businesses substantially as conducted and operated during the present and preceding fiscal years and (iv) keep all material properties in good working order and condition (normal wear and tear excepted) and from time to time make all necessary repairs to and renewals and replacements of such properties, except to the extent that any of such properties are obsolete or are being replaced.

     5.5 COMPLIANCE WITH LAWS. The Borrower will, and will cause each of the Borrower's Subsidiaries to, comply in all respects with all Requirements of Law applicable in respect of the conduct of its business and the ownership and operation of its properties, except to the extent the failure so to comply would not have, or be reasonably likely to have, a Material Adverse Effect.

     5.6 PAYMENT OF OBLIGATIONS. The Borrower will, and will cause each of the Borrower's Subsidiaries to, (i) pay all liabilities and obligations as and when due (subject to any applicable subordination provisions), except to the extent failure to do so would not have, or be reasonably likely to have, a Material Adverse Effect, and (ii) pay and discharge all taxes, assessments and governmental charges or levies imposed upon it, upon its income or profits or upon any of its properties, prior to the date on which penalties would attach thereto, and all lawful claims that, if unpaid, might become a Lien upon any of the properties of the Borrower or any of its Subsidiaries; provided, however, that neither the Borrower nor any of its Subsidiaries shall be required to pay any such tax, assessment, charge, levy or claim that is being contested in good faith and by proper proceedings and as to which the Borrower or such Subsidiary is maintaining adequate reserves with respect thereto in accordance with GAAP.

     5.7 INSURANCE. The Borrower will, and will cause each of the Borrower's Subsidiaries to, maintain with financially sound and reputable insurance companies insurance with respect to its assets, properties and business, against such hazards and liabilities, of such types and in such amounts, as is customarily maintained by companies in the same or similar businesses similarly situated; provided that the Borrower and its Subsidiaries may self-insure against risks consistent with customary industry practices for companies in the same or similar businesses, of similar size and with similar risk parameters.

     5.8 MAINTENANCE OF BOOKS AND RECORDS; INSPECTION. The Borrower will, and will cause each of the Borrower's Subsidiaries to, (i) maintain adequate books, accounts and records, in which full, true and correct entries shall be made of all financial transactions in relation to its business and properties, and prepare all financial statements required under this Agreement, in each case in accordance with GAAP or SAP, as applicable, and in compliance with the requirements of any Governmental Authority having jurisdiction over it, and (ii) permit employees or agents of the Administrative Agent or any Lender to inspect its properties and examine or audit its books, records, working papers and accounts and make copies and memoranda of them, and to discuss its affairs, finances and accounts with its officers and employees and, upon notice to the Borrower, the independent public accountants of the Borrower (and by this provision the Borrower authorizes such accountants to discuss the finances and affairs of the Borrower and its Subsidiaries), all at such times and from time to time, upon reasonable notice and during business hours, as may be reasonably requested.

     5.9 DIVIDENDS. The Borrower will take all action necessary to cause its Subsidiaries to make such dividends, distributions or other payments to the Borrower as shall be necessary for the Borrower to make payments of the principal of and interest on the Loans in accordance with the terms of this Agreement. In the event the approval of any Governmental Authority or other Person is required in order for any such Subsidiary to make any such dividends, distributions or other payments to the Borrower, or for the Borrower to make any such principal or interest payments, the Borrower will forthwith exercise its best efforts and take all actions permitted by law and necessary to obtain such approval.

     5.10 FURTHER ASSURANCES. The Borrower will, and will cause each of its Subsidiaries to, make, execute, endorse, acknowledge and deliver any amendments, modifications or supplements hereto and restatements hereof and any other agreements, instruments or documents, and take any and all such other actions, as may from time to time be reasonably requested by the Administrative Agent or the Required Lenders to effect, confirm or further assure or protect and preserve the interests, rights and remedies of the Administrative Agent and the Lenders under this Agreement and the other Credit Documents.

     5.11 CROSS-REFERENCE TO PARENT GUARANTY. It is understood that after the Restructuring Date the Guarantor will be subject to those covenants contained in the form of Parent Guaranty attached hereto as EXHIBIT F by virtue of having executed and delivered such Parent Guaranty.

                                   ARTICLE VI

                               FINANCIAL COVENANTS

     The Borrower covenants and agrees that, until the termination of the Commitments and the payment in full of all principal and interest with respect to the Loans together with all other amounts then due and owing hereunder:

     6.1 MAXIMUM CONSOLIDATED INDEBTEDNESS TO TOTAL CAPITALIZATION. The ratio of Consolidated Indebtedness to Total Capitalization as of the last day of any fiscal quarter beginning with the fiscal quarter ending December 31, 1999 shall not be greater than 0.35 to 1.0.

     6.2 MINIMUM STATUTORY SURPLUS. The Statutory Surplus of Everest Re, at any time beginning with the fiscal quarter ending December 31, 1999, shall not be less than $850,000,000 plus 25% of the aggregate Net Income of Everest Re for the period beginning after December 31, 1999 and ending on the date of calculation, as determined in each case in accordance with SAP (provided that Net Income for any period shall be taken into account for purposes of this calculation only if positive), plus 25% of the aggregate capital contributions made to Everest Re after December 31, 1999.

     6.3 MINIMUM INTEREST COVERAGE RATIO. The Interest Coverage Ratio as of the last day of any fiscal quarter, beginning with the fiscal quarter ending December 31, 1999, shall not be less than 2.5 to 1.0.


                                  ARTICLE VII

                               NEGATIVE COVENANTS

     The Borrower covenants and agrees that, until the termination of the Commitments and the payment in full of all principal and interest with respect to the Loans together with all other amounts then due and owing hereunder:

     7.1 FUNDAMENTAL CHANGES. The Borrower will not, and will not permit or cause any of its Subsidiaries to, liquidate, wind up or dissolve, or enter into any consolidation, merger or other combination, or agree to do any of the foregoing (other than the Restructuring provided that the conditions of SECTION
3.3 are satisfied); provided, however, that the Borrower or any Subsidiary may merge into or consolidate with any other Person so long as (y) the surviving corporation is the Borrower or a Wholly Owned Subsidiary of the Borrower (and in any event, if Borrower is a party to such merger or consolidation, the surviving corporation shall be the Borrower), and (z) immediately after giving effect thereto, no Default or Event of Default would exist.

     7.2 INDEBTEDNESS.  The Borrower will  not, and will not permit or cause any
of  its  Subsidiaries  to,  create,   incur,  assume  or  suffer  to  exist  any
Indebtedness other than:

         (i) Indebtedness incurred by the Borrower, provided that any such Indebtedness shall either rank pari passu in right of payment to the Obligations or be subordinated in right and time of payment to the Obligations;

         (ii) indorsements of negotiable instruments in the ordinary course of business;

         (iii) accrued expenses (including salaries, accrued vacation and other compensation), current trade or other accounts payable and other current liabilities arising in the ordinary course of business and not incurred through the borrowing of money, provided that the same shall be paid when due except to the extent being contested in good faith and by appropriate proceedings;

         (iv) loans and advances by the Borrower or any Subsidiary to any other Subsidiary or the Guarantor after the Restructuring Date or by any Subsidiary to the Borrower, or after the Restructuring Date, the Guarantor; and

         (v)    Indebtedness in connection with Permitted Liens.

     7.3 LIENS. The Borrower will not, and will not permit or cause any of its Subsidiaries to, directly or indirectly, make, create, incur, assume or suffer to exist, or enter into or suffer to exist any agreement (other than the Credit Documents) or restriction that prohibits or conditions the creation, incurrence or assumption of, any Lien upon or with respect to any part of its property or assets, whether now owned or hereafter acquired, or agree to do any of the foregoing, other than the following (collectively, "Permitted Liens"):

         (i)    Liens  in  existence  on  the  Closing  Date  and  set  forth on
     SCHEDULE 7.3;

         (ii) Liens imposed by law, such as Liens of carriers, warehousemen, mechanics, materialmen and landlords, and other similar Liens incurred in the ordinary course of business for sums not constituting borrowed money that are not overdue for a period of more than thirty (30) days or that are being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP;

         (iii) Liens (other than any Lien imposed by ERISA, the creation or incurrence of which would result in an Event of Default under SECTION 8.1(I)) incurred in the ordinary course of business in connection with workers' compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure the performance of letters of credit, bids, tenders, statutory obligations, surety and appeal bonds, leases, government contracts and other similar obligations (other than obligations for borrowed money) entered into in the ordinary course of business;

         (iv) Liens for taxes, assessments or other governmental charges or statutory obligations that are not delinquent or remain payable without any penalty or that are being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP;

         (v) Liens in connection with pledges and deposits made pursuant to statutory and regulatory requirements of Insurance Regulatory Authorities by an Insurance Subsidiary in the ordinary course of its business, for the purpose of securing regulatory capital or satisfying other financial responsibility requirements;

         (vi) Liens upon cash and United States government and agency securities of the Borrower and its Subsidiaries, securing obligations incurred in connection with reverse repurchase transactions and other similar investment management transactions of such types and in such amounts as are customary for companies similar to the Borrower in size and lines of business and that are entered into by the Borrower and its Subsidiaries in the ordinary course of business;

         (vii) Purchase money Liens upon real or personal property used by the Borrower or any of its Subsidiaries in the ordinary course of its business, securing Indebtedness incurred solely to pay all or a portion of the purchase price thereof (including in connection with capital leases, and including mortgages or deeds of trust upon real property and improvements thereon), PROVIDED that the aggregate principal amount at any time outstanding of all indebtedness secured by such Liens does not exceed an amount equal to 5% of the value of the total assets of the Borrower and its Subsidiaries at such time, determined on a consolidated basis in accordance with GAAP as of the date of the financial statements of the Borrower and its Subsidiaries most recently delivered under SECTION 5.1 prior to such time (or, with regard to determinations at any time prior to the initial delivery of financial statements under SECTION 5.1, as of the date of the most recent financial statements referred to in SECTION 4.11(A)), and PROVIDED further that any such Lien (i) shall attach to such property concurrently with or within ten (10) days after the acquisition thereof by the Borrower or such Subsidiary, (ii) shall not exceed the lesser of (y) the fair market value of such property or (z) the cost thereof to the Borrower or such Subsidiary and (iii) shall not encumber any other property of the Borrower or any of its Subsidiaries;

         (viii) Any attachment or judgment Lien not constituting an Event of Default under SECTION 8.1(H) that is being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP;

         (ix) With respect to any real property occupied by the Borrower or any of its Subsidiaries, all easements, rights of way, licenses and similar encumbrances on title that do not materially impair the use of such property for its intended purposes;

         (x) Liens on Borrower Margin Stock, to the extent the fair market value thereof exceeds 25% of the fair market value of the assets of the Borrower and its Subsidiaries (including Borrower Margin Stock); and

         (xi) Liens in favor of the trustee or agent under any agreement or indenture relating to Indebtedness of the Borrower and its Subsidiaries permitted under this Agreement, covering sums required to be deposited with such trustee or agent thereunder.

     7.4 DISPOSITION OF ASSETS. The Borrower will not, and will not permit or cause any of its Subsidiaries to, sell, assign, lease, convey, transfer or otherwise dispose of (whether in one or a series of transactions) all or any portion of its assets, business or properties, or enter into any arrangement with any Person providing for the lease by the Borrower or any Subsidiary as lessee of any asset that has been sold or transferred by the Borrower or such Subsidiary to such Person, or agree to do any of the foregoing, except for:

         (i)    sales of investments in the ordinary course of business;

         (ii) the sale or exchange of used or obsolete equipment to the extent (y) the proceeds of such sale are applied towards, or such equipment is exchanged for, similar replacement equipment or (z) such equipment is no longer necessary for the operations of the Borrower or its applicable Subsidiary in the ordinary course of business;

         (iii) the sale, lease or other disposition of assets by a Subsidiary of the Borrower to the Borrower or to another Wholly Owned Subsidiary, to the extent permitted by applicable Requirements of Law and each relevant Insurance Regulatory Authority, provided that (x) immediately after giving effect thereto, no Default or Event of Default would exist, (y) in no event shall the Borrower contribute, sell or otherwise transfer, or permit Everest Re to issue or sell, any of the Capital Stock of Everest Re to any other Subsidiary, and (z) such sale or disposition would not adversely affect the ability of any Insurance Subsidiary party thereto to pay dividends or otherwise make distributions to its parent;

         (iv) the sale or other disposition by the Borrower and its Subsidiaries of any Borrower Margin Stock to the extent the fair market value thereof exceeds 25% of the fair market value of the assets of the Borrower and its Subsidiaries (including Borrower Margin Stock), provided that fair value is received in exchange therefor; and

         (v) the sale or disposition of assets outside the ordinary course of business, provided that (w) the net proceeds from any such sale or disposition do not exceed an amount equal to the least of the following:
     (1) 10% of the total assets of the Borrower and its Subsidiaries on a consolidated basis, (2) 10% of the total revenues of the Borrower and its Subsidiaries on a consolidated basis, and (3) 10% of the total net earnings of the Borrower and its Subsidiaries on a consolidated basis, in each case as determined as of the date of the financial statements of the Borrower and its Subsidiaries most recently delivered under SECTION 5.1 prior to such time (or, with regard to determinations at any time prior to the initial delivery of financial statements under SECTION 5.1, as of the date of the most recent financial statements referred to in SECTION 4.11(A)),
    (x) immediately after giving effect thereto, no Default or Event of Default would exist, and (y) in no event shall the Borrower or any of its Subsidiaries sell or otherwise dispose of any of the Capital Stock or other ownership interests of Everest Re or any other Subsidiary.

     7.5 TRANSACTIONS WITH AFFILIATES. The Borrower will not, and will not permit or cause any of its Subsidiaries to, enter into any transaction with any officer, director, stockholder or other Affiliate of the Borrower or any Subsidiary, except in the ordinary course of its business

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and upon fair and  reasonable  terms  that are no less  favorable  to it than it would obtain in a comparable arm's length transaction with a Person other than an Affiliate of the Borrower or such Subsidiary; provided, however, that nothing contained in this Section shall prohibit:

         (i) transactions between and among the Borrower and its Wholly Owned Subsidiaries or between and among Wholly Owned Subsidiaries of the Borrower; provided, however, that such transactions are made upon fair and equitable terms;

         (ii) transactions under incentive compensation plans, stock option plans and other employee benefit plans, and loans and advances from the Borrower or any of its Subsidiaries to its officers, in each case that have been approved by the board of directors, or a committee thereof, of the Borrower or any of its Subsidiaries; and

         (iii) the payment by the Borrower of reasonable and customary fees to members of its board of directors.

     7.6 RESTRICTED PAYMENTS. The Borrower will not, and will not permit or cause any of its Subsidiaries to, directly or indirectly, declare or make any dividend payment, or make any other distribution of cash, property or assets, in respect of any of its Capital Stock or any warrants, rights or options to acquire its Capital Stock or set aside funds for any of the foregoing, in the event that immediately before the payment thereof, or after giving effect to the payment thereof, a Default or Event of Default has occurred and is continuing.

     7.7 LINES OF BUSINESS. The Borrower will not, and will not permit or cause any of its Subsidiaries to, engage to any substantial degree in any business other than the reinsurance business (including the life reinsurance business) and other businesses engaged in by the Borrower and its Subsidiaries on the date hereof or a business reasonably related thereto.

     7.8 FISCAL YEAR. The Borrower will not, and will not permit or cause any of its Subsidiaries to, change the ending date of its fiscal year to a date other than December 31 unless (i) the Borrower shall have given the Administrative Agent written notice of its intention to change such ending date at least sixty
(60) days prior to the effective date thereof and (ii) prior to such effective date this Agreement shall have been amended to make any changes in the financial covenants and other terms and conditions to the extent necessary, in the reasonable determination of the Lender, to reflect the new fiscal year ending date.

     7.9 RATINGS. The Borrowers will not permit or cause the rating of Everest Re by A.M. Best Company to be lower than "A-" at any time.

     7.10 ACCOUNTING CHANGES. The Borrower will not, and will not permit or cause any of its Subsidiaries to, make or permit any material change in its accounting policies or reporting practices, except as may be required or permitted by GAAP or SAP, as applicable.

     7.11 LIMITATION ON CERTAIN RESTRICTIONS. The Borrower will not, and will not permit or cause any of its Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any restriction or encumbrance on the ability of any Subsidiary of the Borrower to make any dividend payments or other distributions in respect of its Capital Stock, to repay Indebtedness owed to the Borrower or any other Subsidiary, to make loans or advances to

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
the Borrower or any other Subsidiary, or to transfer any of its assets or properties to the Borrower or any other Subsidiary, in each case other than such restrictions or encumbrances existing under or by reason of the Credit Documents or applicable Requirements of Law.

     7.12 INVESTMENTS. The Borrower will not, and the Borrower will not permit or cause any of its Subsidiaries to, directly or indirectly, purchase, own, invest in or otherwise acquire any Capital Stock, evidence of indebtedness or other obligation or security or any interest whatsoever in any other Person, or make or permit to exist any loans, advances or extensions of credit to, or any investment in cash or by delivery of property in, any other Person, or purchase or otherwise acquire (whether in one or a series of related transactions) any portion of the assets, business or properties of another Person (including pursuant to an acquisition), or create or acquire any Subsidiary, or become a partner or joint venturer in any partnership or joint venture (collectively, "Investments"), or make a commitment or otherwise agree to do any of the foregoing, other than Investments by the Borrower and its Subsidiaries to the extent permitted under applicable Requirements of Law and in compliance at all times with (i) the Insurance Code, if applicable, (ii) all applicable insurance laws and regulations of any other relevant jurisdictions relating to investments by an Insurance Subsidiary, and (iii) the limitations set forth in the investment policy.


                                  ARTICLE VIII

                                EVENTS OF DEFAULT

     8.1 EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute an "Event of Default":


     (a) The Borrower shall fail to pay any principal of or interest on any Loan, any fee or any other Obligation, under this Agreement when due, however with respect to interest on any Loan and any fees the Borrower shall have a grace period of three (3) Business Days;

     (b) The Borrower (or after the Restructuring Date, the Guarantor with respect to ARTICLE VI) shall fail or fail to cause its Subsidiaries to observe, perform or comply with any condition, covenant or agreement contained in any of SECTIONS 2.13, 5.3(G)(I) or 5.4(I), ARTICLE VI, SECTIONS 7.1 through 7.4, inclusive, and SECTIONS 7.6, 7.7, 7.9, 7.10, 7.11 or 7.12;

     (c) The Borrower, or any of the Borrower's Subsidiaries or the Guarantor shall fail to observe, perform or comply with any condition, covenant or agreement contained in this Agreement or any of the other Credit Documents other than those enumerated in subsections (a) and (b) above, and such failure (i) is deemed by the terms of the relevant Credit Document to constitute an Event of Default or (ii) shall continue unremedied for any grace period specifically applicable thereto or, if no such grace period is applicable, for a period of thirty (30) days after the earlier of (y) the date on which a Responsible Officer of either the Borrower or the Guarantor acquires knowledge thereof and
(z) the date on which written notice thereof is delivered by the Administrative Agent or any Lender to the Borrower;

     (d)  Any   representation   or   warranty   made    or   deemed   made   by
or   on    behalf    of   the    Borrower   or   any  of  its  Subsidiaries   or
the    Guarantor    in    this   Agreement,    any    of    the   other   Credit

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
Documents or in any certificate, instrument, report or other document furnished in connection herewith or therewith or in connection with the transactions contemplated hereby or thereby shall prove to have been false or misleading in any material respect as of the time made, deemed made or furnished;

     (e) The Borrower, or any of the Borrower's Material Subsidiaries or, after the Restructuring Date, the Guarantor shall (i) fail to pay when due (whether by scheduled maturity, acceleration or otherwise and after giving effect to any applicable grace period) any principal of or interest on any material Indebtedness (other than the Indebtedness incurred pursuant to this Agreement) having an aggregate principal amount of at least $5,000,000 (or its equivalent in any other currency); or (ii) fail to observe, perform or comply with any condition, covenant or agreement contained in any agreement or instrument evidencing or relating to any such material Indebtedness, or any other event shall occur or condition exist in respect thereof, and the effect of such failure, event or condition is to cause, or permit the holder or holders of such material Indebtedness (or a trustee or agent on its or their behalf) to cause (with the giving of notice, lapse of time, or both), such material Indebtedness to become due, or to be prepaid, redeemed, purchased or defeased, prior to its stated maturity;

     (f) The Borrower, or any of the Borrower's Material Insurance Subsidiaries or, after the Restructuring Date, the Guarantor shall (i) file a voluntary petition or commence a voluntary case seeking liquidation, winding-up, reorganization, dissolution, arrangement, readjustment of debts or any other relief under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to controvert in a timely and appropriate manner, any petition or case of the type described in subsection (g) below, (iii) apply for or consent to the appointment of or taking possession by a custodian, trustee, receiver or similar official for or of itself or all or a substantial part of its properties or assets, (iv) fail generally, or admit in writing its inability, to pay its debts generally as they become due, (v) make a general assignment for the benefit of creditors or (vi) take any corporate action to authorize or approve any of the foregoing;

     (g) Any involuntary petition or case shall be filed or commenced against the Borrower, or any of the Borrower's Material Insurance Subsidiaries or, after the Restructuring Date, the Guarantor seeking liquidation, winding-up, reorganization, dissolution, arrangement, readjustment of debts, the appointment of a custodian, trustee, receiver or similar official for it or all or a substantial part of its properties or any other relief under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, and such petition or case shall continue undismissed and unstayed for a period of sixty (60) days; or an order, judgment or decree approving or ordering any of the foregoing shall be entered in any such proceeding;

     (h) Any one or more money judgments, writs or warrants of attachment, executions or similar processes involving an aggregate amount (exclusive of amounts fully bonded or covered by insurance as to which the surety or insurer, as the case may be, has acknowledged its liability in writing) in excess of $5,000,000 (or its equivalent in any other currency) shall be entered or filed against the Borrower or any of its Subsidiaries or any of their respective properties, and (i) the same is not dismissed, stayed or discharged  within  sixty  (60) days  or  is  not  otherwise being appropriately
contested   in   good  faith  and  in  a  manner   reasonably  satisfactory   to

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all of the  Lenders,  or (ii) the same is not  dismissed,  stayed or  discharged within five (5) days prior to any proposed sale of assets of the Borrower or any such Subsidiary pursuant thereto, or (iii) any action shall be legally taken by a judgment creditor to levy upon assets of the Borrower or any such Subsidiary to enforce the same;

     (i) Any ERISA Event shall occur or exist with respect to any Plan or Multiemployer Plan and, as a result thereof, together with all other ERISA Events then existing, there shall exist a reasonable likelihood of liability to any one or more Plans or Multiemployer Plans or to the PBGC (or to any combination thereof) in excess of $5,000,000 with respect to the Borrower or any ERISA Affiliate;

     (j) Any Insurance Regulatory Authority or other Governmental Authority having jurisdiction shall issue any order of conservation, supervision, rehabilitation or liquidation or any other order of similar effect in respect of any Material Insurance Subsidiary;

     (k) Any one or more licenses, permits, accreditations or authorizations of the Borrower or any of its Subsidiaries shall be suspended, limited or terminated or shall not be renewed, or any other action shall be taken, by any Governmental Authority in response to any alleged failure by the Borrower or any of its Subsidiaries to be in compliance with applicable Requirements of Law, and such action, individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect; or

     (l) Any of the following shall occur: (i) any Person or group of Persons acting in concert as a partnership or other group shall, as a result of a tender or exchange offer, open market purchases, privately negotiated purchases or otherwise, have become, after the date hereof, the "beneficial owner" (within the meaning of such term under Rule 13d-3 under the Exchange Act) of securities of the Borrower or, after the Restructuring Date, the Guarantor representing 20% or more of the combined voting power of the then outstanding securities of the Borrower or, after the Restructuring Date, Guarantor ordinarily (and apart from rights accruing under special circumstances) having the right to vote in the election of directors, other than the Guarantor becoming the direct owner of not less than 100% of the issued and outstanding stock of the Borrower pursuant to the Restructuring and in satisfaction of the conditions thereto; (ii) prior to the Restructuring Date, the Board of Directors of the Borrower shall cease to consist of a majority of the individuals who constituted the Board of Directors as of the date hereof or who shall have become a member thereof subsequent to the date hereof after having been nominated, or otherwise approved in writing, other than pursuant to an agreement involving the merger or sale of such Person or its securities, by at least a majority of individuals who constituted the Board of Directors of the Borrower as of the Closing Date (or their replacements approved as herein required); (iii) on or after the Restructuring Date, the Board of Directors of the Guarantor shall cease to consist of a majority of the individuals who constituted the Board of Directors of the Borrower or the Guarantor as of the date hereof or who shall have become a member thereof subsequent to the date hereof after having been nominated, or otherwise approved in writing, other than pursuant to an agreement involving the merger or sale of such Person or its securities, by at least a majority of individuals who constituted the Board of Directors of the Borrower or the Guarantor as of the Closing Date (or their replacements approved as herein required); (iv) the Borrower shall cease to own directly 100% of the issued and outstanding capital stock of Everest Re; or (v) on or after the Restructuring Date, the

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Guarantor shall cease to own directly 100% of the issued and outstanding capital stock of the Borrower.

     8.2 REMEDIES; TERMINATION OF COMMITMENTS, ACCELERATION, ETC. Upon and at any time after the occurrence and during the continuance of any Event of Default, the Administrative Agent shall at the direction, or may with the consent, of the Required Lenders, take any or all of the following actions at the same or different times:

     (a) Declare the Commitments to be terminated, whereupon the same shall terminate (provided that, upon the occurrence of an Event of Default pursuant to SECTION 8.1(F), SECTION 8.1(G) or SECTION 8.1(J), the Commitments shall automatically be terminated);

     (b) Declare all or any part of the outstanding principal amount of the Loans to be immediately due and payable, whereupon the principal amount so declared to be immediately due and payable, together with all interest accrued thereon and all other amounts payable under this Agreement, the Notes and the other Credit Documents, shall become immediately due and payable without presentment, demand, protest, notice of intent to accelerate or other notice or legal process of any kind, all of which are hereby knowingly and expressly waived by the Borrower (provided that, upon the occurrence of an Event of Default pursuant to SECTION 8.1(F), SECTION 8.1(g) or SECTION 8.1(J), all of the outstanding principal amount of the Loans and all other amounts described in this subsection (b) shall automatically become immediately due and payable without presentment, demand, protest, notice of intent to accelerate or other notice or legal process of any kind, all of which are hereby knowingly and expressly waived by the Borrower); and

     (c) Exercise all rights and remedies available to it under this Agreement, the other Credit Documents and applicable law.

     8.3 REMEDIES; SET-OFF. In addition to all other rights and remedies available under the Credit Documents or applicable law or otherwise, upon and at any time after the occurrence and during the continuance of any Event of Default, each Lender may, and each is hereby authorized by the Borrower, at any such time and from time to time, to the fullest extent permitted by applicable law, without presentment, demand, protest or other notice of any kind, all of which are hereby knowingly and expressly waived by the Borrower, to set off and to apply any and all deposits (general or special, time or demand, provisional or final) and any other property at any time held (including at any branches or agencies, wherever located), and any other indebtedness at any time owing, by such Lender to or for the credit or the account of the Borrower against any or all of the Obligations to such Lender now or hereafter existing, whether or not such Obligations may be contingent or unmatured, the Borrower hereby granting to each Lender a continuing security interest in and Lien upon all such deposits and other property as security for such Obligations. Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such set-off and application; PROVIDED, HOWEVER, that the failure to give such notice shall not affect the validity of such set-off and application.

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                                   ARTICLE IX

                            THE ADMINISTRATIVE AGENT

     9.1 APPOINTMENT. Subject to SECTION 9.9, each Lender hereby irrevocably appoints and authorizes First Union to act as Administrative Agent hereunder and under the other Credit Documents and to take such actions as agent on its behalf hereunder and under the other Credit Documents, and to exercise such powers and to perform such duties, as are specifically delegated to the Administrative Agent by the terms hereof or thereof, together with such other powers and duties as are reasonably incidental thereto.

     9.2 NATURE OF DUTIES.. The Administrative Agent shall have no duties or responsibilities other than those expressly set forth in this Agreement and the other Credit Documents. The Administrative Agent shall not have, by reason of this Agreement or any other Credit Document, a fiduciary relationship in respect of any Lender; and nothing in this Agreement or any other Credit Document, express or implied, is intended to or shall be so construed as to impose upon the Administrative Agent any obligations or liabilities in respect of this Agreement or any other Credit Document except as expressly set forth herein or therein. The Administrative Agent may execute any of its duties under this Agreement or any other Credit Document by or through agents or attorneys-in-fact and shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact that it selects with reasonable care. The Administrative Agent shall be entitled to consult with legal counsel, independent public accountants and other experts selected by it with respect to all matters pertaining to this Agreement and the other Credit Documents and its duties hereunder and thereunder and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts. The Lenders hereby acknowledge that the Administrative Agent shall not be under any duty to take any discretionary action permitted to be taken by it pursuant to the provisions of this Agreement or any other Credit Document unless it shall be requested in writing to do so by the Required Lenders (or, where a higher percentage of the Lenders is expressly required hereunder, such Lenders).

     9.3 EXCULPATORY PROVISIONS. Neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be
(i) liable to any Lender for any action taken or omitted to be taken by it or such Person under or in connection with the Credit Documents, except for its or such Person's own gross negligence or willful misconduct, (ii) responsible in any manner to any Lender for any recitals, statements, information, representations or warranties herein or in any other Credit Document or in any document, instrument, certificate, report or other writing delivered in connection herewith or therewith, for the execution, effectiveness, genuineness, validity, enforceability or sufficiency of this Agreement or any other Credit Document, or for the financial condition of the Borrower, its Subsidiaries or any other Person, or (iii) required to ascertain or make any inquiry concerning the performance or observance of any of the terms, provisions or conditions of this Agreement or any other Credit Document or the existence or possible existence of any Default or Event of Default, or to inspect the properties, books or records of the Borrower or any of its Subsidiaries.

     9.4 RELIANCE BY ADMINISTRATIVE AGENT. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any notice, statement, consent or other

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communication  (including,   without  limitation,   any  thereof  by  telephone,
telecopy, telex, telegram or cable) believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person or Persons. The Administrative Agent may deem and treat each Lender as the owner of its interest hereunder for all purposes hereof unless and until a written notice of the assignment, negotiation or transfer thereof shall have been given to the Administrative Agent in accordance with the provisions of this Agreement. The Administrative Agent shall be entitled to refrain from taking or omitting to take any action in connection with this Agreement or any other Credit Document
(i) if such action or omission would, in the reasonable opinion of the Administrative Agent, violate any applicable law or any provision of this Agreement or any other Credit Document or (ii) unless and until it shall have received such advice or concurrence of the Required Lenders (or, where a higher percentage of the Lenders is expressly required hereunder, such Lenders) as it deems appropriate or it shall first have been indemnified to its satisfaction by the Lenders against any and all liability and expense (other than liability and expense arising from its own gross negligence or willful misconduct) that may be incurred by it by reason of taking, continuing to take or omitting to take any such action. Without limiting the foregoing, no Lender shall have any right of
action  whatsoever  against  the  Administrative   Agent  as  a  result  of  the
Administrative Agent's acting or refraining from acting hereunder or under any other Credit Document in accordance with the instructions of the Required Lenders (or, where a higher percentage of the Lenders is expressly required hereunder, such Lenders), and such instructions and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders (including all subsequent Lenders).

     9.5 NON-RELIANCE ON ADMINISTRATIVE AGENT AND OTHER LENDERS. Each Lender expressly acknowledges that neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representation or warranty to it and that no act by the Administrative Agent or any such Person hereinafter taken, including any review of the affairs of the Borrower and its Subsidiaries, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender. Each Lender represents to the Administrative Agent that (i) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, properties, financial and other condition and creditworthiness of the Borrower and its Subsidiaries and made its own decision to enter into this Agreement and extend credit to the Borrower hereunder, and (ii) it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action hereunder and under the other Credit Documents and to make such investigation as it deems necessary to inform itself as to the business, prospects, operations, properties, financial and other condition and creditworthiness of the Borrower and its Subsidiaries. Except as expressly provided in this Agreement and the other Credit Documents, the Administrative Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information concerning the business, prospects, operations, properties, financial or other condition or creditworthiness of the Borrower, its Subsidiaries or any other Person that may at any time come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

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     9.6 NOTICE OF DEFAULT. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default unless the Administrative Agent shall have received written notice from the Borrower or a Lender referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default." In the event that the Administrative Agent receives such a notice, the Administrative Agent will give notice thereof to the Lenders as soon as reasonably practicable; provided, however, that if any such notice has also been furnished to the Lenders, the Administrative Agent shall have no obligation to notify the Lenders with respect thereto. The Administrative Agent shall (subject to SECTIONS 9.4 and 10.6) take such action with respect to such Default or Event of Default as shall reasonably be directed by the Required Lenders; provided that, unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders except to the extent that this Agreement expressly requires that such action be taken, or not be taken, only with the consent or upon the authorization of the Required Lenders or all of the Lenders.

     9.7 INDEMNIFICATION. To the extent the Administrative Agent is not reimbursed by or on behalf of the Borrower, and without limiting the obligation of the Borrower to do so, the Lenders agree (i) to indemnify the Administrative Agent and its officers, directors, employees, agents, attorneys-in-fact and Affiliates, ratably in proportion to their respective percentages as used in determining the Required Lenders as of the date of determination, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, reasonable attorneys' fees and expenses) or disbursements of any kind or nature whatsoever that may at any time (including, without limitation, at any time following the repayment in full of the Loans and the termination of the Commitments) be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of this Agreement or any other Credit Document or any documents contemplated by or referred to herein or the transactions contemplated hereby or thereby or any action taken or omitted by the Administrative Agent under or in connection with any of the foregoing, and
(ii) to reimburse the Administrative Agent upon demand, ratably in proportion to their respective percentages as used in determining the Required Lenders as of the date of determination, for any expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution, delivery, administration, amendment, modification, waiver or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement or any of the other Credit Documents (including, without limitation, reasonable attorneys' fees and expenses and compensation of agents and employees paid for services rendered on behalf of the Lenders); provided, however, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent resulting from the gross negligence or willful misconduct of the party to be indemnified.

     9.8 THE ADMINISTRATIVE AGENT IN ITS INDIVIDUAL CAPACITY. With respect to its Commitment, the Loans made by it and the Note or Notes issued to it, the Administrative Agent in its individual capacity and not as Administrative Agent shall have the same rights and powers under the Credit Documents as any other Lender and may exercise the same as though it were not performing the agency duties specified herein; and the terms "Lenders," "Required Lenders,"

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"holders  of Notes" and any similar  terms  shall,  unless the  context  clearly
otherwise  indicates,   include  the  Administrative  Agent  in  its  individual
capacity. The Administrative Agent and its Affiliates may accept deposits from, lend money to, make investments in, and generally engage in any kind of banking, trust, financial advisory or other business with the Borrower, any of its Subsidiaries or any of their respective Affiliates as if the Administrative Agent were not performing the agency duties specified herein, and may accept fees and other consideration from any of them for services in connection with this Agreement and otherwise without having to account for the same to the Lenders.

     9.9 SUCCESSOR AGENT. The Administrative Agent may resign at any time by giving ten (10) days' prior written notice to the Borrower and the Lenders. Upon any such notice of resignation, the Required Lenders will, with the prior written consent of the Borrower (which consent shall not be unreasonably withheld), appoint from among the Lenders a successor to the Administrative Agent (PROVIDED that the Borrower's consent shall not be required in the event an Event of Default shall have occurred and be continuing). If no successor to the Administrative Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within such ten-day period, then the retiring Administrative Agent may, on behalf of the Lenders and after consulting with the Lenders and the Borrower, appoint a successor Administrative Agent from among the Lenders. Upon the acceptance of any appointment as Administrative Agent by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring
Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Credit Documents. After any retiring Administrative Agent's resignation as Administrative Agent, the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent. If no successor to the Administrative Agent has accepted appointment as Administrative Agent by the thirtieth (30th) day following a retiring Administrative Agent's notice of resignation, the retiring Administrative Agent's resignation shall nevertheless thereupon become effective, and the Lenders shall thereafter perform all of the duties of the Administrative Agent hereunder and under the other Credit Documents until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided for hereinabove.


                                   ARTICLE X

                                  MISCELLANEOUS

     10.1 FEES AND EXPENSES. The Borrower agrees (i) whether or not the transactions contemplated by this Agreement shall be consummated, to pay upon demand all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent (including, without limitation, the reasonable and documented fees and expenses of counsel to the Administrative Agent) in connection with the preparation, negotiation, interpretation, administration, execution, and delivery of this Agreement and the other Credit Documents, and any amendment, modification or waiver hereof or thereof or consent with respect hereto or thereto, (ii) to pay upon demand all reasonable and documented out-of pocket costs and expenses of the Administrative Agent and each Lender (including, without limitation, the reasonable and

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documented  fees and expenses of counsel) in connection with (y) any refinancing or restructuring of the credit arrangement provided under this Agreement, whether in the nature of a "work-out," in any insolvency or bankruptcy proceeding or otherwise and whether or not consummated, and (z) the enforcement, attempted enforcement or preservation of any rights or remedies under this Agreement or any of the other Credit Documents, whether in any action, suit or proceeding (including any bankruptcy or insolvency proceeding) or otherwise, and
(iii) to pay and hold harmless the Administrative Agent and each Lender from and against all liability for any intangibles, documentary, stamp or other similar taxes, fees and excises, if any, including any interest and penalties, and any finder's or brokerage fees, commissions and expenses (other than any fees, commissions or expenses of finders or brokers engaged by the Administrative Agent or any Lender), that may be payable in connection with the transactions contemplated by this Agreement and the other Credit Documents.

     10.2 INDEMNIFICATION. The Borrower agrees, whether or not the transactions contemplated by this Agreement shall be consummated, to indemnify and hold harmless the Administrative Agent and each Lender and each of its respective directors, officers, employees, agents and Affiliates (each, an "Indemnified Person") from and against any and all claims, losses, damages, obligations, liabilities, penalties, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) of any kind or nature whatsoever, whether direct, indirect or consequential (collectively, "Indemnified Costs"), that may at any time be imposed on, incurred by or asserted against any such Indemnified Person as a result of, arising from or in any way relating to the preparation, execution, performance or enforcement of this Agreement or any of the other Credit Documents, any of the transactions contemplated herein or therein or any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Loans, or any action, suit or proceeding (including any inquiry or investigation) by any Person, whether threatened or initiated, related to any of the foregoing, and in any case whether or not such Indemnified Person is a party to any such action, proceeding or suit or a subject of any such inquiry or investigation; provided, however, that no Indemnified Person shall have the right to be indemnified hereunder for any Indemnified Costs to the extent resulting from the gross negligence or willful misconduct of such Indemnified Person. All of the foregoing Indemnified Costs of any Indemnified Person shall be paid or reimbursed by the Borrower, as and when incurred and upon demand.

     10.3 GOVERNING LAW; CONSENT TO JURISDICTION. THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS (EXCLUDING NEW YORK GENERAL OBLIGATIONS LAW SS.5-1401). THE PARTIES HERETO HEREBY DECLARE THAT IT IS THEIR INTENTION THAT THIS AGREEMENT SHALL BE REGARDED AS MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND THAT THE LAWS OF SAID STATE SHALL BE APPLIED IN INTERPRETING ITS PROVISIONS IN ALL CASES WHERE LEGAL INTERPRETATION SHALL BE REQUIRED. EACH OF THE PARTIES HERETO AGREES (A)
THAT THIS AGREEMENT I NVOLVES AT LEAST $250,000; AND (B) THAT THIS AGREEMENT HAS BEEN ENTERED INTO BY THE PARTIES HERETO IN EXPRESS RELIANCE UPON NEW YORK GENERAL OBLIGATIONS LAW SS. 5-1401. NOTWITHSTANDING THE FOREGOING CHOICE OF LAW, THE BORROWER HEREBY CONSENTS TO

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THE  NONEXCLUSIVE  JURISDICTION  OF  ANY  STATE COURT WITHIN MECKLENBURG COUNTY,
NORTH CAROLINA OR NEW YORK COUNTY, NEW YORK OR ANY FEDERAL COURT LOCATED WITHIN THE WESTERN DISTRICT OF THE STATE OF NORTH CAROLINA OR THE SOUTHERN DISTRICT OF THE STATE OF NEW YORK FOR ANY PROCEEDING INSTITUTED HEREUNDER OR UNDER ANY OF THE OTHER CREDIT DOCUMENTS, OR ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER CREDIT DOCUMENTS, OR ANY PROCEEDING TO WHICH THE ADMINISTRATIVE AGENT OR ANY LENDER OR THE BORROWER IS A PARTY. INCLUDING ANY ACTIONS BASED UPON, ARISING OUT OF, OR IN CONNECTION WITH ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT OR ANY LENDER OR THE BORROWER. THE BORROWER IRREVOCABLY AGREES TO BE BOUND (SUBJECT TO ANY AVAILABLE RIGHT OF APPEAL) BY ANY JUDGMENT RENDERED OR RELIEF GRANTED THEREBY AND FURTHER WAIVES ANY OBJECTION THAT IT MAY HAVE BASED ON LACK OF JURISDICTION OR IMPROPER VENUE OR FORUM NON CONVENIENS TO THE CONDUCT OF ANY SUCH PROCEEDING. THE BORROWER CONSENTS THAT ALL SERVICE OF PROCESS BE MADE BY REGISTERED OR CERTIFIED MAIL DIRECTED TO IT AT ITS ADDRESS SET FORTH HEREINBELOW, AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE UNITED STATES MAILS, PROPER POSTAGE PREPAID AND PROPERLY ADDRESSED. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY LENDER TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER IN THE COURTS OF ANY OTHER JURISDICTION.

     10.4 WAIVER OF TRIAL BY JURY. EACH PARTY HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT OR ANY OF THE OTHER CREDIT DOCUMENTS TO WHICH IT IS A PARTY, OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

     10.5 NOTICES. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, facsimile transmission or cable communication) and mailed, telegraphed, telexed, telecopied, cabled or delivered to the party to be notified at the following addresses:

     (a)  if    to    the     Borrower,    Everest     Reinsurance     Holdings,
Inc., Westgate Corporate Center, 477 Martinville Road, P.O. Box 830, Liberty Corner, NJ 07938-0830, Attention:

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
Stephen  L.  Limauro,   Telecopy  No.:  (908)  604-3412,  Telephone   No.: (908)
604-3150 (with a copy to Janet J. Burak, Telecopy No.: (908) 604-3450, Telephone
No.: (908) 604-3170);

     (b) if to the Administrative Agent, to it at One First Union Center, TW-10, 301 South College Street, Charlotte NC 28288-0608, Attention: Syndication Agency Services, Telecopy No.: (704) 383-0288; and

     (c) if to any Lender, to it at the address set forth on its signature page hereto (or if to any Lender not a party hereto as of the date hereof, at the address set forth in its Assignment and Acceptance);

or in each case, to such other address as any party may designate for itself by like notice to all other parties hereto. All such notices and communications shall be deemed to have been given (i) if mailed as provided above by any method other than overnight delivery service, on the third Business Day after deposit in the mails, (ii) if mailed by overnight delivery service, telegraphed, telexed, telecopied or cabled, when delivered for overnight delivery, delivered to the telegraph company, confirmed by telex answerback, transmitted by telecopier  or  delivered  to the  cable  company,  respectively,  or  (iii)  if delivered by hand, upon delivery; provided that notices and communications to the Administrative Agent shall not be effective until received by the Administrative Agent.

     10.6 AMENDMENTS WAIVERS, ETC. No amendment, modification, waiver or discharge or termination of, or consent to any departure by the Borrower from, any provision of this Agreement or any other Credit Document, shall be effective unless in a writing signed by the Required Lenders (or by the Administrative Agent at the direction or with the consent of the Required Lenders), and then the same shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such amendment, modification, waiver, discharge, termination or consent shall:

     (a) unless agreed to by each Lender directly affected thereby, (i) reduce or forgive the principal amount of any Loan, reduce the rate of or forgive any interest thereon, or reduce or forgive any fees or other Obligations (other than fees payable to the Administrative Agent for its own account), or (ii) extend the Maturity Date as set forth in SECTION 2.18 or otherwise or any other date fixed for the payment of any principal of or interest on any Loan (other than interest payable under SECTION 2.7(B)), any fees (other than fees payable to the Administrative Agent for its own account) or any other Obligations;

     (b) unless agreed to by all of the Lenders, (i) increase or extend any Commitment of any Lender (it being understood that a waiver of any Event of Default, if agreed to by the requisite Lenders hereunder, shall not constitute such an increase), (ii) change the percentage of the aggregate Commitments or of the aggregate unpaid principal amount of the Loans, or the number or percentage of Lenders, that shall be required for the Lenders or any of them to take or approve, or direct the Administrative Agent to take, any action hereunder (including as set forth in the definition of "Required Lenders"), or (iii) change any provision of SECTION 2.14 or this Section;

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     and PROVIDED  FURTHER  that the Fee Letter may be amended or modified,  and any rights thereunder waived, in a writing signed by the parties thereto.

     10.7 ASSIGNMENTS, PARTICIPATIONS.

     (a) Each Lender may assign to one or more other Eligible Assignees (each, an "Assignee") all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment, the outstanding Loans made by it, the Note or Notes held by it); provided, however, that (i) any such assignment (other than an assignment to a Lender or an Affiliate of a Lender) shall not be made without the prior written consent of the Administrative Agent and the Borrower (to be evidenced by their counterexecution of the relevant Assignment and Acceptance), which consent shall not be unreasonably withheld (provided that the Borrower's consent shall not be required in the event an Event of Default shall have occurred and be continuing), (ii) each such assignment shall be of a uniform, and not varying, percentage of all of the assigning Lender's rights and obligations under this Agreement, (iii) unless otherwise waived by the Borrower and the Administrative Agent, except in the case of an assignment to a Lender or an Affiliate of a Lender, no such assignment shall be in an aggregate principal amount (determined as of the date of the Assignment and Acceptance with respect to such assignment) less than $10,000,000, determined by combining the amount of the assigning Lender's outstanding Loans and Unutilized Commitment being assigned pursuant to such assignment (or, if less, the entire Commitment and Loans of the assigning Lender); provided, however, the limitation on assignment in this clause (iii) shall be no less than the aggregate principal amount of $5,000,000 (determined as of the date of the Assignment and Acceptance with respect to such assignment) if an Event of Default shall have occurred and be continuing; and (iv) the parties to each such assignment will execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with any Note or Notes subject to such assignment, and will pay a nonrefundable processing fee of $3,000 to the Administrative Agent for its own account. Upon such execution, delivery, acceptance and recording of the Assignment and Acceptance, from and after the effective date specified therein, which effective date shall be at least five Business Days after the execution thereof (unless the Administrative Agent shall otherwise agree), (A) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, shall have (in addition to any rights and obligations theretofore held by it) the rights and obligations of the assigning Lender hereunder with respect thereto and (B) the assigning Lender shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights (other than rights under the provisions of this Agreement and the other Credit Documents relating to indemnification or payment of fees, costs and expenses, to the extent such rights relate to the time prior to the effective date of such Assignment and Acceptance) and be released from its obligations under this Agreement (and, in the case
of  an   Assignment  and  Acceptance  covering  all  or  the  remaining  portion
of  such  assigning  Lender's  rights  and  obligations  under this   Agreement,
such  Lender  shall  cease  to  be  a  party hereto). The covenants,  agreements and obligations of each Lender set forth in each Assignment and Acceptance shall be deemed made to and for the benefit of the Administrative Agent and the other parties hereto as if set forth at length herein. Unless otherwise waived by the Borrower, each Assignee which was not previously a Lender hereunder and which is not a "United State person" as defined in Section 7701(a)(30) of the Internal Revenue Code shall,

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within  three  Business  Days  of  becoming  a  party hereto,  deliver the forms required by SECTION 2.16(D).

     (b) The Administrative Agent will maintain at its address for notices referred to herein a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitments of, and principal amount of the Loans owing to, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent demonstrable error, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and each Lender at any reasonable time and from time to time upon reasonable prior notice.

     (c) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an Assignee and, if required, counterexecuted by the Borrower, together with the Note or Notes subject to such assignment and the processing fee referred to in subsection (a) above, the Administrative Agent will (i) accept such Assignment and Acceptance, (ii) on the effective date thereof, record the information contained therein in the Register and (iii) give notice thereof to the Borrower and the Lenders. Within five (5) Business Days after its receipt of such notice, the Borrower, at its own expense, will execute and deliver to the Administrative Agent, in exchange for the surrendered Note or Notes, a new Note or Notes to the order of the Assignee (and, if the assigning Lender has retained any portion of its rights and obligations hereunder, to the order of the assigning Lender), prepared in accordance with the provisions of
SECTION 2.4 as necessary to reflect, after giving effect to the assignment, the Commitments of the Assignee and (to the extent of any retained interests) the assigning Lender, dated the date of the replaced Note or Notes and otherwise in substantially the form of EXHIBIT A. The Administrative Agent will return canceled Notes to the Borrower.

     (d) Each Lender may, without the consent of the Borrower, the Administrative Agent or any other Lender, sell to one or more other Persons (each, a "Participant") participations in any portion comprising less than all of its rights and obligations under this Agreement (including, without limitation, a portion of its Commitment, the outstanding Loans made by it, and the Note or Notes held by it); provided, however, that (i) such Lender's obligations under this Agreement shall remain unchanged and such Lender shall remain solely responsible for the performance of such obligations, (ii) the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement, and no Lender shall permit any Participant to have any voting rights or any right to control the vote of such Lender with respect to any amendment, modification, waiver, consent or other action hereunder or under any other Credit Document (except as to actions that would (x) reduce or forgive the principal amount of any Loan, reduce the rate of or forgive any interest thereon, or reduce or forgive any fees or other Obligations, (y) extend the Maturity Date or any other date fixed for the payment of any principal of or interest on any Loan, any fees or any other Obligations, or (z) increase or extend any Commitment of any Lender), and (iiiii) no Participant shall have any rights under this Agreement or any of the other Credit Documents, each Participant's rights against  the  granting  Lender  in  respect  of any  participation  to be  those set forth in the participation agreement, and all amounts payable by the Borrower hereunder shall be determined as if such Lender had not granted such participation. Notwithstanding the foregoing, each Participant shall have the rights of a Lender for purposes of SECTIONS 2.15(A), 2.15(B), 2.16, 2.17 and 8.3, and shall be entitled to the benefits thereto, to the extent that the Lender granting such participation would be entitled to such benefits if the participation had not been made, provided that no Participant shall be entitled to receive any greater amount pursuant to any of such Sections than the Lender granting such participation would have been entitled to receive in respect of the amount of the participation made by such Lender to such Participant had such participation not been made.

     (e) Nothing in this Agreement shall be construed to prohibit any Lender from pledging or assigning all or any portion of its rights and interest hereunder or under any Note to any Federal Reserve Bank as security for borrowings therefrom; provided, however, that no such pledge or assignment shall release a Lender from any of its obligations hereunder.

     (f) Any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section, disclose to the Assignee or Participant or proposed Assignee or Participant any information relating to the Borrower and its Subsidiaries furnished to it by or on behalf of any other party hereto, provided that such Assignee or Participant or proposed Assignee or Participant agrees in writing to keep such information confidential to the same extent required of the Lenders under SECTION 10.13.

     10.8 NO WAIVER. The rights and remedies of the Administrative Agent and each Lender expressly set forth in this Agreement and the other Credit Documents are cumulative and in addition to, and not exclusive of, all other rights and remedies available at law, in equity or otherwise. No failure or delay on the part of the Administrative Agent or any Lender in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege or be construed to be a waiver of any Default or Event of Default. No course of dealing between the Borrower, the Guarantor, Administrative Agent or Lenders or their agents or employees shall be effective to amend, modify or discharge any provision of this Agreement or any other Credit Document or to constitute a waiver of any Default or Event of Default. No notice to or demand upon the Borrower or any Guarantor in any case shall entitle the Borrower or any Guarantor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the right of the Administrative Agent or any Lender to exercise any right or remedy or take any other or further action in any circumstances without notice or demand.

     10.9 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon, inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, and all references herein to any party shall be deemed to include its successors and assigns; provided, however, that (i) the Borrower shall not sell, assign or transfer any of its rights, interests, duties or obligations under this Agreement or any other Credit Document without the prior written consent of all of the Lenders and (ii) any Assignees and Participants shall have such rights and obligations with respect to this Agreement and the other Credit Documents as are provided for under and pursuant to the provisions of SECTION 10.7.

     10.10 SURVIVAL. All representations, warranties and agreements made by or on behalf of the Borrower or any of its Subsidiaries in this Agreement and in the other Credit Documents shall survive the execution and delivery hereof or thereof and the making and repayment of the Loans. In addition, notwithstanding anything herein or under applicable law to the contrary, the provisions of this Agreement and the other Credit Documents relating to indemnification or payment of fees, costs and expenses, including, without limitation, the provisions of SECTIONS 2.15(A), 2.15(B), 2.16, 2.17, 9.7, 10.1 and 10.2, shall survive the payment in full of the Loans, the termination of the Commitments and any termination of this Agreement or any of the other Credit Documents.

     10.11 SEVERABILITY. To the extent any provision of this Agreement is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Agreement in any jurisdiction.

     10.12 CONSTRUCTION. The headings of the various articles, sections and subsections of this Agreement have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof. Except as otherwise expressly provided herein and in the other Credit Documents, in the event of any inconsistency or conflict between any provision of this Agreement and any provision of any of the other Credit Documents, the provision of this Agreement shall control.

     10.13 CONFIDENTIALITY. Each Lender agrees to keep confidential, pursuant to its customary procedures for handling confidential information of a similar nature and in accordance with safe and sound banking practices, all nonpublic information provided to it by or on behalf of the Borrower or any of its Subsidiaries in connection with this Agreement or any other Credit Document; provided, however, that any Lender may disclose such information (i) to its affiliates, directors, employees and agents and to its auditors, counsel and other professional advisors (provided such persons are informed of the confidential nature of such nonpublic information and are instructed by the Lender to keep such nonpublic information confidential to the same extent required hereunder), (ii) at the demand or request of any bank regulatory authority, court or other Governmental Authority having or asserting jurisdiction over the Lender, as may be required pursuant to subpoena or other legal process, or otherwise in order to comply with any applicable Requirement of Law, (iii) in connection with any proceeding to enforce its rights hereunder or under any other Credit Document or any other litigation or proceeding related hereto or to which it is a party, (iv) to the Administrative Agent or any other Lender, (v) to the extent the same has become publicly available other than as a result of a breach of this Agreement and (vi) pursuant to and in accordance with the provisions of SECTION 10.7(F).

     10.14 COUNTERPARTS; EFFECTIVENESS. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. This Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto and receipt by the Administrative Agent and the Borrower of written or telephonic notification of such execution and authorization of delivery thereof.

     10.15 DISCLOSURE OF INFORMATION. The Borrower agrees and consents to the Administrative Agent's disclosure of information relating to this transaction to Gold Sheets and other similar bank trade publications. Such information will consist of deal terms and other information customarily found in such publications; provided that as to any disclosure of information not made publicly available by the Borrower, the Borrower shall have the right to consent to such disclosure.

     10.16 ENTIRE AGREEMENT. THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS AND INSTRUMENTS EXECUTED AND DELIVERED IN CONNECTION HEREWITH (A) EMBODY THE ENTIRE AGREEMENT AND UNDERSTANDING BETWEEN THE PARTIES HERETO AND THERETO RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF, (B) SUPERSEDE ANY AND ALL PRIOR AGREEMENTS AND UNDERSTANDINGS OF SUCH PERSONS, ORAL OR WRITTEN, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF, INCLUDING, WITHOUT LIMITATION, THE COMMITMENT LETTER FROM FIRST UNION TO THE BORROWER DATED NOVEMBER 22, 1999, AND (C) MAY NOT BE AMENDED, SUPPLEMENTED, CONTRADICTED OR OTHERWISE MODIFIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first above written.


                       EVEREST REINSURANCE HOLDINGS, INC.


                       By:      ____________________________________
                       Name:    Stephen L. Limauro
                                Title:   Senior Vice President, Chief
                                Financial Officer and Comptroller

































                             (signatures continued)

                       FIRST UNION NATIONAL BANK, as Administrative Agent and as a Lender


                       By:      ________________________________
Commitment:            Name:    Thomas L. Stitchberry
$40,000,000            Title:   Senior Vice President


                       Instructions for wire transfers to the
                        Administrative Agent:

                       First Union National Bank
                       ABA Routing No.
                       Charlotte, North Carolina
                       Account Number:
                       Account Name:
                       Attention:

                       Address for notices as a Lender:

                       First Union National Bank
                       1339 Chestnut Street, 3rd Floor
                       Philadelphia, Pennsylvania 19107
                       Attention: Joseph DiFrancesco
                       Telephone: (215) 973-2944
                       Telecopy: (215) 786-4114

                       Lending Office:

                       First Union National Bank
                       One First Union Center, 5th Floor
                       301 South College Street
                       Charlotte, North Carolina  28288-0735
                       Attention:  Syndication Agency Services
                       Telephone: (704) 374-2698
                       Telecopy: (704) 383-0288




                             (signatures continued)

                       BANK ONE, NA, as a Lender


                       By:      ________________________________
Commitment:            Name:    Timothy J. Stambaugh
$30,000,000            Title:   Senior Vice President


                       Address for notices:

                       Bank One, NA
                       153 West 51st Street
                       New York, New York 10019
                       Attention:  Timothy J. Stambaugh
                       Telephone:  (212) 373-1124
                       Telecopy:  (212) 373-1439

                       with a copy to:

                       Bank One, NA
                       1 Bank One Plaza
                       Chicago, Illinois 60670
                       Attention:  Stephen Maenhout
                       Telephone:  (312) 732-8956
                       Telecopy:  (312) 732-4033

                       Lending Office:

                       Bank One, NA
                       1 Bank One Plaza
                       Chicago, Illinois 60670
                       Attention: Stephen Maenhout
                       Telephone: (212) 373-1124
                       Telecopy: (212) 373-1439





                             (signatures continued)

                       DEUTSCHE BANK AG, NEW YORK AND/OR
                       CAYMAN ISLAND BRANCHES, as a Lender

                       By:      ________________________________
Commitment:            Name:    Gary Overton
$30,000,000            Title:   Director


                       By:      ________________________________
                       Name:    John S. McGill
                       Title:   Director


                       Address for notices:

                       Deutsche Bank AG
                       New York Branch
                       31 West 52nd Street
                       New York, New York 10019
                       Attention:  Gary Overton
                       Telephone:  (212) 469-8671
                       Telecopy:  (212) 469-8366

                       Domestic and Money Market Lending Office:

                       Deutsche Bank AG
                       New York Branch
                       31 West 52nd Street
                       New York, New York 10019
                       Attention:  CFS, Cheryl Mandelbaum
                       Telephone:  (212) 469-4092
                       Telecopy:  (212) 469-4139

                       Eurodollar Office:

                       Deutsche Bank AG
                       Cayman Island Branch
                       31 West 52nd Street
                       New York, New York 10019
                       Attention:  CFS, Cheryl Mandelbaum
                       Telephone:  (212) 469-4092
                       Telecopy:  (212) 469-4139

                             (signatures continued)

                       ROYAL BANK OF CANADA, as a Lender


                       By:      ________________________________
Commitment:            Name:    Yvonne J. Bernard
$30,000,000            Title:   Manager


                       Address for notices:

                       Royal Bank of Canada
                       New York Branch
                       One Liberty Plaza, 4th Floor
                       New York, New York 10006-1404
                       Attention:  Linda Joannou
                       Telephone:      (212) 428-6212
                       Telecopy:       (212) 428-2372

                       with a copy to:

                       Royal Bank of Canada
                       One Liberty Plaza, 4th Floor
                       New York, New York 10006-1404
                       Attention:  Yvonne Bernard
                       Telephone:      (212) 428-6278
                       Telecopy:       (212) 428-6201

                       Lending Office:

                       Royal Bank of Canada
                       New York Branch
                       One Liberty Plaza
                       New York, New York 10006-1404




                             (signatures continued)

                       THE CHASE MANHATTAN BANK, as a Lender


                       By:      ________________________________
Commitment:            Name:    Donald Rands
$20,000,000            Title:   Vice President


                       Address for notices:

                       The Chase Manhattan Bank
                       Financial Institutions Group
                       270 Park Avenue, 20th Floor
                       New York, New York 10017
                       Attention: Donald Rands
                       Telephone: (212) 270-5528
                       Telecopy: (212) 270-1001

                       with a copy to:

                       The Chase Manhattan Bank
                       Chase Manhattan Loan Services Group
                       1 Chase Manhattan Plaza, 8th Floor
                       New York, New York 10081
                       Attention:  Maxeen Pinnock
                       Telephone:      (212) 552-7923
                       Telecopy:       (212) 552-7490

                       Lending Office:

                       The Chase Manhattan Bank
                       Chase Manhattan Loan Services Group
                       1 Chase Manhattan Plaza, 8th Floor
                       New York, New York 10081
                       Attention:  Maxeen Pinnock
                       Telephone:      (212) 552-7923
                       Telecopy:       (212) 552-7490

EXHIBIT A


                            Borrower's Taxpayer Identification No. _____________

                                  FORM OF NOTE


$___________                                                  December ___, 1999
                                                       Charlotte, North Carolina


         FOR VALUE RECEIVED, EVEREST REINSURANCE HOLDINGS, INC., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of

         ______________________________  (the "Lender"), at the offices of First
Union National Bank (the "Administrative Agent") located at One First Union Center, 301 South College Street, Charlotte, North Carolina (or at such other place or places as the Administrative Agent may designate), at the times and in the manner provided in the Credit Agreement, dated as of December ___, 1999 (as amended, modified or supplemented from time to time, the "Credit Agreement"), among the Borrower, the Lenders from time to time parties thereto, and First Union National Bank, as Administrative Agent, the principal sum of

         __________________________   DOLLARS  ($___________),  or  such  lesser
amount as may constitute the unpaid principal amount of the Loans made by the Lender, under the terms and conditions of this promissory note (this "Note") and the Credit Agreement. The defined terms in the Credit Agreement are used herein with the same meaning. The Borrower also unconditionally promises to pay interest on the aggregate unpaid principal amount of this Note at the rates applicable thereto from time to time and on the dates as provided in the Credit Agreement.

         This Note is one of the Notes referred to in the Credit Agreement and is issued to evidence the Loans made by the Lender pursuant to the Credit Agreement. All of the terms, conditions and covenants of the Credit Agreement are expressly made a part of this Note by reference in the same manner and with the same effect as if set forth herein at length, and any holder of this Note is entitled to the benefits of and remedies provided in the Credit Agreement and the other Credit Documents. Reference is made to the Credit Agreement for provisions relating to the interest rate, maturity, payment, prepayment and acceleration of this Note.

         In the event of an acceleration of the maturity of this Note, this Note shall become immediately due and payable, without presentation, demand, protest or notice of any kind, all of which are hereby waived by the Borrower.

         In the event this Note is not paid when due at any stated or accelerated maturity, the Borrower agrees to pay, in addition to the principal and interest, all costs of collection, including reasonable attorneys' fees.

         This Note shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflict of laws (excluding New York General Obligations Law ss.5-1401). The Borrower hereby submits to the nonexclusive jurisdiction and venue of the federal and state court located in Mecklenburg County, North Carolina or New York County, New York, although the Lender shall not be limited to bringing an action in such courts.

         IN WITNESS WHEREOF, the Borrower has caused this Note to be executed under seal by its duly authorized corporate officer as of the day and year first above written.


                                  EVEREST REINSURANCE HOLDINGS, INC.


                                  By:      ________________________________
                                  Title:   ________________________________

EXHIBIT B-1


                                     FORM OF
                               NOTICE OF BORROWING

                                     [Date]




First Union National Bank, as Administrative Agent
One First Union Center, DC-4
301 South College Street
Charlotte, North Carolina  28288-0680
Attention:  Syndication Agency Services


Ladies and Gentlemen:

         The undersigned, EVEREST REINSURANCE HOLDINGS, INC. (the "Borrower"), refers to the Credit Agreement, dated as of December 21, 1999, among the Borrower, certain banks and other financial institutions from time to time parties thereto (the "Lenders"), and you, as Administrative Agent for the Lenders (as amended, modified or supplemented from time to time, the "Credit Agreement," the terms defined therein being used herein as therein defined), and, pursuant to SECTION 2.2(B) of the Credit Agreement, hereby gives you, as Administrative Agent, irrevocable notice that the Borrower requests a Borrowing of Loans under the Credit Agreement, and to that end sets forth below the information relating to such Borrowing (the "Proposed Borrowing") as required by
SECTION 2.2(B) of the Credit Agreement:

               (i) The aggregate principal amount of the Proposed Borrowing is $_______________.1

               (ii) The Loans comprising the Proposed Borrowing shall be initially made as [Base Rate Loans] [LIBOR Loans].2

               [(iii) The initial Interest Period for the LIBOR Loans comprising the Proposed Borrowing shall be [one/two/three/six months].]3

------------------------

     1. Amount of Proposed Borrowing must comply with Section 2.2(b) of the Credit Agreement.

     2.  Select the applicable Type of Loans.

     3. Include this clause in the case of a Proposed Borrowing comprised of LIBOR Loans, and select the applicable Interest Period.

               (iii) The Proposed Borrowing is requested to be made on ________ (the "Borrowing Date").4

         The Borrower hereby certifies that the following statements are true on and as of the date hereof and will be true on and as of the Borrowing Date:

               A. Each of the representations and warranties contained in the Credit Agreement [(except for the representations and warranties contained in Sections 4.18 and 4.19 of the Credit Agreement)]5 and in the other Credit Documents is and will be true and correct in all material respects on and as of each such date (except for representations and warranties which relate to a specific earlier date, which were true and correct in all material respects as of such earlier date), with the same effect as if made on and as of each such date, both immediately before and after giving effect to the Proposed Borrowing and to the application of the proceeds therefrom;

               B. No Default or Event of Default has occurred and is continuing or would result from the Proposed Borrowing or from the application of the proceeds therefrom; and

               C. After giving effect to the Proposed Borrowing, the aggregate principal amount of Loans outstanding will not exceed the aggregate Commitments.


                                   Very truly yours,

                                   EVEREST REINSURANCE HOLDINGS, INC.


                                   By:      _________________________________
                                   Title:   _________________________________




------------------------
     4. Shall be at least three Business Days after the date hereof (in the case of LIBOR Loans) or no later than 10:00 a.m. on the same Business Day as the date hereof (in case of Base Rate Loans).

     5. Borrower is required to make the representations and warranties contained in SECTION 4.18 and 4.19 only upon the initial Borrowing.

                                   EXHIBIT B-2


                                     FORM OF
                        NOTICE OF CONVERSION/CONTINUATION

                                     [Date]


First Union National Bank, as Administrative Agent
One First Union Center, DC-4
301 South College Street
Charlotte, North Carolina  28288-0680
Attention:  Syndication Agency Services

Ladies and Gentlemen:

         The undersigned, EVEREST REINSURANCE HOLDINGS, INC. (the "Borrower"), refers to the Credit Agreement, dated as of December 21, 1999, among the Borrower, certain banks and other financial institutions from time to time parties thereto (the "Lenders"), and you, as Administrative Agent for the Lenders (as amended, modified or supplemented from time to time, the "Credit Agreement," the terms defined therein being used herein as therein defined), and, pursuant to SECTION 2.10(B) of the Credit Agreement, hereby gives you, as Administrative Agent, irrevocable notice that the Borrower requests a [conversion] [continuation]1 of Loans under the Credit Agreement, and to that end sets forth below the information relating to such [conversion] [continuation] (the "Proposed [Conversion] [Continuation]") as required by
SECTION 2.10(B) of the Credit Agreement:

               (i) The Proposed [Conversion] [Continuation] is requested to be made on _______________.2

               (ii) The Proposed [Conversion] [Continuation] involves $_______ 3 in aggregate principal amount of Loans made pursuant to a Borrowing on _________,4 which Loans are presently maintained as [Base Rate] [LIBOR] Loans and are proposed hereby to be [converted into Base Rate Loans] [converted into LIBOR Loans] [continued as LIBOR Loans].5

------------------------
     1.  Insert  "conversion"  or  "continuation"  throughout  the  notice,   as
         applicable.

     2. Shall be a Business Day at least three Business Days after the date hereof, and additionally, in the case of any conversion of LIBOR Loans into Base Rate Loans, or continuation of LIBOR Loans, shall be the last day of the Interest Period applicable to such LIBOR Loans.

     3. Amount of Proposed Conversion or Continuation must comply with Section 2.10(b) of the Credit Agreement.

     4. Insert the applicable Borrowing Date for the Loans being converted or continued.

     5.  Complete with the applicable bracketed language.

               [(iii) The initial Interest Period for the Loans being [converted into] [continued as] LIBOR Loans pursuant to the Proposed [Conversion] [Continuation] shall be [one/two/three/six months].]6

         The Borrower hereby certifies that the following statement is true both on and as of the date hereof and on and as of the effective date of the Proposed [Conversion] [Continuation]: no Event of Default has or will have occurred and is continuing or would result from the Proposed [Conversion] [Continuation].

                                   Very truly yours,

                                   EVEREST REINSURANCE HOLDINGS, INC.


                                   By:      _________________________________
                                   Title:   _________________________________











------------------------

     6. Include this clause in the case of a Proposed Conversion or Continuation involving a conversion of Base Rate Loans into, or continuation of, LIBOR Loans, and select the applicable Interest Period.

EXHIBIT C-1


                                     FORM OF
                           GAAP COMPLIANCE CERTIFICATE


         THIS CERTIFICATE is given pursuant to SECTION 5.3(A) of the Credit Agreement, dated as of December 21, 1999 (as amended, modified or supplemented from time to time, the "Credit Agreement," the terms defined therein being used herein as therein defined), among EVEREST REINSURANCE HOLDINGS, INC. (the "Borrower"), certain banks and other financial institutions from time to time parties thereto (the "Lenders"), and First Union National Bank, as Administrative Agent for the Lenders. Capitalized terms used herein without definition shall have the meanings given to them in the Credit Agreement.

         The undersigned hereby certifies that:

         1. He is the [CHIEF FINANCIAL OFFICER][TREASURER][COMPTROLLER] of the [BORROWER][GUARANTOR].

         2.  Enclosed  with  this   Certificate  are  copies  of  the  financial
statements of the [Borrower and its Subsidiaries][Guarantor and its Subsidiaries] as of _____________, and for the [________-month period] [year] then ended, required to be delivered under [Section [5.1(a)][5.1(b)] of the Credit Agreement][Section 5(a)(vii) of the Parent Guaranty]. Such financial statements have been prepared in accordance with GAAP [(subject to the absence of notes required by GAAP and subject to normal year-end adjustments)]1 and fairly present in all material respects the financial condition of the [Borrower and its Subsidiaries][Guarantor and its Subsidiaries] on a consolidated basis as of the date indicated and the results of operation of the [Borrower and its Subsidiaries][Guarantor and its Subsidiaries] on a consolidated basis for the period covered thereby.

         3. The undersigned has reviewed the terms of the Credit Agreement and has made, or caused to be made under the supervision of the undersigned, a review in reasonable detail of the transactions and condition of the [Borrower and its Subsidiaries][Guarantor and its Subsidiaries] during the accounting period covered by such financial statements.

         4. The examination described in paragraph 3 above did not disclose, and the undersigned has no knowledge of the existence of, any Default or Event of Default during or at the end of the accounting period covered by such financial statements or as of the date of this Certificate [, except as set forth below.

------------------------

     1.  Insert in the case of quarterly financial statements.

Describe here or in a separate attachment any exceptions to paragraph 4 above by listing, in reasonable detail, the nature of the Default or Event of Default, the period during which it existed and the action that the Borrower has taken or proposes to take with respect thereto].

         5. Attached to this Certificate as Attachment A is a covenant compliance worksheet reflecting the computation of the financial covenants subject in whole or in part to GAAP set forth in ARTICLE VI of the Credit Agreement as of the last day of the period covered by the financial statements enclosed herewith.

         IN WITNESS WHEREOF, the undersigned has executed and delivered this Certificate as of the _______ day of __________, ____.


                                 [EVEREST REINSURANCE HOLDINGS, INC.]
                                 [EVEREST REINSURANCE GROUP, LTD.]


                                  By:      ____________________________________
                                  Name:    ____________________________________
                                  Title:   ____________________________________

                                  ATTACHMENT A

                       GAAP COVENANT COMPLIANCE WORKSHEET

    A. CONSOLIDATED INDEBTEDNESS TO TOTAL CAPITALIZATION (SECTION 6.1 OF THE
                                CREDIT AGREEMENT)

(1)  Consolidated Indebtedness as of the date of
     determination1                                                  $________
(2)  Total Capitalization of the Borrower as of
     such date
     (a)   Consolidated Indebtedness (without
           giving effect to the proviso to the
           definition thereof) of such date         $________
           (from Line 1 above)
     (b)   Consolidated   Net   Worth  as  of
           such date (exclusive of Disqualified
           Capital  Stock  and  without  regard
           to FAS  115)                             $________
     (c)   Aggregate redemption value of Trust
           Preferred Securities as of such date     $________
     (d)   Sum of Line 2(a), Line 2(b) and
           Line 2(c)                                $________
(3)  Trust Preferred Securities exclusion:
           Multiply Line 2(d) by 15%                $________
(4)  Adjustment for Trust Preferred Securities:
           Subtract line (3) from Line 2(c)
           (if not a positive number, enter 0)                       $________
(5)  Consolidated Indebtedness plus Trust
     Preferred Securities adjustment:
           Add Line 1 and Line 4                                     $________
(6)  Consolidated Indebtedness (as adjusted)
     to Total Capitalization as of the date
     of determination:
           Divide Line 5 by Line 2(d)                                 ________

------------------------
     1. Excluding reimbursement obligations in respect of letters of credit issued for the benefit of any Insurance Subsidiary or the Borrower or the Guarantor after the effectiveness of the Restructuring in the ordinary course of its business to support the payment of obligations arising under insurance and reinsurance contracts and weather and similar swap agreements, but only in each case to the extent such letters of credit (i) are not drawn upon and (ii) are collateralized by cash or Cash Equivalents

(7)  Maximum Consolidated Indebtedness to Total
     Capitalization Ratio as of the date of determination           0.35 : 1.0

        B. INTEREST COVERAGE RATIO (SECTION 6.3 OF THE CREDIT AGREEMENT)

(1) Available  income as of the date of  determination
    (a) Available  Dividend Amount for Everest
        Re for the period of four consecutive
        fiscal quarters then ending (the
        "Measurement Period")
     (b) Net Tax Sharing Payments for the
         Measurement  Period.  The term
         "Taxes" refers to  payments made
         in respect of tax sharing or tax
         allocation agreements between the
         Borrower and Borrower's Subsidiaries.
           (i) Taxes paid by Subsidiaries to
               Borrower                            $_______
          (ii) Taxes to be paid by Subsidiaries
               to Borrower                         $_______
         (iii) Tax payments made by Borrower       $_______
          (iv) Taxes to be paid by Borrower        $_______
           (v) Subtotal of Lines 1(b)(i) plus
               1(b)(ii) minus the sum of Lines
               1(b)(iii) and 1(b)(iv)                        $_______
     (c) Combined Net Cash Flow1 for the
         Measurement Period                                  $_______
     (d) Other Net Cash Flow to the Borrower2
         during the Measurement Period Identify:             $_______

         ------------------------------------
         ------------------------------------

     (e) Holding Company Expenses accrued during
         the Measurement Period                              $(______)
     (f) Total (sum of Lines 1(a)-1(d) minus Line
         1(e)))                                                        $______

------------------------
1. Attach worksheet showing calculation per definition for each non-Insurance Subsidiary. For purposes of this calculation, use the Guarantor's non-Insurance Subsidiaries on or after the Restructuring Date. Non-Insurance Subsidiaries shall not include any Subsidiary of an Insurance Subsidiary for purposes of this calculation.

2. Calculate other Net Cash Flow to the Guarantor and the Borrower on or after the Restructuring Date.

(2) Interest and Dividend Expenses
    (a) Consolidated Interest Expense during
        the period of four consecutive fiscal
        quarters immediately  following the
        Measurement Period (the "Pro Forma
        Period")3                                  $_______
    (b) Dividends to be paid on Trust
        Preferred Securities during the
        Pro Forma Period4                          $_______
    (c) Total (sum of Lines 2(a) and 2(b))                            _________
(3) Interest Coverage Ratio:
        Divide Line 1(f) by Line 2(c)                                 _________
(4) Minimum Interest Coverage Ratio as of
    the date of determination                                         2.5 : 1.0


------------------------
3. For purposes of this calculation, read as if "Guarantor" were substituted for "Borrower" for any period on or after the Restructuring Date.
4.  Based upon the most recent quarterly dividend rate.

                                   EXHIBIT C-2

                                     FORM OF
                           SAP COMPLIANCE CERTIFICATE


         THIS CERTIFICATE is given pursuant to SECTION 5.3(A) of the Credit Agreement, dated as of December 21, 1999 (as amended, modified or supplemented from time to time, the "Credit Agreement," the terms defined therein being used herein as therein defined), among EVEREST REINSURANCE HOLDINGS, INC. (the "Borrower"), certain banks and other financial institutions from time to time parties thereto (the "Lenders") and First Union National Bank, as Administrative Agent for the Lenders. Capitalized terms used herein without definition shall have the meanings given to them in the Credit Agreement.

         The undersigned hereby certifies that:

         1. He is the [Chief Financial Officer][Treasurer][Comptroller] of the Borrower.

         2. Enclosed with this Certificate are copies of the statutory financial statements of each Insurance Subsidiary of the Borrower as of ______________, and for the [_________________-month period] [year] then ended, required to be delivered under SECTION [5.2(A)] [5.2(B)] [5.2(C)] of the Credit Agreement. Such statutory financial statements have been prepared in accordance with SAP and fairly present in all material respects the financial condition of each such Insurance Subsidiary as of the date indicated and the results of operations, changes in capital and surplus and cash flow of each Insurance Subsidiary for the period covered thereby.

         3. The undersigned has reviewed the terms of the Credit Agreement and has made, or caused to be made under the supervision of the undersigned, a review in reasonable detail of the transactions and condition of the Borrower and its Subsidiaries during the accounting period covered by such financial statements.

         4. The examination described in paragraph 3 above did not disclose, and the undersigned has no knowledge of the existence of, any Default or Event of Default during or at the end of the accounting period covered by such financial statements or as of the date of this Certificate [, except as set forth below.

         Describe here or in a separate attachment any exceptions to paragraph 4 above by listing, in reasonable detail, the nature of the Default or Event of Default, the period during which it existed and the action that the Borrower has taken or proposes to take with respect thereto].

         5. Attached to this Certificate as Attachment A is a Covenant Compliance Worksheet reflecting the computation of the financial covenants subject solely to SAP set forth in SECTION 6.2 (Minimum Statutory Surplus) of the Credit Agreement as of the last day of the period covered by the financial statements enclosed herewith.

         IN WITNESS WHEREOF, the undersigned has executed and delivered this Certificate as of the ______ day of ____________, ____.


                                 EVEREST REINSURANCE HOLDINGS, INC.


                                 By:      ____________________________________
                                 Name:    ____________________________________
                                 Title:   ____________________________________

                                  ATTACHMENT A

                        SAP COVENANT COMPLIANCE WORKSHEET

      A. MINIMUM STATUTORY SURPLUS (SECTION 6.2 OF THE CREDIT AGREEMENT)1


(1)  Combined Statutory Surplus as of the
     date of determination                                        $___________

(2)  Minimum Statutory Surplus
     (a) $850,000,000                         $850,000,000
                                              ------------
     (b) Adjusted aggregate Net Income
         of Everest Re
          (i) Positive Net Income of
              Everest Re occurring
              after December 31, 1999         $___________
         (ii) Adjustment:
                 Multiply Line 2(b)(i)
                 by 25%                       $___________
     (c) Adjusted aggregate capital
         contributions made to Everest
         Re since December 31,1999
          (i) Aggregate capital
              contributions made to
              Everest Re since December
              31,1999                         $___________

         (ii) Adjustment:
                 Multiply Line 2(c)(i)
                 by 25%                       $___________
     (d) Sum of Line 2(a), Line 2(b)(ii)
         and Line 2(c)(ii)                                        $____________



------------------------
1.  Measured as of the last day of the fiscal year.

EXHIBIT D


                                     FORM OF
                            ASSIGNMENT AND ACCEPTANCE


         THIS ASSIGNMENT AND ACCEPTANCE (this "Assignment and Acceptance") is made this _____ day of ____________, ____, by and between _________________________ (the "Assignor") and ________________________ (the
"Assignee"). Reference is made to the Credit Agreement, dated as of December 21, 1999 (as amended, modified or supplemented from time to time, the "Credit Agreement"), among EVEREST REINSURANCE HOLDINGS, INC. (the "Borrower"), certain banks and other financial institutions from time to time parties thereto (the "Lenders"), and First Union National Bank, as Administrative Agent for the Lenders (the "Administrative Agent"). Unless otherwise defined herein, capitalized terms used herein without definition shall have the meanings given to them in the Credit Agreement.

         The Assignor and the Assignee hereby agree as follows:

         1. ASSIGNMENT AND ASSUMPTION. Subject to the terms and conditions hereof, the Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, without recourse to the Assignor and, except as expressly provided herein, without representation or warranty by the Assignor, the interest as of the Effective Date (as hereinafter defined) in and to all of the Assignor's rights and obligations under the Credit Agreement and the other Credit Documents (in its capacity as a Lender thereunder) represented by the percentage interest specified under the heading "Assigned Share" in Item 4 of Annex I (such assigned interest, the "Assigned Share"), including, without limitation, the Assigned Share of all rights and obligations of the Assignor with respect to its Commitment, Note and Loans.

         2. THE ASSIGNOR. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder, that such interest is free and clear of any adverse claim, and that as of the date hereof the amount of its Commitment and outstanding Loans is as set forth in Item 4 of Annex I, (ii) except as set forth in clause (i) above, makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement, any other Credit Document or any other instrument or document furnished pursuant thereto or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Credit Document or any other instrument or document furnished pursuant thereto, and
(iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any of its Subsidiaries or the Guarantor or the performance or observance by the Borrower or any of its Subsidiaries or the Guarantor of any of their respective obligations under the Credit Agreement, any other Credit Document or any other instrument or document furnished pursuant thereto.

         3. THE ASSIGNEE. The Assignee (i) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance, (ii) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements most recently required to have been delivered under SECTIONS 5.1 and 5.2 of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance, (iii) agrees that it will, independently and without reliance upon the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, (iv) confirms that it is an Eligible Assignee, (v) appoints and authorizes the Administrative Agent to take such actions as Administrative Agent on its behalf under the Credit
Agreement and the other Credit Documents, and to exercise such powers and to perform such duties, as are specifically delegated to the Administrative Agent by the terms thereof, together with such other powers and duties as are reasonably incidental thereto, and (vi) agrees that it will perform in accordance with their respective terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender. [To the extent legally entitled to do so, the Assignee will deliver to the
Administrative Agent, as and when required to be delivered under the Credit Agreement, duly completed and executed originals of the applicable tax withholding forms described in SECTION 2.16(D) of the Credit Agreement].1

         4. EFFECTIVE DATE. Following the execution of this Assignment and Acceptance by the Assignor and the Assignee, an executed original hereof, together with all attachments hereto, shall be delivered to each of the Administrative Agent and the Borrower (and also to the Administrative Agent, the processing fee referred to in SECTION 10.7(A) of the Credit Agreement). The effective date of this Assignment and Acceptance (the "Effective Date") shall be the earlier of (i) the date of acceptance hereof by the Administrative Agent and the Borrower or (ii) the date, if any, designated as the Effective Date in Item 5 of Annex I (which date shall be not less than five (5) Business Days after the date of execution hereof by the Assignor and the Assignee unless the Administrative Agent otherwise agrees). As of the Effective Date, (y) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, shall have (in addition to any such rights and obligations theretofore held by it) the rights and obligations of a Lender thereunder and under the other Credit Documents, and (z) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights (other than rights under the provisions of the Credit Agreement and the other Credit Documents relating to indemnification or payment of fees, costs and expenses, to the extent such rights relate to the time prior to the Effective
Date) and be released from its obligations under the Credit Agreement and the other Credit Documents.

         5. PAYMENTS; SETTLEMENT. On or prior to the Effective Date, in consideration of the sale and assignment provided for herein and as a
condition  to  the  effectiveness  of  this  Assignment  and   Acceptance,   the
Assignee   will   pay   to   the   Assignor   an   amount   (to   be   confirmed

------------------------
1. Insert if the Assignee is organized under the laws of a jurisdiction outside the United States.

between the Assignor and the Assignee) that represents the Assigned Share of the principal amount of the Loans made by the Assignor and outstanding on the Effective Date (together, if and to the extent the Assignor and the Assignee so elect, with the Assigned Share of any related accrued but unpaid interest, fees and other amounts). From and after the Effective Date, the Administrative Agent will make all payments required to be made by it under the Credit Agreement in respect of the interest assigned hereunder (including, without limitation, all payments of principal, interest and fees in respect of the Assigned Share of the Assignor's Commitment and Loans assigned hereunder) directly to the Assignee. The Assignor and the Assignee shall be responsible for making between themselves all appropriate adjustments in payments due under the Credit Agreement in respect of the period prior to the Effective Date. All payments required to be made hereunder or in connection herewith shall be made in Dollars by wire transfer of immediately available funds to the appropriate party at its address for payments designated in Annex I.

         6. GOVERNING LAW. This Assignment and Acceptance shall be governed by, and construed in accordance with, the internal laws of the State of New York, without regard to principles of conflict of laws (excluding New York General Obligations Law ss.5-1401).

         7. ENTIRE AGREEMENT. This Assignment and Acceptance, together with the Credit Agreement and the other Credit Documents, embody the entire agreement and understanding between the parties hereto and supersede all prior agreements and understandings of the parties, verbal or written, relating to the subject matter hereof.

         8. SUCCESSORS AND ASSIGNS. This Assignment and Acceptance shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns.

         9. COUNTERPARTS. This Assignment and Acceptance may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which, when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have caused this Assignment and Acceptance to be executed by their duly authorized officers as of the date first above written.


                                ASSIGNOR:

                                --------------------------------


                                 By:      ____________________________________
                                 Name:    ____________________________________
                                 Title:   ____________________________________


                                 ASSIGNEE:

                                 --------------------------------

                                 By:      ____________________________________
                                 Name:    ____________________________________
                                 Title:   ____________________________________



Accepted this _______ day of
_____________, ____:

FIRST UNION NATIONAL BANK, as Administrative Agent


By:      ____________________________________
Name:    ____________________________________
Title:   ____________________________________

[Consented and agreed to:

EVEREST REINSURANCE HOLDINGS, INC.


By:      ____________________________________
Name:    ____________________________________
Title:   ____________________________________]2





------------------------

                                     ANNEX I


1.       Borrower:         Everest Reinsurance Holdings, Inc.

2.       Name and Date of Credit Agreement:

         Credit Agreement, dated as of December ___, 1999, among Everest Reinsurance Holdings, Inc., certain Lenders from time to time parties thereto, and First Union National Bank, as Administrative Agent.

3.       Date of Assignment and Acceptance:  ________________, ___.

4.       Amounts:

                                                                    Aggregate
                                                    Amount of     for Assignor
                        Aggregate     Assigned       Assigned        (after
                       for Assignor    Share3         Share        assignment)
                       ------------   --------      ---------     ------------

(a)    Commitment       $__________     _____%      $________     $___________

(b)    Loans4           $__________     _____%      $________     $___________


5.       Effective Date:  ___________________, ___.5

6.       Addresses for Payments:

         Assignor:                  _________________________________
                                    _________________________________
                                    _________________________________
                                    Attention:  _____________________
                                    Telephone:  _____________________
                                    Telecopy:   _____________________
                                    Reference:  _____________________


------------------------
3.  Percentage taken to up to ten decimal places, if necessary.

4.  Insert amounts outstanding as of the date of the Assignment and Acceptance.

5. Shall be a date not less than five (5) Business Days after the date of the Assignment and Acceptance unless the Administrative Agent otherwise agrees.

         Assignee:                  _________________________________
                                    _________________________________
                                    _________________________________
                                    Attention:  _____________________
                                    Telephone:  _____________________
                                    Telecopy:   _____________________
                                    Reference:  _____________________

7.       Addresses for Notices of Assignee:

                                    _________________________________
                                    _________________________________
                                    _________________________________
                                    Attention:  _____________________
                                    Telephone:  _____________________
                                    Telecopy:   _____________________



8.       Lending Office of Assignee:
         _________________________________
         _________________________________
         _________________________________
         Attention:   ____________________
         Telephone:   ____________________
         Telecopy:    ____________________

EXHIBIT E-1

December 21, 1999


First Union National Bank, as Administrative Agent and the Lenders party to the Credit Agreement referred to below

     Re:      Everest Reinsurance Holdings, Inc.
              ----------------------------------

Ladies and Gentlemen:

     We have acted as special New York counsel to Everest Reinsurance Holdings, Inc., a Delaware corporation (the "BORROWER"), in connection with the Credit Agreement dated as of December 21, 1999 (the "CREDIT AGREEMENT") among the Borrower, the financial institutions party thereto (the "LENDERS") and First Union National Bank, as Administrative Agent (the "ADMINISTRATIVE AGENT"). This opinion is furnished to you pursuant to Section 3.1 of the Credit Agreement.

     In connection with delivering this opinion to you, we have examined originals or copies, certified or otherwise identified to our satisfaction as being true copies, of (i) the Credit Agreement and (ii) the Notes. The items referred to in clauses (i) and (ii) above are called the "DOCUMENTS". Capitalized terms used but not otherwise expressly defined herein shall have the same meanings as set forth in the Credit Agreement.

     For purposes of this opinion, "APPLICABLE LAW" means the General Corporation Law of the State of Delaware, and those laws and regulations of the United States of America and the State of New York that, in our experience, would normally be applicable to general business corporations which are not engaged in regulated business activities and to transactions of the type contemplated by the Documents (but without our having made any special investigation as to any other law), but excluding (A) all laws of the type described in paragraph (D)(6) below and (B) any law, rule, regulation, ordinance, code or similar provision of law of any county, municipality or similar political subdivision or any agency or instrumentality thereof; PROVIDED that we express no opinion as to any law the violation of which would not have a material adverse effect on the ability of the Borrower to perform its obligations under the Documents.

     We also have examined originals, or copies certified or otherwise identified to our satisfaction as being true copies, of such agreements, corporate records, certificates of public officials and other documents as we have deemed necessary as a basis for the opinions hereinafter expressed. As to questions of fact material to such opinions, we have, when such facts were not independently established by us, relied upon certificates of the Borrower or its officers or of public officials. Whenever this opinion refers to matters within our "knowledge" or "known to us", such reference is limited to (1) facts within our actual knowledge after an inquiry of the attorneys of this firm who have represented the Borrower in connection with the Documents and (2) facts represented to us in certificates of officers of the Borrower. Except as expressly set forth herein, we have not undertaken any independent investigation to determine the existence or absence of such facts and no inference as to our knowledge concerning such facts should be drawn from the fact that such representation has been undertaken by us.

     In our examination of the documents referred to above, we have assumed the authenticity of all such documents submitted to us as originals, the conformity to the originals of all such documents submitted to us as copies, the genuineness of all signatures, and the legal capacity and power of, and due authorization, execution and delivery of the Documents by, all parties other than the Borrower. Further, we have assumed that the Documents constitute the legal, valid and binding obligation of all parties thereto other than the Borrower. We have also assumed the truth of all representations and warranties of the Borrower in the Credit Agreement.

     In expressing the opinions set forth below, we have assumed that (a) the Borrower is a corporation validly existing under the laws of the State of Delaware, (b) the Borrower has the corporate power and authority to execute, deliver and perform its obligations under the Documents, (c) the execution and delivery by the Borrower of the Documents, and the performance by the Borrower of its obligations thereunder, have been duly authorized by all necessary corporate action in the part of the Borrower and (d) the Borrower has duly executed and delivered the Documents.

     On the basis of, and in reliance upon, the foregoing, and subject to the qualifications contained herein, we are of the opinion that:

          1. The execution and delivery by the Borrower of, and the performance by the Borrower of its obligations under, the Documents do not violate any Applicable Law.

          2. The Documents constitute the legal, valid and binding obligations of the Borrower, enforceable against it in accordance with their terms.

          3. No consent, approval, authorization or other action by, notice to, or registration or filing with, any New York or Delaware Governmental Authority under Applicable Law is required as a condition to or otherwise in connection with the execution and delivery by the Borrower of the Documents or the borrowings by the Borrower in accordance therewith.

          4. Assuming that the Borrower will comply with the provisions of the Credit Agreement relating to the use of proceeds, the execution and delivery of the Documents by the Borrower and the making of the Loans will not violate Regulation T, U or X.

     The opinions set forth above are subject to the following qualifications and limitations:

          (A) Our opinions are subject to the effect of any applicable bankruptcy, insolvency, fraudulent conveyance, equitable subordination, reorganization, readjustment of debt, moratorium or similar laws affecting creditors' rights generally.
          (B) Our opinions are subject to the effect of general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether considered in a proceeding in equity or at law) and by limitations on the availability of specific performance, injunctive relief or other equitable remedies.

          (C) We express no opinion as to the enforceability, under certain circumstances, of provisions imposing penalties or forfeitures, late payment charges or an increase in interest rate upon delinquency in payment or the occurrence of a default.

          (D) We express no opinion as to:

              (1) the existence of any Person's ownership rights in or title to any property;

              (2) the validity, perfection, enforceability or priority of any Lien on any property;

              (3) any agreement by the Borrower to submit to the jurisdiction of a particular court, waive jury trial or appoint an agent for acceptance of service of process;

              (4) any provision of the Documents purporting to waive any objection to the laying of venue or any claim that an action or proceeding has been brought in an inconvenient forum;

              (5) any provision of the Documents which authorizes or permits any purchaser of a participation interest from any party to set off or apply any deposit or property or any indebtedness with respect to any participation interest;

              (6) compliance with, or any governmental or regulatory filing, approval, authorization, license, consent or notice, registration or filing required by or under, any (i) Federal or state environmental law, (ii) Federal or state antitrust law, (iii) Federal or state taxation law, (iv) Federal or state worker health or safety, zoning or permitting or land use matter, (v) Federal or state patent, trademark or copyright statute, rule or regulation, (vi) statutory or other requirement relating to the disposition of hazardous waste or environmental protection, (vii) Federal or state receivership or conservatorship law, (viii) securities registration or antifraud provisions under any Federal or state securities law, (ix) Federal or state labor or employment law, (x) Federal or state employee benefits or pension law or (xi) insurance law;

              (7)    the effect  of  the law of any jurisdiction (other than New
          York) wherein the Administrative Agent or any Lender may be located or wherein the enforcement of any Document may be sought that limits the rates of interest legally chargeable or collectible; and

              (8) any provision of the Documents (i) restricting access to legal or equitable remedies, (ii) purporting to establish evidentiary standards, (iii) purporting to appoint any Person as the attorney-in-fact of any other Person, (iv) which provides that the Documents may only be amended, modified or waived in writing or (v) stating that all rights or remedies of any party are cumulative and may be enforced in addition to any other righ or remedy and that the election of a particular remedy does not preclude recourse to one or more remedies.

         (E) We note that the enforceability of the Documents may be limited or rendered ineffective if the Administrative Agent or the Lenders fail to act in good faith and in a commercially reasonable manner in seeking to exercise their rights and remedies thereunder. Without limiting the generality of the foregoing, we note that a court might hold that a technical and nonmaterial default under the Documents does not give rise to a right of the Administrative Agent or the Lenders to exercise certain remedies including, without limitation, acceleration.

         (F) We express no opinion as to the enforceability of the indemnification provisions of the Documents insofar as said provisions contravene public policy or might require indemnification or payments to any Person with respect to any litigation determined adversely to such Person, or any loss, cost or expense arising out of the gross negligence or willful misconduct of such Person or any violation by such Person of statutory duties, general principles of equity or public policy.

         (G) No opinion is rendered herein as to the effect of any law relating to the legal or regulatory status of the Administrative Agent or any Lender.

         (H) We express no opinion as to the enforceability of any choice of law provisions to the extent such provisions are to be enforced by courts other than New York State courts or federal courts located in the State of New York sitting with jurisdiction based on diversity of citizenship.

     Members of our firm are members of the State Bar of New York. This opinion is limited to the law of the State of New York, the federal laws of the United States, and the General Corporation Law of the State of Delaware. The opinions expressed herein are limited in all respects to the law existing on the date hereof. In rendering this opinion, we do not undertake to advise you of any change in law or fact that may occur after the date hereof.

     This opinion is furnished by us to you solely for your benefit and solely with respect to the Documents upon the understanding that we are not hereby assuming any professional responsibility to any other Person. This opinion may not be relied upon by you for any other purpose and may not be relied upon by any other Person for any purpose, in each case without our prior written consent; notwithstanding the foregoing, assignees of Lenders who become Lenders under the Credit Agreement may rely on this opinion as if it had been addressed to them. The opinions expressed in this letter are limited to the matters set forth herein, and no other opinion should be inferred beyond the matters expressly stated herein.

                                               Very truly yours,


                                               MAYER, BROWN & PLATT

JFL:CSR:TNB:JPF

EXHIBIT E-2


December __, 1999


First Union National Bank, as Administrative Agent and the Lenders party to the Credit Agreement referred to below

         Re:      Everest Reinsurance Holdings, Inc.
                  ----------------------------------

Ladies and Gentlemen:

         I am General Counsel for Everest Reinsurance Holdings, Inc., a Delaware corporation (the "Borrower"), and have represented the Borrower in connection with the Credit Agreement dated as of December __, 1999 (the "Credit Agreement") among the Borrower, the financial institutions party thereto (the "Lenders") and First Union National Bank, as administrative agent for the Lenders (the "Administrative Agent"). Capitalized terms used herein and not defined have the meanings assigned in the Credit Agreement. This opinion is furnished to you pursuant to Section 3.1 of the Credit Agreement.

         In that connection I have examined the Credit Agreement and the Notes (the "Credit Documents") and the other documents furnished pursuant to Section
3.1 of the Credit Agreement, as well as such other documents as I have deemed necessary for purposes of rendering the opinions herein. In my examination of such documents, I have assumed the authenticity of all such documents submitted to me as originals, the genuiness of all signatures (other than those of the Borrower on the Credit Documents), and the conformity to the originals of such documents submitted to me as copies.

         Based upon the foregoing, it is my opinion that:

         1. Each of the Borrower and its Subsidiaries (i) is a corporation validly existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) has full corporate power and authority to execute, deliver and perform the Credit Documents to which it is a party, to own and hold its property and to engage in its business as currently conducted and (iii) is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the nature of its business or the ownership of its properties requires it to be so qualified, except for such jurisdictions in which the failure to be so qualified would not be reasonably likely to have a Material Adverse Effect.

         2. The Borrower has taken all necessary corporate action to execute, deliver and perform each of the Credit Documents and has validly executed and delivered each of the Credit Documents.

         3. The execution, delivery and performance by the Borrower of the Credit Agreement and the Notes and compliance by it with the terms thereof do not (i) violate any provision of its certificate of incorporation or by-laws or any Requirement of Law applicable to it, (ii) to my knowledge, result in a breach of or constitute (with notice, lapse of time or both) a default under any material indenture, agreement or other instrument to which it is a party, by which it or any of its properties is bound or to which it is subject or (iii) result in or require the creation or imposition of any Lien upon any of its properties or assets. No Subsidiary is subject to any restriction or encumbrance on its ability to make dividend payments or other distributions in respect of its Capital Stock, to make loans or advances to the Borrower or any other Subsidiary, or to transfer any of its assets or properties to the Borrower or any other Subsidiary, in each case other than such restrictions or encumbrances existing under or by reason of the Credit Documents and except for applicable Requirements of Law.

         4. (a) No consent, approval, authorization or other action by, notice to, or registration or filing with, any Governmental Authority or other Person is required as a condition to or otherwise in connection with the execution, delivery and performance by the Borrower of the Credit Agreement and the Notes.

         (b) Each of the Borrower and its Subsidiaries has, and is in good standing with respect to, all governmental approvals, licenses (including, without limitation, insurance licenses), permits and authorizations necessary to conduct its business as currently conducted and to own or lease and operate its properties, except for those the failure to obtain which would not, individually or in the aggregate, have a Material Adverse Effect.

         (c) Schedule 4.4 to the Credit Agreement lists with respect to each Insurance Subsidiary, as of the Closing Date, all of the jurisdictions in which such Insurance Subsidiary holds licenses (including, without limitation, licenses or certificates of authority from relevant Insurance Regulatory Authorities), permits or authorizations to transact insurance and reinsurance business (collectively, the "Licenses"), and indicates the types of insurance in which each such Insurance Subsidiary is permitted to be engaged with respect to each License therein listed. (i) No such License is the subject of a proceeding for suspension, revocation or limitation or any similar proceedings, (ii) to my knowledge, there is no sustainable basis for such a suspension, revocation or limitation, and (iii) to my knowledge, no such suspension, revocation or limitation is threatened by any relevant Insurance Regulatory Authority, that, in each instance under (i), (ii) and (iii) above, would, individually or in the aggregate, have a Material Adverse Effect. To my knowledge, no Insurance
Subsidiary transacts any insurance business, directly or indirectly, in any jurisdiction, other than those listed on said Schedule 4.4, where such business requires any license, permit or other authorization of an Insurance Regulatory Authority of such jurisdiction.

         5. Except as disclosed in the Borrower's 1998 Form 10-K and as supplemented in written disclosure to the Administrative Agent delivered prior to execution of the Credit Agreement by the
Borrower, there are no actions, investigations, suits or proceedings pending or, to my knowledge threatened, at law, in equity or in arbitration, before any court, other Governmental Authority or other Person, (i) against or affecting the Borrower, any of its Subsidiaries or any of their respective properties that, if reasonably possible (within the meaning of FASB
5) to be adversely determined, would have a Material Adverse Effect, or (ii) that questions the validity of the Credit Documents.

         6. All of the issued and outstanding shares of Capital Stock of Everest Re are directly owned and held by the Borrower.

         7. Neither the Borrower nor any of its Subsidiaries is (i) an "investment company," a company "controlled" by an "investment company," or an "investment advisors," within the meaning of the Investment Company Act of 1940, as amended, or (ii) a "holding company," a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         8. If, notwithstanding the express selection of New York law as the governing law of the Credit Documents, a New Jersey court or a federal court sitting in New Jersey were to apply New Jersey law to the Credit Documents, each Credit Document constitutes the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms.

         The   opinions   set  forth   above  are   subject  to  the   following
qualifications and limitations:

                  (A) My opinions are subject to the effect of any applicable bankruptcy, insolvency, fraudulent conveyance, equitable subordination, reorganization, readjustment of debt, moratorium or similar laws affecting creditors' rights generally.

                  (B) My opinions are subject to the effect of general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether considered in a proceeding in equity or at law) and by limitations on the availability of specific performance, injunctive relief or other equitable remedies.

                  (C) I express no opinion as to the enforceability, under certain circumstances, of provisions imposing penalties or forfeitures, late payment charges or an increase in interest rate upon delinquency in payment or the occurrence of a default.

                  (D) I express no opinion as to:

                           (1) the existence of any Person's ownership rights in
                  or title to any property (other than as expressly opined in paragraph 6);

                           (2) the   validity,   perfection,  enforceability  or
                  priority of any Lien on any property;

                           (3) any  agreement  by the  Borrower to submit to the
                  jurisdiction of a particular court, waive jury trial or appoint an agent for acceptance of service of process;

                           (4) any provision of the Credit Documents  purporting
                  to waive any objection to the laying of venue or any claim that an action or proceeding has been brought in an inconvenient forum;

                           (5) any provision of the Credit Documents which authorizes or permits any purchaser of a participation interest from any party to set off or apply any deposit or property or any indebtedness with respect to any participation interest;

                           (6) the effect of the law of any jurisdiction  (other
                  than New Jersey) wherein the Administrative Agent or any Lender may be located or wherein the enforcement of any Credit Document may be sought that limits the rates of interest legally chargeable or collectible; and

                           (7) any provision of the Credit Documents (i) restricting access to legal or equitable remedies, (ii) purporting to establish evidentiary standards, (iii) purporting to appoint any Person as the attorney-in-fact of any other Person, (iv) which provides that the Credit Documents may only be amended, modified or waived in writing or (v) stating that all rights or remedies of any party are cumulative and may be enforced in addition to any other right or remedy and that the election of a particular remedy does not preclude recourse to one or more remedies.

                  (E) I note that the enforceability of the Credit Documents may be limited or rendered ineffective if the Administrative Agent or the Lenders fail to act in good faith and in a commercially reasonable manner in seeking to exercise their rights and remedies thereunder. Without limiting the generality of the foregoing, I note that a court might hold that a technical and nonmaterial default under the Credit Documents does not give rise to a right of the Administrative Agent or the Lenders to exercise certain remedies including, without limitation, acceleration.

                  (F) I express no opinion as to the enforceability of the indemnification provisions of the Credit Documents insofar as said provisions contravene public policy or might require indemnification or payments to any Person with respect to any litigation determined adversely to such Person, or any loss, cost or expense arising out of the gross negligence or willful misconduct of such Person or any violation by such Person of statutory duties, general principles of equity or public policy.

                  (G) No opinion is rendered herein as to the effect of any law relating to the legal or regulatory status of the Administrative Agent or any Lender.


         This opinion is limited to the laws of the State of New Jersey, the federal laws of the United States and the General Corporation Law and insurance laws of the State of Delaware.

         This opinion may not be used or relied upon by or published or communicated to any Person other than the addressees hereof and permitted Assignees for any purpose whatsoever, without my prior written consent in each instance.

                                           Very truly yours,



                                           Janet J. Burak

EXHIBIT E-3


_____________ __, 2000


First Union National Bank, as Administrative Agent and the Lenders party to the Credit Agreement referred to below

         Re:      Everest Reinsurance Holdings, Inc.
                  ----------------------------------

Ladies and Gentlemen:

         We have acted as special New York counsel to Everest Re Group, Ltd., a Bermuda corporation (the "GUARANTOR"), in connection with the Parent Guaranty dated as of ___________, 2000 (the "GUARANTY") made by the Guarantor in favor of First Union National Bank, as administrative agent (the "ADMINISTRATIVE AGENT") under the Credit Agreement dated as of December __, 1999 (the "CREDIT AGREEMENT") among Everest Reinsurance Holdings, Inc., a Delaware corporation (the "BORROWER"), the financial institutions party thereto (the "LENDERS") and First Union National Bank, as Administrative Agent (the "ADMINISTRATIVE AGENT"). This opinion is furnished to you pursuant to Section 3.3 of the Credit Agreement.

         In connection with delivering this opinion to you, we have examined an original or copy, certified or otherwise identified to our satisfaction as being a true copy, of the Guaranty. Capitalized terms used but not otherwise expressly defined herein shall have the same meanings as set forth in the Credit Agreement.

         For purposes of this opinion, "APPLICABLE LAW" means the General Corporation Law of the State of Delaware, and those laws and regulations of the United States of America and the State of New York that, in our experience, would normally be applicable to general business corporations which are not engaged in regulated business activities and to transactions of the type
contemplated   by  the  Guaranty  (but  without  our  having  made  any  special investigation as to any other law), but excluding (A) all laws of the type described in paragraph (D)(6) below and (B) any law, rule, regulation, ordinance, code or similar provision of law of any county, municipality or similar political subdivision or any agency or instrumentality thereof; PROVIDED that we express no opinion as to any law the violation of which would not have a material adverse effect on the ability of the Guarantor to perform its obligations under the Guaranty.

         We also have examined originals, or copies certified or otherwise identified to our satisfaction as being true copies, of such agreements, corporate records, certificates of public officials and other documents as we have deemed necessary as a basis for the opinions hereinafter expressed. As to questions of fact material to such opinions, we have, when such facts were not independently established by us, relied upon certificates of the Borrower or the Guarantor or their respective officers or of public officials. Whenever this opinion refers to matters within our "knowledge" or "known to us", such reference is limited to (1) facts within our actual knowledge after an inquiry of the attorneys of this firm who have represented the Borrower and the Guarantor in connection with the Credit Agreement and the Guaranty and (2) facts represented to us in certificates of officers of the Borrower and the Guarantor. Except as expressly set forth herein, we have not undertaken any independent investigation to determine the existence or absence of such facts and no inference as to our knowledge concerning such facts should be drawn from the fact that such representation has been undertaken by us.

         In our examination of the documents referred to above, we have assumed the authenticity of all such documents submitted to us as originals, the conformity to the originals of all such documents submitted to us as copies, the genuineness of all signatures, and the legal capacity and power of, and due authorization, execution and delivery of the Guaranty by, all parties other than the Guarantor. Further, we have assumed that the Guaranty constitutes the legal, valid and binding obligation of all parties thereto other than the Guarantor. We have also assumed the truth of all representations and warranties of the Borrower in the Credit Agreement.

         In expressing the opinions set forth below, we have assumed that (a) the Guarantor is a corporation validly existing under the laws of Bermuda, (b) the Guarantor has the corporate power and authority to execute, deliver and perform its obligations under the Guaranty, (c) the execution and delivery by the Guarantor of the Guaranty, and the performance by the Guarantor of its obligations thereunder, have been duly authorized by all necessary corporate action in the part of the Guarantor and (d) the Guarantor has duly executed and delivered the Guaranty.

         On the basis of, and in reliance upon, the foregoing, and subject to the qualifications contained herein, we are of the opinion that:

                  1. The merger of Everest Re Merger Corporation, a Delaware corporation, with and into the Borrower has become effective in accordance with the terms of the Delaware General Corporation Law.

                  2. The execution and delivery by the Guarantor of, and the performance by the Guarantor of its obligations under, the Guaranty do not violate any Applicable Law.

                  3. The Guaranty constitutes the legal, valid and binding obligation of the Guarantor, enforceable against it in accordance with their terms.

                  4. No consent, approval, authorization or other action by, notice to, or registration or filing with, any New York or Delaware Governmental Authority under Applicable Law is required as a condition to or otherwise in connection with the execution and delivery by the Guarantor of the Guaranty.

                  5. Assuming that the Borrower will comply with the provisions of the Credit Agreement relating to the use of proceeds, the making of the Loans will not violate Regulation T, U or X.

         The   opinions   set  forth   above  are   subject  to  the   following
qualifications and limitations:

                  (A) Our opinions are subject to the effect of any applicable bankruptcy, insolvency, fraudulent conveyance, equitable subordination, reorganization, readjustment of debt, moratorium or similar laws affecting creditors' rights generally.

                  (B) Our opinions are subject to the effect of general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether considered in a proceeding in equity or at law) and by limitations on the availability of specific performance, injunctive relief or other equitable remedies.

                  (C) We express no opinion as to the enforceability, under certain circumstances, of provisions imposing penalties or forfeitures, late payment charges or an increase in interest rate upon delinquency in payment or the occurrence of a default.

                  (D) We express no opinion as to:

                           (1) the existence of any Person's ownership rights in
                  or title to any property;

                           (2) the  validity,  perfection,   enforceability   or
                  priority of any Lien on any property;

                           (3) any  agreement by the  Guarantor to submit to the
                  jurisdiction of a particular court, waive jury trial or appoint an agent for acceptance of service of process;

                           (4) any provision of the Guaranty purporting to waive
                  any objection to the laying of venue or any claim that an action or proceeding has been brought in an inconvenient forum;

                           (5) any provision of the Guaranty which authorizes or
                  permits any purchaser of a participation interest from any party to set off or apply any deposit or property or any indebtedness with respect to any participation interest;

                           (6) compliance with, or any governmental or regulatory filing, approval, authorization, license, consent or notice, registration or filing required by or under, any (i) Federal or state environmental law, (ii) Federal or state antitrust law, (iii) Federal or state taxation law, (iv) Federal or state worker health or safety, zoning or permitting or land use matter, (v) Federal or state patent, trademark or copyright statute, rule or regulation, (vi) statutory or other requirement relating to the disposition of hazardous waste or environmental protection, (vii) Federal or state receivership or conservatorship law, (viii) securities registration or antifraud provisions under any Federal or state securities law, (ix) Federal or state labor or employment law, (x) Federal or state employee benefits or pension law or (xi) insurance law;

                           (7) the effect of the law of any jurisdiction  (other
                  than New York) wherein the Administrative Agent or any Lender may be located or wherein the enforcement of the Guaranty may be sought that limits the rates of interest legally chargeable or collectible; and

                           (8) any  provision of the  Guaranty  (i)  restricting
                  access to legal or equitable remedies, (ii) purporting to establish evidentiary standards, (iii) purporting to appoint any Person as the attorney-in-fact of any other Person, (iv) which provides that the Guaranty may only be amended, modified or waived in writing or (v) stating that all rights or remedies of any party are cumulative and may be enforced in addition to any other right or remedy and that the election of a particular remedy does not preclude recourse to one or more remedies.

                  (E) We note that the enforceability of the Guaranty may be limited or rendered ineffective if the Administrative Agent or the Lenders fail to act in good faith and in a commercially reasonable manner in seeking to exercise their rights and remedies thereunder. Without limiting the generality of the foregoing, we note that a court might hold that a technical and nonmaterial default under the Credit Agreement or the Guaranty does not give rise to a right of the Administrative Agent or the Lenders to exercise certain remedies including, without limitation, acceleration.

                  (F) We express no opinion as to the enforceability of the indemnification provisions of the Guaranty insofar as said provisions contravene public policy or might require indemnification or payments to any Person with respect to any litigation determined adversely to such Person, or any loss, cost or expense arising out of the gross negligence or willful misconduct of such Person or any violation by such Person of statutory duties, general principles of equity or public policy.

                  (G) No opinion is rendered herein as to the effect of any law relating to the legal or regulatory status of the Administrative Agent or any Lender.

                  (H) We express no opinion as to the enforceability of any choice of law provisions to the extent such provisions are to be enforced by courts other than New York State courts or federal courts located in the State of New York sitting with jurisdiction based on diversity of citizenship.

         Members of our firm are members of the State Bar of New York. This opinion is limited to the law of the State of New York, the federal laws of the United States, and the General Corporation Law of the State of Delaware. The opinions expressed herein are limited in all respects to the law existing on the date hereof. In rendering this opinion, we do not undertake to advise you of any change in law or fact that may occur after the date hereof.

         This opinion is furnished by us to you solely for your benefit and solely with respect to the Guaranty upon the understanding that we are not hereby assuming any professional responsibility to any other Person. This opinion may not be relied upon by you for any other purpose and may not be relied upon by any other Person for any purpose, in each case without our prior written consent; notwithstanding the foregoing, assignees of Lenders who become Lenders under the Credit Agreement may rely on this opinion as if it had been addressed to them. The opinions expressed in this letter are limited to the matters set forth herein, and no other opinion should be inferred beyond the matters expressly stated herein.

                                          Very truly yours,


                                          MAYER, BROWN & PLATT


JFL:CSR:TNB:JPF

EXHIBIT E-4


___________ __, 2000


First Union National Bank, as Administrative Agent and the Lenders party to the Credit Agreement referred to below

         Re:      Everest Reinsurance Holdings, Inc.
                  ----------------------------------

Ladies and Gentlemen:

         I am General Counsel for Everest Reinsurance Holdings, Inc., a Delaware corporation (the "Borrower"), and have represented the Borrower and Everest Re Group, Ltd., a Bermuda corporation (the "Guarantor"), in connection with the Parent Guaranty dated as of ________, 2000 (the "Guaranty") made by the Guarantor in favor of First Union National Bank, as administrative agent (the "Administrative Agent") under the Credit Agreement dated as of December __, 1999 (as in effect on the date hereof, the "Credit Agreement") among the Borrower, various financial institutions parties thereto as Lenders and the Administrative Agent. Capitalized terms used herein and not defined have the meanings assigned in the Credit Agreement. This opinion is furnished to you pursuant to Section
3.3 of the Credit Agreement.

         In that connection I have examined the Guaranty as well as such other documents as I have deemed necessary for purposes of rendering the opinions herein. In my examination of such documents, I have assumed the authenticity of all such documents submitted to me as originals, the genuineness of all signatures (other than those of the Guarantor on the Guaranty), and the conformity to the originals of such documents submitted to me as copies.

         Based upon the foregoing, it is my opinion that:

         1. The Borrower is a corporation validly existing and in good standing under the laws of the jurisdiction of its incorporation.

         2. The execution, delivery and performance by the Guarantor of the Guaranty and compliance by it with the terms thereof do not (i) to my knowledge, result in a breach of or constitute (with notice, lapse of time or both) a default under any material indenture, agreement or other instrument to which it is a party, by which it or any of its properties is bound or to which it is subject, (ii) result in or require the creation or imposition of any Lien upon any of its properties or assets or (iii) violate any applicable law, rule or regulation of the State of New Jersey.

         3. No consent, approval, authorization or other action by, notice to, or registration or filing with, any Governmental Authority or other Person is required as a condition to or otherwise in connection with the execution, delivery and performance by the Guarantor of the Guaranty.


         4. Except as disclosed in the Borrower's 1998 Form 10-K and as supplemented in written disclosure to the Administrative Agent delivered prior to execution of the Credit Agreement by the Borrower, there are no actions, investigations, suits or proceedings pending or, to my knowledge threatened, at law, in equity or in arbitration, before any court, other Governmental Authority or other Person, (i) against or affecting the Guarantor or any of its Subsidiaries or any of their respective properties that would, if reasonably possible (within the meaning of FASB 5) to be adversely determined, have a Material Adverse Effect, or (ii) that questions the validity of the Guaranty.

         5. Neither the Guarantor nor any of its Subsidiaries is (i) an "investment company," a company "controlled" by an "investment company," or an "investment advisors," within the meaning of the Investment Company Act of 1940, as amended, or (ii) a "holding company," a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         6. The Guarantor owns 100% of the Capital Stock of the Borrower.

         This opinion is limited to the laws of the State of New Jersey, the federal laws of the United States and the General Corporation Law and insurance laws of the State of Delaware.

         This opinion may not be used or relied upon by or published or communicated to any person or entity other than the addressees hereof and permitted Assignees for any purpose whatsoever, without my prior written consent in each instance.

                                            Very truly yours,



                                            Janet J. Burak

EXHIBIT E-5



                                                                  _________,2000

[TO FIRST UNION NATIONAL BANK/ADMINISTRATIVE AGENT & LENDERS]


Dear Sirs

EVEREST RE GROUP, LTD. (THE "COMPANY") AND EVEREST REINSURANCE (BERMUDA, LTD. ("EVEREST BERMUDA")

We have acted as special legal counsel in Bermuda to the Company in connection with the formation of the Company and Everest Bermuda. We have also acted as special Bermuda counsel to the Company in connection with the exchange of shares between the Company and certain shareholders in Everest Reinsurance Holdings, Inc. (the "Borrower") whereby the Company issued shares to such shareholders in exchange for their shares in the Borrower (the "Restructuring").

For the purposes of giving this opinion, we have examined the following documents:

         (i) a facsimile copy of the executed Credit Agreement (the "Credit Agreement" which term does not include any other instrument or agreement whether or not specifically referred to therein or attached as an exhibit or schedule thereto) dated as of [20] December 1999 and made among the Borrower, First Union National Bank, as administrative agent for the Lenders (as defined below) (the "Administrative Agent") and those banks and financial institutions listed on the Schedule attached hereto (the "Lenders"); and

         (ii) a facsimile copy of the executed Parent Guaranty (the "Guaranty" which term does not include any other instrument or agreement whether or not specifically referred to therein or attached as an exhibit or schedule thereto) dated as of [ ] 2000 and made by the Company in favour of the Lenders and the Administrative Agent.

The Credit Agreement and the Guaranty are herein sometimes collectively referred to as the "Documents".

We have also reviewed and have relied upon copies of the memorandum of association and the bye-laws of each of the Company and Everest Bermuda, each copy certified by the [Secretary] of the Company on [ ] 2000; copies of minutes of meetings of the Company's board of directors and members, each copy each certified by the [Secretary] of the Company on [ ] 2000 (the "Minutes"); correspondence with the Bermuda Monetary Authority; filings with the Registrar of Companies under section 26 of the Companies Act 1981 and such other documents and made such enquiries as to questions of Bermuda law as we have deemed necessary in order to render the opinions set forth below.

We have assumed (a) the genuineness and authenticity of all signatures and the conformity to the originals of all copies (whether or not certified) examined by us and the authenticity and completeness of the originals from which such copies were taken, (b) that where a document has been examined by us in draft form, it will be or has been executed in the form of that draft, and where a number of drafts of a document have been examined by us all changes thereto have been marked or otherwise drawn to our attention, (c) the capacity, power and authority of each of the parties to the Documents, other than the Company, to enter into and perform its respective obligations under the Documents, (d) the due execution and delivery of the Documents by each of the parties thereto, (e) the accuracy and completeness of the recitals and all factual representations made in the Documents and other documents reviewed by us, (f) that the resolutions contained in the Minutes remain in full force and effect and have not been rescinded or amended, (g) that the Company is entering into the Documents pursuant to its business of group holding company, (h) that there is no provision of the law of any jurisdiction, other than Bermuda, which would have any implication in relation to the opinions expressed herein, (i) the validity and binding effect and enforceability under the laws of the State of New York in the United States of America (the "Foreign Laws") of the Documents which are expressed to be governed by such Foreign Laws in accordance with their respective terms, (j) the validity and binding effect and enforceability under the Foreign Laws of the choice of the Foreign Laws as the governing laws of the Documents and of the submission by the Company pursuant to the Guaranty to the jurisdiction of the courts sitting in the State of New York in the United States of America (the "Foreign Courts"), and (k) in connection with the requirements of the Bermuda Monetary Authority in granting the permissions necessary for the issue of shares in the Company, the Company's shares are listed on the New York Stock Exchange.

We have further assumed that the Company is at all material times in compliance with the provisions of section 39A(2A) of the Companies Act 1981.

The obligations of the Company under the Guaranty (a) will be subject to the laws from time to time in effect relating to bankruptcy, insolvency, liquidation, possessory liens, rights of set off, reorganisation, amalgamation, moratorium or any other laws or legal procedures, whether of a similar nature or otherwise, generally affecting the rights of creditors, (b) will be subject to statutory limitation of the time within which proceedings may be brought, (c) will be subject to general principles of equity and, as such, specific performance and injunctive relief, being equitable remedies, may not be available, (d) may not be given effect to by a Bermuda court, whether or not it was applying the Foreign Laws, if and to the extent they constitute the payment of an amount which is in the nature of a penalty and not in the nature of liquidated damages. Notwithstanding any contractual submission to the jurisdiction of specific courts, a Bermuda court has inherent discretion to stay or allow proceedings in the Bermuda courts.

We express no opinion as to the enforceability of any provision of the Guaranty which provides for the payment of a specified rate of interest on the amount of a judgment after the date of judgment or which purports to fetter the statutory powers of the Company.

We have made no investigation of and express no opinion in relation to the laws of any jurisdiction other than Bermuda. This opinion is to be governed by and construed in accordance with the laws of Bermuda and is limited to and is given on the basis of the current law and practice in Bermuda. This opinion is issued solely for your benefit and is not to be relied upon by any other person, firm or entity or in respect of any other matter, except Messrs Mayer, Brown & Platt who may rely on this opinion for matters of Bermuda law when issuing their opinion required under Section 3.3 of the Credit Agreement.

On the basis of and subject to the foregoing, we are of the opinion that:

1. Each of the Company and Everest Bermuda is duly incorporated, is existing and is in good standing (meaning that it has not failed to make any filing with any Bermuda governmental authority or to pay any Bermuda government fee or tax which might make it liable to be struck off the Register of Companies and thereby cease to exist under the laws of Bermuda) under the laws of Bermuda.

2. The Company has the necessary corporate power and authority to enter into and perform its obligations under the Guaranty. The execution and delivery of the Guaranty by the Company and the performance by the Company of its obligations thereunder will not violate the memorandum of association or bye-laws of the Company nor any applicable law,

                                      -6-
         regulation, order or decree in Bermuda.

3. The Company has taken all corporate action required to authorise its execution, delivery and performance of the Guaranty. The Guaranty has been duly executed on behalf of the Company if it has been signed by [...]. The Guaranty constitutes the valid and binding obligations of the Company enforceable in accordance with the terms thereof.

4. No order, consent, approval, licence, authorisation or validation of or exemption by any government or public body or authority of Bermuda or any sub-division thereof is required to authorise or is required in connection with the execution, delivery, performance and enforcement of the Guaranty.

5. It is not necessary or desirable to ensure the enforceability in Bermuda of the Guaranty that it be registered in any register kept by, or filed with, any governmental authority or regulatory body in Bermuda. However, to the extent that section 6(f) or other provision of the Guaranty create a charge over assets of the Company, it may be desirable to ensure the priority in Bermuda of the charge that it be registered in the Register of Charges in accordance with Section 55 of the Companies Act 1981. On registration, to the extent that Bermuda law governs the priority of a charge, such charge will have priority in Bermuda over any unregistered charges, and over any subsequently registered charges, in respect of the assets which are the subject of the charge. A registration fee of BD$425 will be payable in respect of the registration.

         While there is no exhaustive definition of a charge under Bermuda law, a charge normally has the following characteristics:

         (i) it is a proprietary interest granted by way of security which entitles the chargee to resort to the charged property only for the purposes of satisfying some liability due to the chargee (whether from the chargor or a third party); and

         (ii)     the  chargor  retains  an  equity  of  redemption  to have the
                  property   restored  to  him   when  the  liability  has  been
                  discharged.

         However, as the Guaranty is expressed to be governed by the Foreign Laws, the question of whether it would possess these particular characteristics would be determined under the Foreign Laws.

6. Based solely on a search of the Register of Charges maintained by the Registrar of Companies pursuant to Section 55 of the Companies Act 1981 conducted at [ am/pm] on [ ] 2000 (which would not reveal details of matters which have been lodged for registration but not actually registered at the time of our search), there are [no] charges registered on the assets of the Company.

7. Based solely upon a search of the Cause Book of the Supreme Court of Bermuda conducted at [ am/pm] on [ ] 2000 (which would not reveal details of proceedings which have been filed but not actually entered in the Cause Book at the time of our search), there are no judgments against the Company, nor any legal or governmental proceedings pending in Bermuda to which the Company is a party.

8. Based solely on a search of the public records in respect of the Company maintained at the offices of the Registrar of Companies at [ ] on [ ] 2000 (which would not reveal details of matters which have not been lodged for registration or have been lodged for registration but not actually registered at the time of our search) and a search of the Cause Book of the Supreme Court of Bermuda conducted at [am/pm] on [ ] 2000 (which would not reveal details of proceedings which have been filed but not actually entered in the Cause Book at the time of our search), no steps have been, or are being, taken in Bermuda for the appointment of a receiver or liquidator to, or for the winding-up, dissolution, reconstruction or reorganisation of, the Company, though it should be noted that the public files maintained by the Registrar of Companies do not reveal whether a winding-up petition or application to the Court for the appointment of a receiver has been presented and entries in the Cause Book may not specify the nature of the relevant proceedings.

9. The Guaranty will not be subject to ad valorem stamp duty or other documentary tax in Bermuda in connection with its execution. There may be filing and other fees payable in connection with enforcement proceedings before a Bermuda court based on the Guaranty.

10. The choice of the Foreign Laws as the governing law of the Guaranty is a valid choice of law and would be recognised and given effect to in any action brought before a court of competent jurisdiction in Bermuda, except for those laws (i) which such court considers to be procedural in nature, (ii) which are revenue or penal laws or (iii) the application of which would be inconsistent with public policy, as such term is interpreted under the laws of Bermuda. The submission in the Guaranty to the jurisdiction of the Foreign Courts is valid and binding upon the Company.

11. The courts of Bermuda would recognise as a valid judgment, a final and conclusive judgment in personam obtained in the Foreign Courts against the Company based upon the Guaranty under which a sum of money is payable (other than a sum of money payable in respect of multiple damages, taxes or other charges of a like nature or in respect of a fine or other penalty) and would give a judgment based thereon provided that (a) such courts had proper jurisdiction over the parties subject to such judgment, (b) such courts did not contravene the rules of natural justice of Bermuda, (c) such judgment was not obtained by fraud, (d) the enforcement of the judgment would not be contrary to the public policy of Bermuda, (e) no new admissible evidence relevant to the action is submitted prior to the rendering of the judgment by the courts of Bermuda and (f) there is due compliance with the correct procedures under the laws of Bermuda.

12.      There    is    no    income     or     other     tax     of     Bermuda
         imposed     by      withholding      or     otherwise      on       any
         payment to be made by the  Company  pursuant  to the Guaranty.

13. The Lenders and the Administrative Agent will not be deemed to be resident, domiciled or carrying on business in Bermuda by reason only of the execution, performance and/or enforcement of the Guaranty by the Lenders and the Administrative Agent.

14. The Lenders and the Administrative Agent have standing to bring an action or proceedings before the appropriate courts in Bermuda for the enforcement of the Guaranty. It is not necessary or advisable in order for the Lenders and the Administrative Agent to enforce their rights under the Guaranty, including the exercise of remedies thereunder, that they be licensed, qualified or otherwise entitled to carry on business in Bermuda.

15. The Company is not entitled to any immunity under the laws of Bermuda, whether characterised as sovereign immunity or otherwise, from any legal proceedings to enforce the Guaranty in respect of itself or its property.

16. The obligations of the Company under the Guaranty will rank at least pari passu in priority of payment with all other unsecured unsubordinated indebtedness of the Company, other than indebtedness which is preferred by virtue of any provision of the laws of Bermuda of general application.

17. The Company has been designated as non-resident of Bermuda for the purposes of the Exchange Control Act, 1972 and, as such, is free to acquire, hold and sell foreign currency and securities without restriction.

18. The Company has the necessary corporate power and authority to issue the shares in connection with the Restructuring. The Company has taken all corporate action required to authorise such issue of shares. No order, consent, approval, licence, authorisation or validation of or exemption by any government or public body or authority of Bermuda or any sub-division thereof is required to authorise or is required in connection with the said issue of shares except such as have been duly obtained in accordance with Bermuda law or such filings as have been duly made by the Company in accordance with Bermuda law. The Company is required under Bermuda law to enter the said issue of shares in its Register of Members or branch register thereof but failure to so register will not invalidate the said issue.


Yours faithfully



Conyers Dill & Pearman

                                    SCHEDULE
                         Names and Addresses of Lenders
                                       [ ]

EXHIBIT F


                                     FORM OF
                                 PARENT GUARANTY


         THIS PARENT GUARANTY, dated as of the _____ day of ______________, 2000 (this "Guaranty"), is made by EVEREST RE GROUP, LTD., a Bermuda corporation (the "Guarantor"), in favor of the Guaranteed Parties (as hereinafter defined). Capitalized terms used herein without definition shall have the meanings given to them in the Credit Agreement referred to below.


                                    RECITALS

     A. Everest Reinsurance Holdings, Inc., a Delaware corporation (the "Borrower"), certain banks and other financial institutions (collectively, the "Lenders"), and First Union National Bank, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), are parties to a Credit Agreement, dated as of December 21, 1999 (as amended, modified or supplemented from time to time, the "Credit Agreement"), providing for the availability of certain credit facilities to the Borrower upon the terms and conditions set forth therein. The Guarantor owns all of the issued and outstanding capital stock of the Borrower. Unless otherwise defined herein, capitalized terms used herein without definition shall have the meaning given to them in the Credit Agreement.

     B. It is a condition to the approval by the Lenders of the Restructuring, and the application of certain exceptions to restrictive covenants applicable to the Borrower and its Subsidiaries set forth in the Credit Agreement, that the Guarantor shall have agreed, by executing and delivering this Guaranty, to guarantee to the Guaranteed Parties the payment in full of the Guaranteed Obligations (as hereinafter defined). The Guaranteed Parties are relying on this Guaranty in their decision to approve the Restructuring, permit the aforementioned exceptions, and thereby continue the extension of credit to the Borrower under the terms of the Credit Agreement, and would not continue and maintain the credit facility under the terms of the Credit Agreement upon the terms as presented without this Guaranty.

     C. The Guarantor will obtain benefits as a result of the extension of credit to the Borrower under the Credit Agreement, which benefits are hereby acknowledged, and, accordingly, desires to execute and deliver this Guaranty.


                             STATEMENT OF AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to induce the

Guaranteed Parties to continue the extension of credit to the Borrower under the terms of the Credit Agreement, the Guarantor hereby agrees as follows:

     1.  GUARANTY.  (a) The   Guarantor   hereby   irrevocably,  absolutely  and
     unconditionally:

         (i) guarantees (a) to the Lenders and the Administrative Agent (collectively, the "Guaranteed Parties") the full and prompt payment, at any time and from time to time as and when due (whether at the stated maturity, by acceleration or otherwise), of all Obligations of the Borrower under the Credit Agreement and the other Credit Documents, including, without limitation, all principal of and interest on the Loans, all fees, expenses, indemnities and other amounts payable by the Borrower under the Credit Agreement or any other Credit Document (including interest accruing after the filing of a petition or commencement of a case by or with respect to the Borrower seeking relief under any applicable federal and state laws pertaining to bankruptcy, reorganization, arrangement, moratorium, readjustment of debts, dissolution, liquidation or other debtor relief, specifically including, without limitation, the Bankruptcy Code and any fraudulent transfer and fraudulent conveyance laws (collectively, "Insolvency Laws"), whether or not the claim for such interest is allowed in such proceeding), and all Obligations that, but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, would become due, and (b) to each applicable Lender in its capacity as a counterparty to any Hedge Agreement with the Borrower required or permitted under the Credit Agreement, all obligations of the Borrower under such Hedge Agreement, in each case under (a) and (b) whether now existing or hereafter created or arising and whether direct or indirect, absolute or contingent, due or to become due (all liabilities and obligations described in this clause (i), collectively, the "Guaranteed Obligations"); and

         (ii) agrees to pay or reimburse upon demand all reasonable and documented costs and expenses (including, without limitation, reasonable and documented attorneys' fees and expenses) incurred or paid by (y) any Guaranteed Party in connection with any suit, action or proceeding to enforce or protect any rights of the Guaranteed Parties hereunder and (z) the Administrative Agent in connection with any amendment, modification or waiver hereof or consent pursuant hereto, and to indemnify and hold each Guaranteed Party and its directors, officers, employees, agents and Affiliates harmless from and against any and all claims, losses, damages, obligations, liabilities, penalties, costs and expenses (including, without limitation, reasonable and documented attorneys' fees and expenses) of any kind or nature whatsoever, whether direct, indirect or consequential, that may at any time be imposed on, incurred by or asserted against any such indemnified party as a result of, arising from or in any way relating to this Guaranty or the collection or enforcement of the Guaranteed Obligations; PROVIDED, HOWEVER, that no indemnified party shall have the right to be indemnified hereunder for any such claims, losses, costs and expenses to the extent resulting from the gross negligence or willful misconduct of such indemnified party (all liabilities and obligations described in this clause (ii), collectively, the "Other Obligations"; and the Other Obligations, together with the Guaranteed Obligations, the "Total Obligations").

     (b) The guaranty of the Guarantor set forth in this Section is a guaranty of payment as a primary obligor, and not a guaranty of collection.

     2. GUARANTY ABSOLUTE. The Guarantor agrees that its obligations hereunder are irrevocable, absolute and unconditional, are independent of the Guaranteed Obligations and other security therefor or other guaranty or liability in respect thereof, whether given by the Guarantor or any other Person, and shall not be discharged, limited or otherwise affected by reason of any of the following, whether or not the Guarantor has notice or knowledge thereof:

         (i) any change in the time, manner or place of payment of, or in any other term of, any Guaranteed Obligations or any guaranty or other liability in respect thereof, or any amendment, modification or supplement to, restatement of, or consent to any rescission or waiver of or departure from, any provisions of the Credit Agreement, any other Credit Document or any agreement or instrument delivered pursuant to any of the foregoing;

         (ii) the invalidity or unenforceability of any Guaranteed Obligations, any guaranty or other liability in respect thereof or any provisions of the Credit Agreement, any other Credit Document or any agreement or instrument delivered pursuant to any of the foregoing;

         (iii) the taking, acceptance or release of other guarantees of any Guaranteed Obligations or other security for any Guaranteed Obligations or for any guaranty or other liability in respect thereof;

         (iv) any discharge, modification, settlement, compromise or other action in respect of any Guaranteed Obligations or any guaranty or other liability in respect thereof, including any acceptance or refusal of any offer or performance with respect to the same or the subordination of the same to the payment of any other obligations;

         (v) any agreement not to pursue or enforce or any failure to pursue or enforce (whether voluntarily or involuntarily as a result of operation of law, court order or otherwise) any right or remedy in respect of any Guaranteed Obligations, any guaranty or other liability in respect thereof or any other security for any of the foregoing; or any sale, exchange, release, substitution, compromise or other action in respect of any other security;

         (vi) any bankruptcy, reorganization, arrangement, liquidation, insolvency, dissolution, termination, reorganization or like change in the corporate structure or existence of the Borrower or any other Person directly or indirectly liable for any Guaranteed Obligations;

          vii) any manner of application of any payments by or amounts received or collected from any Person, by whomsoever paid and howsoever realized, whether in reduction of any Guaranteed
     Obligations or any other obligations of the Borrower or any other Person directly or indirectly liable for any Guaranteed Obligations, regardless of what Guaranteed Obligations may remain unpaid after any such application; or

         (viii) any other circumstance that might otherwise constitute a legal or equitable discharge of, or a defense, set-off or counterclaim available to, the Borrower, the Guarantor or a surety or guarantor generally, other than the occurrence of all of the following: (x) the payment in full of the Total Obligations, (y) the termination of the Commitments under the Credit Agreement, and (z) the termination of, and settlement of all obligations of the Borrower under, each Hedge Agreement to which the Borrower and any Lender are parties (the events in clauses (x), (y) and (z) above, collectively, the "Termination Requirements").

     3. CERTAIN WAIVERS. The Guarantor hereby knowingly, voluntarily and expressly waives:

         (i) presentment, demand for payment, demand for performance, protest and notice of any other kind, including, without limitation, notice of nonpayment or other nonperformance (including notice of default under any Credit Document with respect to any Guaranteed Obligations), protest, dishonor, acceptance hereof, extension of additional credit to the Borrower and of any of the matters referred to in Section 2 and of any rights to consent thereto;

         (ii) any right to require the Guaranteed Parties or any of them, as a condition of payment or performance by the Guarantor hereunder, to proceed against, or to exhaust or have resort to any security from or any deposit balance or other credit in favor of, the Borrower or any other Person directly or indirectly liable for any Guaranteed Obligations, or to pursue any other remedy or enforce any other right; and any other defense based on an election of remedies with respect to any security for any Guaranteed Obligations or for any guaranty or other liability in respect thereof, notwithstanding that any such election (including any failure to pursue or enforce any rights or remedies) may impair or extinguish any right of indemnification, contribution, reimbursement or subrogation or other right or remedy of the Guarantor against the Borrower or any other Person directly or indirectly liable for any Guaranteed Obligations or any such Collateral or other security; and, without limiting the generality of the foregoing, the Guarantor hereby specifically waives the benefits of Sections 26-7 through 26-9, inclusive, of the General Statutes of North Carolina, as amended from time to time, and any similar statute or law of any other jurisdiction, as the same may be amended from time to time;

         (iii) any right or defense based on or arising by reason of any right or defense of the Borrower or any other Person, including, without limitation, any defense based on or arising from a lack of authority or other disability of the Borrower or any other Person, the invalidity or unenforceability of any Guaranteed Obligations, or any Credit Document or other agreement or instrument delivered pursuant thereto, or the cessation of the liability of the Borrower for any reason other than the satisfaction of the Termination Requirements;

         (iv) any defense based on any Guaranteed Party's acts or omissions in the administration of the Guaranteed Obligations, and any guaranty or other liability in respect thereof;

         (v) any right to assert against any Guaranteed Party, as a defense, counterclaim, crossclaim or set-off, any defense, counterclaim, claim, right of recoupment or set-off that it may at any time have against any Guaranteed Party (including, without limitation, failure of consideration, statute of limitations, payment, accord and satisfaction and usury), other than compulsory counterclaims; and

         (vi) any defense based on or afforded by any applicable law that limits the liability of or exonerates guarantors or sureties or that may in any other way conflict with the terms of this Guaranty.

     4. STANDSTILL ON SUBROGATION; SUBORDINATION. Notwithstanding any payment or payments made by the Guarantor hereunder, or any set-off or application of funds of the Guarantor by the Administrative Agent or any Lender, the Guarantor shall not be entitled to be subrogated to any of the rights of the Administrative Agent or any Lender against the Borrower or against any collateral or other security or guarantee or right of offset held by the Administrative Agent or any Lender for the payment of the Guaranteed Obligations, nor shall the Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower in respect of payments made by the Guarantor hereunder, until all amounts owing to the Administrative Agent and the Lenders by the Borrower on account of the Guaranteed Obligations are paid in full and the Commitments have been terminated. The Guarantor agrees that all indebtedness and other obligations, whether now or hereafter existing, of the Borrower or any Subsidiary of the Borrower to the Guarantor, including, without limitation, any such indebtedness in any proceeding under the Bankruptcy Code and any intercompany receivables, together with any interest thereon, shall be, and hereby are, subordinated and made junior in right of payment to the Total Obligations. The Guarantor further agrees that if any amount shall be paid to or any distribution received by the Guarantor (i) on account of any such indebtedness at any time after the occurrence and during the continuance of an Event of Default, or (ii) on account of any such rights of subrogation, indemnity, contribution or reimbursement at any time prior to the satisfaction of the Termination Requirements, such amount or distribution shall be deemed to have been received and to be held in trust for the benefit of the Guaranteed Parties, and shall forthwith be delivered to the Administrative Agent in the form received (with any necessary endorsements in the case of written instruments), to be applied against the Guaranteed Obligations, whether or not matured, in accordance with the terms of the applicable Credit Documents and without in any way discharging, limiting or otherwise affecting the liability of the Guarantor under any other provision of this Guaranty.

     5. COVENANTS. The Guarantor covenants and agrees that, until the termination of the Commitments, and the payment in full of all principal and interest with respect to the Loans together with all other amounts then due and owing under the Credit Agreement:

     (a) The  Guarantor  will  deliver (or will cause to be  delivered)  to each
Lender:

         (i) As soon as available and in any event within fifty-five (55) days after the end of each of the first three fiscal quarters of each fiscal year, beginning with the fiscal quarter ending March 31, 2000, unaudited consolidated and, to the extent otherwise prepared for external distribution, consolidating balance sheets of the Guarantor and its Subsidiaries as of the end of such fiscal quarter and unaudited consolidated and, to the extent otherwise prepared for external distribution, consolidating statements of income, stockholders' equity and cash flows for the Guarantor and its Subsidiaries for the fiscal quarter then ended and for that portion of the fiscal year then ended, in each case setting forth comparative consolidated or consolidating figures as of the end of and for the corresponding period in the preceding fiscal year, all prepared in accordance with GAAP (subject to the absence of notes required by GAAP and subject to normal year-end audit adjustments) applied on a basis consistent with that of the preceding quarter or containing disclosure of the effect on the financial condition or results of operations of any change in the application of accounting principles and practices during such quarter;

         (ii) As soon as available and in any event within 120 days after the end of each fiscal year, beginning with the fiscal year ending December 31, 2000, (i) an audited consolidated balance sheet of the Guarantor and its Subsidiaries as of the end of such fiscal year and audited consolidated statements of income, stockholders' equity and cash flows for the Guarantor and its Subsidiaries for the fiscal year then ended, including the applicable notes, in each case setting forth comparative figures as of the end of and for the preceding fiscal year, certified by the independent certified public accounting firm regularly retained by the Guarantor or another independent certified public accounting firm of recognized national standing, together with (y) a report thereon by such accountants that is not qualified as to going concern or scope of audit and to the effect that such financial statements present fairly the consolidated financial condition and results of operations of the Guarantor and its Subsidiaries as of the dates and for the periods indicated in accordance with GAAP applied on a basis consistent with that of the preceding year or containing disclosure of the effect on the financial condition or results of operations of any change in the application of accounting principles and practices during such year, and (z) a report by such accountants to the effect that, based on and in connection with their examination of the financial statements of the Guarantor and its Subsidiaries, they obtained no knowledge of the occurrence or existence of any Default or Event of Default relating to accounting or financial reporting matters, or a statement specifying the nature and period of existence of any such Default or Event of Default disclosed by their audit; provided, however, that such accountants shall not be liable by reason of the failure to obtain knowledge of any Default or Event of Default that would not be disclosed or revealed in the course of their audit examination, and (ii) to the extent otherwise prepared, an unaudited consolidating balance sheet of the Guarantor and its Subsidiaries as of the end of such fiscal year and unaudited consolidating statements of income, stockholders' equity and cash flows for the Guarantor and its Subsidiaries for the fiscal year then ended, all in reasonable detail;

         (iii) As soon as available and in any event within fifty-five (55) days after the end of each of the first three fiscal quarters of each fiscal year (or, in the case of Everest

     Insurance Company of Canada and Everest Bermuda, within fifteen (15) days after the required filing date), beginning with the fiscal quarter ending March 31, 2000, a Quarterly Statement of each of its Insurance Subsidiaries as of the end of such fiscal quarter and for that portion of the fiscal year then ended, in the form filed with the relevant Insurance Regulatory Authority, prepared in accordance with SAP applied on a basis consistent with that of the preceding quarter or containing disclosure of the effect on the financial condition or results of operations of any change in the application of accounting principles and practices during such quarter;

         (iv) As soon as available and in any event within seventy-five (75) days after the end of each fiscal year (or, in the case of Everest Insurance Company of Canada and Everest Bermuda, within fifteen (15) days after the required filing date), beginning with the fiscal year ending December 31, 2000, an Annual Statement of each of its Insurance Subsidiaries as of the end of such fiscal year and for the fiscal year then ended, in the form filed with the relevant Insurance Regulatory Authority, prepared in accordance with SAP applied on a basis consistent with that of the preceding year or containing disclosure of the effect on the financial condition or results of operations of any change in the application of accounting principles and practices during such year;

         (v) As soon as available and in any event within 135 days after the end of each fiscal year, beginning with the fiscal year ending December 31, 2000, an unaudited consolidated balance sheet of the Guarantor and its Insurance Subsidiaries (excluding Everest Insurance Company of Canada and Everest Bermuda) as of the end of such fiscal year and unaudited consolidated statements of income, stockholders' equity and cash flows for the Guarantor and its Insurance Subsidiaries for the fiscal year then ended, in each case setting forth comparative consolidated figures as of the end of and for the preceding fiscal year, all prepared in accordance with SAP applied on a basis consistent with that of the preceding year or containing disclosure of the effect on the financial condition or results of operations of any change in the application of accounting principles and practices during such year;

         (vi) As soon as available and in any event within 165 days after the end of each fiscal year, beginning with the fiscal year ending December 31, 2000 (but only if and to the extent required by the applicable Insurance Regulatory Authority with regard to any Insurance Subsidiary), a certification by the independent certified public accounting firm referred to in clause (ii) as to the Annual Statement of each such Insurance Subsidiary as of the end of such fiscal year and for the fiscal year then ended, together with a report thereon by such accountants that is not qualified as to going concern or scope of audit and to the effect that such financial statements present fairly the consolidated financial condition and results of operations of such Insurance Subsidiary as of the date and for the period indicated in accordance with SAP applied on a basis consistent with that of the preceding year or containing disclosure of the effect on the financial position or results of operations of any change in the application of accounting principles and practices during such year;

         (vii) Concurrently with each delivery of the financial statements described in clauses (i) through (iv), a Compliance Certificate in the form of Exhibit C-1 to the Credit Agreement with respect to the period covered by the financial statements then being delivered, executed by the chief financial officer, comptroller or treasurer of the Guarantor, together with a Covenant Compliance Worksheet reflecting the computation of the financial covenants set forth in such Covenant Compliance Worksheet as of the last day of the period covered by such financial statements;

         (viii) As soon as available and in any event prior to the end of each fiscal year, beginning with the fiscal year ending December 31, 2000, a complete set of projections for Guarantor and its Subsidiaries for each of the succeeding fiscal years remaining through the Maturity Date, consisting of consolidated balance sheets and income statements prepared based on GAAP principles, and

         (ix) Promptly  upon  the  sending, filing or receipt thereof, copies of
     (i) all financial statements, reports, notices and proxy statements that the Guarantor or any of its Subsidiaries shall send or make available generally to its shareholders, (ii) all reports (other than earnings press releases) on Form 10-Q, Form 10-K or Form 8-K (or their successor forms) or registration statements and prospectuses (other than on Form S-8 or its successor form) that the Guarantor or any of its Subsidiaries shall render to or file with the Securities and Exchange Commission, the National Association of Securities Dealers, Inc. or any national securities exchange, (iii) all reports on Form A (or any successor form) that any Insurance Subsidiary shall file with any Insurance Regulatory Authority,
     (iv) all material reports on examination or similar material reports, financial examination reports or market conduct examination reports by the NAIC or any Insurance Regulatory Authority or other Governmental Authority with respect to any Insurance Subsidiary's insurance business, and (v) all material filings made under applicable state insurance holding company acts by the Guarantor or any of its Subsidiaries, including, without limitation, filings seeking approval of transactions with Affiliates.

     (b) The Guarantor will (i) maintain and preserve in full force and effect its corporate existence and (ii) obtain, maintain and preserve in full force and effect all other rights, franchises, licenses, permits, certifications, approvals and authorizations required by Governmental Authorities and necessary to the ownership, occupation or use of its properties or the conduct of its business, except to the extent the failure to do so would not be reasonably likely to have a Material Adverse Effect.

     (c) The Guarantor will comply in all respects with all Requirements of Law applicable in respect of the conduct of its business and the ownership and operation of its properties, except to the extent the failure so to comply would not have, or be reasonably likely to have, a Material Adverse Effect.

     (d) The Guarantor will pay and discharge all taxes, assessments and governmental charges or levies imposed upon it, upon its income or profits or upon any of its properties, prior to the date on which penalties would attach thereto, and all lawful claims that, if unpaid, might become a Lien upon any of the properties of the Guarantor; provided, however, that the Guarantor shall not be required to pay any such tax, assessment, charge, levy or claim that is being contested in good faith and by proper proceedings and as to which the Guarantor is maintaining adequate reserves with respect thereto in accordance with GAAP.

     (e) The Guarantor will (i) maintain adequate books, accounts and records, in which full, true and correct entries shall be made of all financial transactions in relation to its business and properties, and prepare all financial statements required under this Guaranty, in each case in accordance with GAAP or SAP, as applicable, and in compliance with the requirements of any Governmental Authority having jurisdiction over it, and (ii) permit employees or agents of the Administrative Agent or any Lender to inspect its properties and examine or audit its books, records, working papers and accounts and make copies and memoranda of them, and to discuss its affairs, finances and accounts with its officers and employees and, upon notice to the Guarantor, the independent public accountants of the Guarantor (and by this provision the Guarantor authorizes such accountants to discuss the finances and affairs of the Guarantor and its Subsidiaries), all at such times and from time to time, upon reasonable notice and during business hours, as may be reasonably requested.

     (f) The Guarantor will not liquidate, wind up or dissolve, or enter into any consolidation, merger or other combination, or agree to do any of the foregoing (other than the Restructuring provided that the conditions of Section
3.3. of the Credit Agreement are satisfied); provided, however, that the Guarantor may merge into or consolidate with any other Person so long as (y) the surviving corporation shall be the Guarantor unless the surviving corporation expressly assumes the obligations of this Guaranty, and (z) immediately after giving effect thereto, no Default or Event of Default would exist.

     (g) The Guarantor will not create, incur, assume or suffer to exist any Indebtedness other than:

         (i) Indebtedness incurred by the Guarantor, provided that any such Indebtedness shall rank either pari passu in right of payment to the Guaranteed Obligations or be subordinated in right and time of payment to the Guaranteed Obligations;

         (ii) indorsements of negotiable instruments in the ordinary course of business;

         (iii) accrued expenses (including salaries, accrued vacation and other compensation), current trade or other accounts payable and other current liabilities arising in the ordinary course of business and not incurred through the borrowing of money, provided that the same shall be paid when due except to the extent being contested in good faith and by appropriate proceedings;

         (iv) loans and advances by the Guarantor to any Subsidiary of the Guarantor; and

         (v)  Indebtedness in connection with Permitted Liens.

     (h) The Guarantor will not directly or indirectly, make, create, incur, assume or suffer to exist, or enter into or suffer to exist any agreement (other than the Credit Documents) or restriction that prohibits or conditions the creation, incurrence or assumption of, any Lien upon or with respect to any part of its property or assets, whether now owned or hereafter acquired, or agree to do any of the foregoing, other than the following:

         (i) Liens imposed by law, such as Liens of carriers, warehousemen, mechanics, materialmen and landlords, and other similar Liens incurred in the ordinary course of business for sums not constituting borrowed money that are not overdue for a period of more than thirty (30) days or that are being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP;

         (ii) Liens  (other  than  any  Lien  imposed  by ERISA, the creation or incurrence of which would result in an Event of Default under the Credit Agreement) incurred in the ordinary course of business in connection with workers' compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure the performance of letters of credit, bids, tenders, statutory obligations, surety and appeal bonds, leases, government contracts and other similar obligations (other than obligations for borrowed money) entered into in the ordinary course of business;

         (iii) Liens for taxes, assessments or other governmental charges or statutory obligations that are not delinquent or remain payable without any penalty or that are being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP;

         (iv) Liens in connection with pledges and deposits made pursuant to statutory and regulatory requirements of Insurance Regulatory Authorities by an Insurance Subsidiary in the ordinary course of its business, for the purpose of securing regulatory capital or satisfying other financial responsibility requirements;

         (v) Liens upon cash and United States government and agency securities of the Guarantor and its Subsidiaries, securing obligations incurred in connection with reverse repurchase transactions and other similar investment management transactions of such types and in such amounts as are customary for companies similar to the Guarantor in size and lines of business and that are entered into by the Guarantor and its Subsidiaries in the ordinary course of business;

         (vi) Purchase money Liens upon real or personal property used by the Guarantor in the ordinary course of its business, securing Indebtedness incurred solely to pay all or a portion of the purchase price thereof (including in connection with capital leases, and including mortgages or deeds of trust upon real property and improvements thereon), PROVIDED that the aggregate principal amount at any time outstanding of all indebtedness secured by such Liens does not exceed an amount equal to 5% of the value of the total assets of the Guarantor and its Subsidiaries at such time, determined on a consolidated basis in accordance with
     GAAP as of the date of the financial statements of the Guarantor and its Subsidiaries most recently delivered under SECTION 5(A)(I) or (II) prior to such time, and PROVIDED FURTHER that any such Lien
     (i) shall attach to such property concurrently with or within ten (10) days after the acquisition thereof by the Guarantor, (ii) shall not exceed the lesser of (y) the fair market value of such property or (z) the cost thereof to the Guarantor, and (iii) shall not encumber any other property of the Guarantor;

         (vii) Any attachment or judgment Lien not constituting an Event of Default under the Credit Agreement that is being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP;

         (viii) With respect to any real property occupied by the Guarantor or any of its Subsidiaries, all easements, rights of way, licenses and similar encumbrances on title that do not materially impair the use of such property for its intended purposes;

         (ix) Liens on Borrower Margin Stock, to the extent the fair market value thereof exceeds 25% of the fair market value of the assets of the Borrower and its Subsidiaries (including Borrower Margin Stock); and

         (x) Liens in favor of the trustee or agent under any agreement or indenture relating to Indebtedness of the Guarantor and its Subsidiaries permitted under this Agreement, covering sums required to be deposited with such trustee or agent thereunder.

     (i) The Guarantor will not, and will not permit or cause any of its Subsidiaries to, make or permit any material change in its accounting policies or reporting practices, except as may be required or permitted by GAAP or SAP, as applicable;

     (j) The Guarantor will not cease to own directly 100% of the issued and outstanding capital stock of the Borrower.

     6. PAYMENTS; APPLICATION; SET-OFF.

     (a) The Guarantor agrees that, upon the failure of the Borrower to pay any Guaranteed Obligations when and as the same shall become due (whether at the stated maturity, by acceleration or otherwise), and without limitation of any other right or remedy that any Guaranteed Party may have at law, in equity or otherwise against the Guarantor, the Guarantor will forthwith pay or cause to be paid to the Administrative Agent, for the benefit of the Guaranteed Parties, an amount equal to the amount of the Guaranteed Obligations then due and owing as aforesaid.

     (b) All payments made by the Guarantor hereunder will be made in Dollars to the Administrative Agent, without set-off, counterclaim or other defense and, in accordance with and to the extent provided in Section 2.16 of the Credit
Agreement, free and clear of and without deduction for any Taxes, the Guarantor hereby agreeing to comply with and be bound by the provisions of
Section 2.16 of the Credit Agreement in respect of all payments made by it hereunder and the provisions of which Section are hereby incorporated into and made a part of this Guaranty by this reference as if set forth herein at length.

     (c) All payments made hereunder shall be applied upon receipt as follows:

         (i) first, to the payment of all Other Obligations owing to the Administrative Agent;

         (ii) second, after  payment in full of the amounts  specified in clause
     (i) above, to the ratable payment of all other Total Obligations owing to the Guaranteed Parties; and

         (iii) third, after payment in full of the amounts  specified in clauses
     (i) and (ii) above, and following the termination of this Guaranty, to the Guarantor or any other Person lawfully entitled to receive such surplus.

     (d) For purposes of applying amounts in accordance with this Section, the Administrative Agent shall be entitled to rely upon any Guaranteed Party that has entered into a Hedge Agreement with the Borrower for a determination (which such Guaranteed Party agrees to provide or cause to be provided upon request of the Administrative Agent) of the outstanding Guaranteed Obligations owed to such Guaranteed Party under any such Hedge Agreement. Unless it has actual knowledge (including by way of written notice from any such Guaranteed Party) to the contrary, the Administrative Agent, in acting hereunder, shall be entitled to assume that no Hedge Agreements or Obligations in respect thereof are in existence between any Guaranteed Party and the Borrower.

     (e) The Guarantor shall remain liable to the extent of any deficiency between the amount of all payments made hereunder and the aggregate amount of the sums referred to in clauses (i) and (ii) of subsection (c) above.

     (f) In addition to all other rights and remedies available under the Credit Documents or applicable law or otherwise, upon and at any time after the occurrence and during the continuance of any Event of Default, each Guaranteed Party may, and is hereby authorized by the Guarantor, at any such time and from time to time, to the fullest extent permitted by applicable law, without presentment, demand, protest or other notice of any kind, all of which are hereby knowingly and expressly waived by the Guarantor, to set off and to apply any and all deposits (general or special, time or demand, provisional or final) and any other property at any time held (including at any branches or agencies, wherever located), and any other indebtedness at any time owing, by such Guaranteed Party to or for the credit or the account of the Guarantor against any or all of the obligations of the Guarantor to such Guaranteed Party hereunder now or hereafter existing, whether or not such obligations may be contingent or unmatured, the Guarantor hereby granting to each Guaranteed Party a continuing security interest in and Lien upon all such deposits and other property as security for such obligations. Each Guaranteed Party agrees to notify the Guarantor promptly after any such set-off and application; provided, HOWEVER, that the failure to give such notice shall not affect the validity of such set-off and application.

     7. NO WAIVER. The rights and remedies of the Guaranteed Parties expressly set forth in this Guaranty and the other Credit Documents are cumulative and in addition to, and not exclusive of, all other rights and remedies available at law, in equity or otherwise. No failure or delay on the part of any Guaranteed Party in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege or be construed to be a waiver of any Default or Event of Default. No course of dealing between any of the Guarantor and the Guaranteed Parties or their agents or employees shall be effective to amend, modify or discharge any provision of this Guaranty or any other Credit Document or to constitute a waiver of any Default or Event of Default. No notice to or demand upon the Guarantor in any case shall entitle the Guarantor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the right of any Guaranteed Party to exercise any right or remedy or take any other or further action in any circumstances without notice or demand.

     8.  ENFORCEMENT.  The Guaranteed  Parties agree that, except as provided in
SECTION 6(F), this Guaranty may be enforced only by the Administrative Agent, acting upon the instructions or with the consent of the Required Lenders as provided for in the Credit Agreement, and that no Guaranteed Party shall have any right individually to enforce or seek to enforce this Guaranty or to realize upon any collateral or other security given to secure the payment and performance of the Guarantor's obligations hereunder. The obligations of the Guarantor hereunder are independent of the Guaranteed Obligations, and a separate action or actions may be brought against the Guarantor whether or not action is brought against the Borrower and whether or not the Borrower is joined in any such action. The Guarantor agrees that to the extent all or part of any payment of the Guaranteed Obligations made by any Person is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid by or on behalf of any Guaranteed Party to a trustee, receiver or any other party under any Insolvency Laws (the amount of any such payment, a "Reclaimed Amount"), then, to the extent of such Reclaimed Amount, this Guaranty shall continue in full force and effect or be revived and reinstated, as the case may be, as to the Guaranteed Obligations intended to be satisfied as if such payment had not been received; and the Guarantor acknowledges that the term "Guaranteed Obligations" includes all Reclaimed Amounts that may arise from time to time.

     9. AMENDMENTS, WAIVERS, ETC. No amendment, modification, waiver, discharge or termination of, or consent to any departure by the Guarantor from, any provision of this Guaranty, shall be effective unless in a writing signed by the Administrative Agent and such of the Lenders as may be required under the provisions of the Credit Agreement to concur in the action then being taken, and then the same shall be effective only in the specific instance and for the specific purpose for which given.

     10. CONTINUING GUARANTY; TERM; SUCCESSORS AND ASSIGNS; ASSIGNMENT; SURVIVAL. This Guaranty is a continuing guaranty and covers all of the Guaranteed Obligations as the same may arise and be outstanding at any time and from time to time from and after the date hereof, and shall
(i) remain in full force and effect until satisfaction of all of the Termination Requirements (provided that the provisions of clause (ii) of SECTION 1(A) shall survive any termination of this

Guaranty), (ii) be binding upon and enforceable against the Guarantor and its successors and assigns (provided, however, that the Guarantor may not sell, assign or transfer any of its rights, interests, duties or obligations hereunder without the prior written consent of the Lenders) and (iii) inure to the benefit of and be enforceable to the extent provided in SECTION 8 by each Guaranteed Party and its successors and assigns. Without limiting the generality of clause
(iii) above, any Guaranteed Party may, in accordance with the provisions of the Credit Agreement, assign all or a portion of the Guaranteed Obligations held by it (including by the sale of participations), whereupon each Person that becomes the holder of any such Guaranteed Obligations shall (except as may be otherwise agreed between such Guaranteed Party and such Person) have and may exercise all of the rights and benefits in respect thereof granted to such Guaranteed Party under this Guaranty or otherwise. The Guarantor hereby irrevocably waives notice of and consents in advance to the assignment as provided above from time to time by any Guaranteed Party of all or any portion of the Guaranteed Obligations held by it and of the corresponding rights and interests of such Guaranteed Party hereunder in connection therewith. All representations, warranties, covenants and agreements herein shall survive the execution and delivery of this Guaranty.

     11. GOVERNING LAW; CONSENT TO JURISDICTION. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS (EXCLUDING NEW YORK GENERAL OBLIGATIONS LAW SS.5-1401). THE PARTIES HERETO HEREBY DECLARE THAT IT IS THEIR INTENTION THAT THIS GUARANTY SHALL BE REGARDED AS MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND THAT THE LAWS OF SAID STATE SHALL BE APPLIED IN INTERPRETING ITS PROVISIONS IN ALL CASES WHERE LEGAL INTERPRETATION SHALL BE REQUIRED. EACH OF THE PARTIES HERETO AGREES (A) THAT THIS GUARANTY INVOLVES AT LEAST $250,000; AND
(B) THAT THIS GUARANTY HAS BEEN ENTERED INTO BY THE PARTIES HERETO IN EXPRESS RELIANCE UPON NEW YORK GENERAL OBLIGATIONS LAW SS. 5-1401. NOTWITHSTANDING THE FOREGOING CHOICE OF LAW, THE GUARANTOR HEREBY CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF ANY STATE COURT WITHIN NEW YORK COUNTY, NEW YORK OR MECKLENBURG COUNTY, NORTH CAROLINA OR ANY FEDERAL COURT LOCATED WITHIN THE WESTERN DISTRICT OF THE STATE OF NORTH CAROLINA OR THE SOUTHERN DISTRICT OF THE STATE OF NEW YORK FOR ANY PROCEEDING INSTITUTED HEREUNDER OR UNDER ANY OF THE OTHER CREDIT DOCUMENTS, INCLUDING ANY ACTIONS BASED UPON, ARISING OUT OF, OR IN CONNECTION WITH ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY GUARANTEED PARTY OR THE GUARANTOR. THE GUARANTOR IRREVOCABLY AGREES TO BE BOUND (SUBJECT TO ANY AVAILABLE RIGHT OF APPEAL) BY ANY JUDGMENT RENDERED OR RELIEF GRANTED THEREBY AND FURTHER WAIVES ANY OBJECTION THAT IT MAY HAVE BASED ON LACK OF JURISDICTION OR IMPROPER VENUE OR FORUM NON CONVENIENS TO THE CONDUCT OF ANY SUCH PROCEEDING. NOTHING IN THIS SECTION

SHALL AFFECT THE RIGHT TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF ANY GUARANTEED PARTY TO BRING ANY ACTION OR PROCEEDING AGAINST THE GUARANTOR IN THE COURTS OF ANY OTHER JURISDICTION.

     12. WAIVER OF JURY TRIAL. THE GUARANTOR AND, BY ITS ACCEPTANCE OF THE BENEFITS HEREOF, EACH GUARANTEED PARTY, HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ITS RESPECTIVE RIGHTS TO TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR IN CONNECTION WITH THIS GUARANTY OR ANY OF THE OTHER CREDIT DOCUMENTS, OR ANY RELATED PROCEEDING TO WHICH ANY GUARANTEED PARTY OR THE GUARANTOR IS A PARTY, INCLUDING ANY ACTIONS BASED UPON, ARISING OUT OF, OR IN CONNECTION WITH ANY RELATED COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY GUARANTEED PARTY OR THE GUARANTOR. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including, without limitation, contract claims, tort claims, breach of duty claims and all other common law and statutory claims. The Guarantor and, by its acceptance of the benefits hereof, each Guaranteed Party,
(i) acknowledges that this waiver is a material inducement to enter into a business relationship, that it has relied on this waiver in entering into this Guaranty or accepting the benefits hereof, as the case may be, and that it will continue to rely on this waiver in its related future dealings with the other parties hereto, and (ii) further warrants and represents that it has reviewed this waiver with its legal counsel and that, based upon such review, it knowingly and voluntarily waives its jury trial rights to the extent permitted by applicable law. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, MODIFICATIONS OR SUPPLEMENTS TO OR RESTATEMENTS OF THIS GUARANTY OR ANY OF THE OTHER CREDIT DOCUMENTS. IN THE EVENT OF LITIGATION, THIS GUARANTY MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

     13. NOTICES. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, facsimile transmission or cable communication) and mailed, telegraphed, telexed, telecopied, cabled or delivered (a) if to the Guarantor, at c/o ABG Financial and Management Services Inc., Parker House, Wildey Road, St. Michael, Barbados, Attention: [NEED NAME], Telecopy No. [NEED NUMBER], and (b) if to any Guaranteed Party, at its address for notices set forth in the Credit Agreement; or to such other address as any of the Persons listed above may designate for itself by like notice to the other Persons listed above; and in each case, with copies to such other Persons as may be specified under the provisions of the Credit Agreement. All such notices and communications shall be deemed to have been given (i) if mailed as provided above  by  any  method  other  than  overnight  delivery  service,  on the third
Business Day after deposit in the mails, (ii) if mailed by overnight delivery service, telegraphed, telexed, telecopied or cabled, when delivered for overnight delivery, delivered to the telegraph company, confirmed by telex answerback, transmitted by telecopier or delivered to the cable company, respectively, or (iii) if delivered by hand, upon delivery; provided that notices and communications to the Administrative Agent shall not be effective until received by the Administrative Agent.

     14. SEVERABILITY. To the extent any provision of this Guaranty is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Guaranty in any jurisdiction.

     15. CONSTRUCTION. The headings of the various sections and subsections of this Guaranty have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof. Unless the context otherwise requires, words in the singular include the plural and words in the plural include the singular.

     16. COUNTERPARTS; EFFECTIVENESS. This Guaranty may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

     IN  WITNESS  WHEREOF,  the  Guarantor  has  caused   this  Guaranty  to  be
executed by its duly authorized officers as of the date first above written.



                                   EVEREST RE GROUP, LTD.


                                   By:      _________________________________
                                   Title:   _________________________________









Accepted and agreed to:

FIRST UNION NATIONAL BANK, as
 Administrative Agent


By:      _________________________________
Title:   _________________________________

EXHIBIT G


                                     FORM OF
                     REQUEST FOR EXTENSION OF MATURITY DATE

                                     [Date]




First Union National Bank, as Administrative Agent
One First Union Center, DC-4
301 South College Street
Charlotte, North Carolina  28288-0680
Attention:  Syndication Agency Services


Ladies and Gentlemen:

         The undersigned, EVEREST REINSURANCE HOLDINGS, INC. (the "Borrower"), refers to the Credit Agreement, dated as of December 21, 1999, among the Borrower, certain banks and other financial institutions from time to time parties thereto (the "Lenders"), and you, as Administrative Agent for the Lenders (as amended, modified or supplemented from time to time, the "Credit Agreement," the terms defined therein being used herein as therein defined), and, pursuant to SECTION 2.18 of the Credit Agreement, hereby gives you, as Administrative Agent, irrevocable notice that the Borrower requests an extension of the Maturity Date for an additional one-year period. The Borrower hereby requests the Administrative Agent to extend the Maturity Date to ___________,
____.

         The Borrower hereby certifies that the following statements are true on and as of the date hereof and will be true on and as of the Maturity Date:

              A. Each of the representations and warranties contained in the Credit Agreement and in the other Credit Documents is and will be true and correct in all material respects on and as of each such date, with the same effect as if made on and as of each such date, both immediately before and after giving effect to the extension of the Maturity Date (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty shall be true and correct in all material respects as of such date); and

              B. No Default or Event of Default has occurred and is continuing or would result from the extension of the Maturity Date.

         If the Lenders, in their sole and absolute discretion, grant this request for an one-year extension, please acknowledge such agreement by signing and returning a copy of this request to the Borrower within 60 days.

Date:  _____________


                                    Very truly yours,

                                    EVEREST REINSURANCE HOLDINGS, INC.


                                    By:      _________________________________
                                    Title:   _________________________________


Accepted and Agreed:

FIRST UNION NATIONAL BANK, as Administrative Agent

By:      _________________________________
Title:   _________________________________